[GRAPHIC]

                                                                       GT GLOBAL
                                                                   OVER 25 YEARS
                                                                    OF INVESTING
                                                                       WORLDWIDE



                                                                       GT GLOBAL
                                                                     THEME FUNDS



                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1997


[LOGO] GT GTLOBAL
       A MEMBER OF LIECHTENSTEIN GLOBAL TRUST

[GRAPHIC]

GT GLOBAL THEME FUNDS
TABLE OF CONTENTS

Message from the Chairman  . . . . . . . . . . . . . . . . . . . . . . . . . 1

Introduction to Theme Funds  . . . . . . . . . . . . . . . . . . . . . . . . 2

GT Global
Consumer Products
and Services Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

GT Global
Financial Services Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . 8

GT Global
Health Care Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

GT Global
Infrastructure Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

GT Global
Natural Resources Fund . . . . . . . . . . . . . . . . . . . . . . . . . .  20

GT Global
Telecommunications Fund  . . . . . . . . . . . . . . . . . . . . . . . . .  24

Report of
Independent Accountants  . . . . . . . . . . . . . . . . . . . . . . . . . F-1

Financials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-2

                                                                    Inside Back
List of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Cover

The views of the Funds' management as described in this report are as of the date it was written. Portfolio holdings and allocations are as of October 31, 1997, unless otherwise noted. Views, portfolio holdings and allocations may have changed subsequent to these dates.

MESSAGE FROM THE CHAIRMAN


Dear Shareholder,

Fiscal 1997 has been a challenging and exciting year. The volatility of the market--and the resulting record highs and lows--has made investing a sometimes awe-inspiring endeavor for investors and investment professionals alike.

Across the GT Global family, our Funds have remained true to their investment goals and objectives regardless of world events. Whether it be the recent turmoil in the Asian markets, the privatization and reform underway across eastern Europe, deregulation occurring in Latin America or the ups and downs of the U.S. market, our Funds have maintained their focus. In fact, we believe these changes are yielding new investment opportunities in both established economies and dynamic new markets around the world. Looking forward to 1998, our commitment is to continue to monitor world markets and seek additional ways to capitalize on events as they unfold for the benefit of our shareholders.

In an effort to provide our customers easier access to information about the GT Global Funds, we launched our website, www.gtglobal.com, during the latter part of this year. We hope to continually enhance the information it contains, from our worldwide economic outlook, to fund price and performance reporting, to the Millennium Minute message of the day. Used in conjunction with annual and semiannual reports and your quarterly statement on our Funds, we hope it helps you monitor your investments and achieve your financial goals.

Be assured that we will continue to strive to offer you the quality investment products you need to build a well-diversified portfolio. As always, we appreciate your continued confidence in our Funds. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our representatives will be happy to assist you.

Sincerely,

/s/ William J. Guilfoyle

William J. Guilfoyle
CHAIRMAN OF THE BOARD AND PRESIDENT
GT GLOBAL MUTUAL FUNDS

GT GLOBAL THEME FUNDS


GT Global Theme Funds provide investors with access to a new dimension of global investing. Each Fund is structured to include multiple industries that, in combination, represent important global investment themes. From health care to natural resources to telecommunications, these themes are central to our modern lives and form the gears that drive global growth.

                                                                         [PHOTO]

As the world economy becomes ever more global, we believe it is increasingly appropriate for investors to expand their options by investing in specific industries as well as regions. With GT Global Theme Funds, you and your financial adviser can evaluate how one or more of these six globally diversified Funds may help you realize your investment goals.


The Funds are based on themes we believe will continue to gain importance in the years to come.


GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Seeking to benefit from the changing needs of the new global consumer, the Fund's portfolio invests in companies that manufacture, market, retail or distribute consumer products and services.

GT GLOBAL FINANCIAL SERVICES FUND
Focusing globally on issuers in the financial services industries, such as banks, brokerage and investment advisory firms and insurance companies, this Fund concentrates on the worldwide growth potential of capital markets.

GT GLOBAL HEALTH CARE FUND
Searching out promising issuers in global health care industries, including pharmaceutical, biotechnology, health care services, and medical technology and supply companies around the world, this Fund emphasizes the increased health care needs of the world's aging population and the growing demand for health care in emerging markets.

GT GLOBAL INFRASTRUCTURE FUND
Seeking to capitalize on the growing need for energy, transportation and communications in emerging markets, and the need to upgrade existing infrastructure in developed markets, the Fund's portfolio invests in companies that build, upgrade and repair basic infrastructure.

GT GLOBAL NATURAL RESOURCES FUND
Targeting companies that own, explore or develop natural resources, including precious and base metals, fossil fuels, forest and agricultural products, the GT Global Natural Resources Fund seeks to benefit from a rise in global industrial production and related business and inflationary cycles.

GT GLOBAL TELECOMMUNICATIONS FUND
Concentrating on companies engaged in the development, manufacture or sale of telecommunications services or equipment, the Fund seeks to participate in the growth of worldwide demand for information and the means by which it travels.

THE TEAM APPROACH TO INVESTING


Teamwork among talented investment professionals is at the center of our investment discipline. Our Theme Fund managers, with an average of ten years of industry experience, are supported by a group of seasoned investment analysts. We believe working together as a team creates a combination of strengths and facilitates the investment process. Within this framework, individual team members concentrate on their defined industries and regions, ensuring a deeper and broader group understanding of companies, markets and world events. The continual exchange of knowledge and ideas promotes style integrity and reflects our belief that the key to achieving consistent results is following a disciplined investment process.



ABOUT THE PORTFOLIO MANAGERS

DEREK WEBB, CFA - Head of the Theme Funds and Portfolio Manager of the GT Global Consumer Products Fund and the GT Global Natural Resources Fund. Prior to joining Chancellor LGT Asset Management, Mr. Webb spent seven years in the financial services industry. He received an M.B.A. from the Wharton Business School.

MICHAEL MAHONEY - Portfolio Manager of the GT Global Telecommunications Fund since 1993; Investment Analyst from 1991 to 1993. Previously, Mr. Mahoney was a Management Consultant at Bain & Co. and received an M.B.A. from Stanford Graduate School of Business.

                                                        [PHOTO]
                                                          FPO

                                             GT GLOBAL THEME FUNDS' PORTFOLIO
                                             MANAGERS: (LEFT TO RIGHT) BRIAN
                                             NELSON, MIKE YELLEN, MICHAEL
                                             MAHONEY, DEREK WEBB AND JAMES
                                             ELLMAN.

A. JAMES ELLMAN - Portfolio Manager of the GT Global Financial Services Fund since 1995; Investment Analyst from 1994 to 1995. Formerly, Mr. Ellman was an international bank examiner for the Federal Reserve. He received an M.B.A. from Harvard Graduate School of Business.

MIKE YELLEN - Portfolio Manager of the GT Global Health Care Fund since 1996; Investment Analyst 1994 to 1996. Before joining Chancellor LGT Asset Management, Mr. Yellen was a Senior Securities Analyst of the Franklin Global Health Care Fund for Franklin Resources. He is a graduate of Stanford University.

BRIAN NELSON, CFA(1) - Portfolio Manager of the GT Global Infrastructure Fund since 1997; Investment Analyst from 1995 to 1997. Previously, Mr. Nelson was an Equity Research Analyst and eventually Co-Portfolio Manager of the Franklin Global Utilities Fund at Franklin Templeton. He earned a B.A. from the University of California at Santa Barbara.

(1) Mr. Nelson was an employee of Chancellor Capitol Management until October 31, 1996, when LGT Asset Management merged with Chancellor. The resulting entity was renamed Chancellor LGT Asset Management and is the investment manager to GT Global Funds.

[PHOTO]

INVESTMENT OBJECTIVE
AND CURRENT STRATEGY

The Fund seeks long-term capital growth by investing worldwide, primarily in equity securities of companies that manufacture, market, retail or distribute consumer products and services. The Fund looks for companies well positioned to benefit from demographic and economic trends, and that have strong earnings growth and fundamentals.


GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

PERFORMANCE SUMMARY

[GRAPH]

CLASS A SHARES


   GT GLOBAL CONSUMER PRODUCTS
        AND SERVICES FUND       MSCI WORLD INDEX
12/30/94       9525                10000
               9467                9852
               9533                9997
               9858                10481
               9708                10849
               9867                10943
               10508               10942
               11400               11492
               11542               11238
               12083               11567
               12158               11387
               12475               11785
               12894               12132
               13101               12353
               13575               12431
               14472               12640
               15352               12939
5/31/96        16654               12953
               16456               13021
               15912               12563
               17318               12710
               18776               13210
               18094               13304
               18060               14052
               17832               13830
               17660               13999
               17201               14162
               16299               13884
               16020               14341
               17056               15228
               17976               15990
               19139               16729
               18976               15613
               20455               16463
10/31/97       20004               15599


[GRAPH]

CLASS B SHARES
12/30/94       10000               10000
               9939                9852
               10009               9997
               10341               10481
               10175               10849
               10350               10943
               11015               10942
               11942               11492
               12082               11238
               12633               11567
               12712               11387
               13036               11785
               13467               12132
               13675               12353
               14164               12431
               15097               12640
               16012               12939
5/31/96        17361               12953
               17153               13021
               16582               12563
               18040               12710
               19544               13210
               18828               13304
               18783               14052
               18534               13830
               18354               13999
               17861               14162
               16924               13884
               16630               14341
               17691               15228
               18638               15990
               19840               16729
               19660               15613
               21185               16463
10/31/97       20402               15599


The charts above show performance of the GT Global Consumer Products and Services Fund Class A and Class B shares since inception, versus the MSCI World Index. The top chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $20,547 on October 31, 1997.


AVERAGE ANNUAL TOTAL RETURNS %(1)
OCTOBER 31, 1997


SHARE CLASS         WITHOUT SALES CHARGE(2)  WITH SALES CHARGE

                    1-YEAR    LIFE OF FUND   1-YEAR    LIFE OF FUND

Class A(3)          10.55        29.91        5.30         27.70
Class B(3)           9.95        29.25        4.95         28.59
Advisor Class(4)    11.15        34.67        N/A           N/A


(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced quoted performance.

(3) The Fund began operations on December 30, 1994.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of Fund shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

                                   GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

INTERVIEW WITH PORTFOLIO MANAGER
DEREK WEBB

Q HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

A The Fund enjoyed a considerable turnaround in performance over the past six months, ending the one-year period to October 31, 1997, with a total return of 10.55% for Class A shares (5.30% including the maximum 4.75% sales charge), and 9.95% for Class B shares (4.95% including the maximum 5% contingent deferred sales charge). The Morgan Stanley Capital International (MSCI) World Index,(5) which, unlike the Fund, is heavily concentrated in larger cap stocks, returned 17.25% over the same period. The index is also designed to represent the performance of all markets, and does not mirror the Fund's concentration in the consumer products and services industries.

The Fund's overweighted position in non-index stocks performed exceptionally well over the second half of the reporting period. This is in contrast to the first quarter of the year, when the Fund was significantly affected by the general downturn in small cap stocks.

Q WHAT DO YOU FIND ATTRACTIVE ABOUT NON-INDEX STOCKS?

A We like the stocks of these types of companies primarily because they tend to have better price-to-growth rates (PEG) than index stocks, meaning their price-to-earnings ratios (P/Es) are lower relative to their earnings growth. This occurs because earnings growth of non-index stocks tends to be higher due to their relatively smaller size. P/Es are also lower because these stocks are not included in standard indices, which generally drives stock prices up. We find index stocks extremely overpriced as a result of strong demand relative to non-index stocks.

Q WHAT OTHER CRITERIA ARE IMPORTANT IN YOUR STOCK SELECTION?

A We look for companies with potential for positive quarterly earnings surprises and positive earnings revisions by Wall Street analysts. Additionally, we invest in companies we believe display strong fundamentals, such as high return on equity, low debt and highly predictable earnings and cash flow. We also focus on companies we think offer superior products or services, with the ability to consistently grow sales.

Q COULD YOU PROVIDE EXAMPLES OF FUND HOLDINGS THAT HAVE DONE WELL OVER THE
  PERIOD?

A Rental car companies, in general, have enjoyed strong returns. Once a dumping ground for car companies, many rental car firms have now been spun off by their automotive owners. As a result, these businesses are being run as businesses and not as parking lots for obsolete models. In concert with this change, earnings of certain companies have been rising dramatically as managements have been increasing prices and reducing costs. The Fund currently holds Avis and Budget.

[GRAPH]

BUDGET - A RENTAL CAR SUCCESS STORY

8/22/94     9.5
            9.63
            9.88
            9.5
           11.5
           11.25
           11.25
           11.31
           11.25
           11
           11.5
           11.25
           11.25
           11
           10.38
            9.63
            9.25
            9.5
            9.38
            9.5
            9.38
            9.5
            9
            9
            9.25
            9.75
            9.25
            9.5
            9.25
            9.5
            8
            8.75
            8.5
            8.25
            8.75
            8.5
            8
            7.75
            7.5
5/22/95     7.75
            7.5
            7.25
            7.75
            7.5
            7.5
            7.75
            7.75
            6.88
            6.63
            7
            7.13
            7.38
            8
            8.75
            9.5
           11.38
           10.5
           10.25
           10.25
           10
           10.75
           10.5
           10
           10
           10.25
           10.13
            9.75
            9.63
            9.25
            9
            8.88
            8.5
            8.75
            8.88
            9
            8.75
            9
            9.5
            9.5
            9.5
           10
            9.75
3/18/96     9.88
           10
            9.5
           10.25
           11.25
           11.63
           11.25
           10.75
           13.75
           14.63
           15.38
           16.38
           16.25
           16.75
           16
           13.63
           14.25
           17.5
           17.5
           19.5
           18.25
           18
           18
           18.5
           18.5
           18.31
           17.25
           18.75
           19
           19.25
           19.25
           18.5
           18.75
           19.25
           18
           16.5
           16
           16.5
12/9/96    16.25
           16.75
           16.13
           16.13
           17.75
           23.5
           27.38
           26.31
           26.75
           28
           27
           28.56
           26.88
           26.75
           26.63
           20.63
           21
           22.88
           19.88
           21.5
           22.13
           25
           25.88
           26
           26.88
           27.5
           27
           27.75
           33
           34.5
           32.44
           33.38
           34.69
           33.19
           29.38
           29.69
           29.44
           28.56
           29.38
           29.06
           29.38
           34.38
           33.75
           36
           36.31
           34.69
           33.13
           35.19
           35.25
           36.13
           34.5
           36.06
           34.75
12/15/97   33.44

BUDGET HAD ITS FIRST IPO IN 1989 AFTER BEING TAKEN PRIVATE IN 1986. SINCE THEN, ITS SHARE PRICE IS UP NEARLY 3.5 TIMES TO THE END OF OCTOBER. IN 1996, FORD ACQUIRED BUDGET, AND SUBSEQUENTLY SOLD IT OFF EARLIER THIS YEAR.

Source: Datastream, December 1997.

Another stock that has performed well is Tabacalera in Spain. Whereas in the U.S., tobacco companies have had a difficult time; the Spanish government is actually decreasing tobacco taxes. They are privatizing Tabacalera and trying to make the tobacco industry as attractive as possible. Consumption of tobacco is quite high in Spain, and companies are not currently faced with legal liabilities, as we have seen here in the U.S.

Other strong contributors to Fund performance include Safeway and CVS,(6) both well-run businesses;

                                                                    CONTINUED P6


(5) The MSCI World Index is a market value-weighted average of the performance of 1,568 securities listed on major world stock exchanges - the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) Safeway was sold off prior to October 31, 1997.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER   CONTINUED


Jones Apparel, makers of Ralph Lauren clothing; and Tuesday Morning, a teen market retailer. Also, Yogen Fruz, the main Canadian yogurt company with only one serious competitor worldwide, enjoyed solid gains as a result of their consolidation activities.

Q WHAT DO YOU SEE AHEAD FOR THE CONSUMER PRODUCTS INDUSTRY?

A We believe consumer products and services companies will generally remain attractive investments. Often they have distinguished franchises or name-brand products that tend to compete more on perceived value than strictly on price. We also find them good investments because many tend to have low fixed assets and high, unrestricted cash flows. High cash generation allows them to reinvest in core businesses, make acquisitions, repurchase stock or debt, and/or increase dividends.

The Consumer Products and Services Fund is rare because it is totally company specific. Consumer products and services companies are vastly different from one another, and we can almost always find interesting companies to invest in. Also, these companies are not generally affected by macroeconomic cycles. Whether people eat yogurt or drink gourmet coffee, for example, has little to do with what's going on in the Asian financial community.


GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
ALLOCATION OF NET ASSETS %

                            1997           1996
                         OCTOBER 31     OCTOBER 31

SERVICES                    56.3           51.0
CONSUMER NON-DURABLES       14.8           35.9
FINANCE                      6.5            3.1
TECHNOLOGY                   2.6            1.1
CAPITAL GOODS                1.3            N/A
MULTI-INDUSTRY / MISC.       N/A            3.2
SHORT-TERM & OTHER          18.5            5.7

                                     GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

GEOGRAPHIC ALLOCATION OF NET ASSETS

            [CHART]

EUROPE                      6.2%
NORTH AMERICA & OTHER      93.8%

Allocations may change based on current market conditions. A complete listing may be found in the Financial Statements section of this report.

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

KEY PORTFOLIO HOLDINGS(7)

MORNINGSTAR GROUP, INC. A national manufacturer of refrigerated specialty food products. Brand names include International Delight, Second Nature and Lactaid.

CVS CORP. Through its wholly owned subsidiaries, CVS Pharmacy and Revco, CVS Corp. operates 3,866 drugstores in 24 states and the District of Columbia.

TABACALERA S.A.  Manufactures and sells tobacco and stamps worldwide.

AIRBORNE FREIGHT CORP. An air express company and air freight forwarder that expedites shipments to destinations throughout the world.

BANKAMERICA CORP. Provides diverse financial products and services to individuals, businesses, government agencies and financial institutions in 36 countries. In the U.S., the company's banking subsidiaries operate over 2,000 offices throughout the western United States.

BRYLANE, INC.  Retails apparel through specialty catalogs.

NEW YORK TIMES CO. Publishes magazines and newspapers, including the New York Times and the Boston Globe. The company also licenses electronic databases and operates broadcasting/information services.

JONES APPAREL GROUP, INC. Designs, markets and contracts for the manufacture of better-priced women's suits and sportswear.

INTERSTATE BAKERIES CORP. The corporation and its subsidiaries produce and distribute baked goods. The company bakes a variety of breads, buns and rolls under the names Weber's and Butternut, among others. Interstate sells its breads in the southern, southwestern and western U.S. They also bake and sell cakes and breakfast products under the Dolly Madison Bakery name.

PACIFIC SUNWEAR OF CALIFORNIA Pacific Sunwear operates a nationwide, mall-based specialty retail chain of stores in 33 states. The company specializes in casual apparel, footwear and related accessories, catering to teenagers and young adults.

                            % of
Country                   Net Assets

   U.S.                      4.0

   U.S.                      3.7

   Spain                     3.3

   U.S.                      3.1

   U.S.                      3.1

   U.S.                      3.1

   U.S.                      3.0

   U.S.                      2.8

   U.S.                      2.8

   U.S.                      2.5


Source: Bloomberg, November 1997.

(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

   [PHOTO]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund seeks long-term growth of capital primarily by investing in the equity securities of financial services companies, including those engaged in banking, insurance, investment management, brokerage and diversified financial activities. Emphasis is placed on companies we believe have the potential to experience rising profitability.

GT GLOBAL FINANCIAL SERVICES FUND

PERFORMANCE SUMMARY

[GRAPH]

CLASS A SHARES  GT Global Financial
                  Services Fund     MSCI World Index  MSCI Banking Index
5/31/94              9525               10000               10000
                     9525                9974               10012
                     9508               10165               10010
                     9950               10473               10042
                     9683               10200                9707
                     9683               10492                9971
                     9283               10039                9542
                     9075               10138                9631
                     8825                9987                9507
                     8650               10135                9550
                     8408               10626                9943
                     8583               10998               10534
                     9242               11094               10648
                     9400               11093               10141
                     9850               11650               10915
                     9942               11393               10355
                    10117               11727               10736
                     9933               11544               10355
                    10458               11947               11041
12/31/95            10805               12299               11566
                    11007               12524               11437
                    10990               12602               11374
                    11158               12814               11648
                    11411               13118               11818
                    11537               13131               11641
                    11386               13200               11602
                    10998               12736               11369
                    11369               12885               11513
                    11781               13392               12033
                    11941               13488               12173
                    12681               14246               12753
                    12448               14020               12096
                    13025               14192               11820
                    13521               14357               12379
                    13016               14076               11881
                    13422               14538               12177
                    14071               15438               13088
                    15062               16211               14083
                    16117               16960               14886
                    15297               15828               13946
                    16523               16690               14935
10/31/97            15513               15814               13497

CLASS B SHARES
5/31/94             10000               10000               10000
                    10000                9974               10012
                     9974               10165               10010
                    10437               10473               10042
                    10149               10200                9707
                    10149               10492                9971
                     9720               10039                9542
                     9493               10138                9631
                     9230                9987                9507
                     9046               10135                9550
                     8793               10626                9943
                     8968               10998               10534
                     9650               11094               10648
                     9816               11093               10141
                    10280               11650               10915
                    10367               11393               10355
                    10551               11727               10736
                    10350               11544               10355
                    10892               11947               11041
   12/31/95         11255               12299               11566
                    11458               12524               11437
                    11431               12602               11374
                    11607               12814               11648
                    11863               13118               11818
                    12004               13131               11641
                    11837               13200               11602
                    11431               12736               11369
                    11810               12885               11513
                    12233               13392               12033
                    12401               13488               12173
                    13159               14246               12753
                    12905               14020               12096
                    13500               14192               11820
                    14010               14357               12379
                    13481               14076               11881
                    13887               14538               12177
                    14558               15438               13088
                    15579               16211               14083
                    16665               16960               14886
                    15805               15828               13946
                    17071               16690               14935
   10/31/97         15713               15814               13497


The charts above show performance of the GT Global Financial Services Fund Class A and Class B shares since inception, versus the MSCI World Index and the MSCI Banking Index. The top chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1,1995, would have been worth $16,998 on October 31, 1997.

AVERAGE ANNUAL TOTAL RETURNS %(1)
OCTOBER 31, 1997


 SHARE CLASS      WITHOUT SALES CHARGE(2)        WITH SALES CHARGE

                   1-YEAR      LIFE OF FUND    1-YEAR     LIFE OF FUND

Class A(3)         29.91          15.33        23.74         13.70
Class B(3)         29.13          14.76        24.13         14.13
Advisor Class(4)   30.52          24.52         N/A           N/A


(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which if included, would have reduced quoted performance.

(3) The Fund began operations on May 31, 1994.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of Fund shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

                                               GT GLOBAL FINANCIAL SERVICES FUND

INTERVIEW WITH PORTFOLIO MANAGER
JAMES ELLMAN


Q HOW DID THE FUND PERFORM?

A We are very pleased with the Fund's performance. Total return for the 12-month period to October 31, 1997, was 29.91% for Class A shares (23.74% including the maximum 4.75% sales charge) and 29.13% for Class B shares (24.13% including the maximum contingent deferred sales charge). In comparison, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Banking Index,5 returned 10.88% for the same period, while the broader MSCI World Index6 returned 17.25%.

Q HOW WAS THE FUND ABLE TO OUTPERFORM THE MSCI BANKING INDEX?

A We outperformed the index primarily as a result of country allocations and careful stock selection. Over the period, the Fund benefited from overweighted positions in several markets including the U.S., Canada, the Scandinavian countries and Australia. Strong gains in banking and insurance stocks in these markets were fueled by favorable inflationary environments and rallies in their bond markets. In general, as bond markets rally and interest rates go down, financial services stocks go up.

We were also very much underweighted in Japan and the rest of Asia. This allowed the Fund to avoid the bulk of the contagion from the Asian currency crisis raging across the region in recent months. In terms of stock selection, we concentrated on market-leading retail bank and insurance companies in several developed markets, which performed well overall. At the same time, we owned very little in the sub-prime mortgage, auto and credit areas, which struggled in the face of difficult credit quality environments.

Several individual holdings of the Fund performed particularly well. BankAmerica, the Fund's largest position for much of the last year, enjoyed an exceptional run-up in its share price. The market rewarded the bank's management strategy of taking decisive action to sell off poorly performing assets. Opportunity was also found in smaller companies, an example being Hamilton Bancorp, a trade finance bank in Florida that achieved strong gains from solid earnings and its ability to increase market share.

Among smaller markets, strong economic growth generally led to rising financial services stocks. Israel's economy performed well, which boosted returns from the Fund's holding of Bank Hapoalim where a controlling interest in the company was recently sold by the government to a group of U.S. investors. Similarly, Allied Irish Bank of Ireland performed well under favorable local market conditions. The Irish economy has benefited from an influx of investment by U.S. technology companies setting up European bases in Ireland. The bank is also expanding and recently acquired banks in Poland and the U.S.

Q WHAT IS DRIVING OUTPERFORMANCE OF FINANCIAL SERVICES COMPANIES?

A Strong share prices for financial services companies have been precipitated in part by aggressive capital management, which in this period of strong profitability takes the form of dividend increases, share repurchases and securitization of low margin assets. Likewise, consolidation in this industry is another trend underpinning impressive stock price performance. Consolidation has been driven by shareholder-oriented management teams and the increasing use of technology by larger financial services companies leveraging their networks in order to compete more effectively against smaller players.

Consolidation comprises a number of positive aspects, including cost savings and revenue synergies. Given the thousands of U.S. banks and insurance companies with overlapping branch networks or operations, we feel considerable room exists for cost savings to be realized as the industry is gradually rationalized. Consolidation also means fewer and more rational competitors, which is usually beneficial for industry profits and share prices.

                                                                   CONTINUED P10

(5) The MSCI Banking Index is a market value-weighted average of the performance of 108 securities listed on major world stock exchanges - the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) The MSCI World Index is a market value-weighted average of the performance of 1,568 securities listed on major world stock exchanges - the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER   CONTINUED

We have seen an amazing number of extremely large mergers and acquisitions transacted this year in the U.S. financial services sector. The size factor has come into play partly because many of the banks, insurance and securities firms being acquired of late have also grown themselves through acquisitions over the last few years. We expect to see this trend continue in 1998.

Q COULD YOU EXPLAIN HOW TECHNOLOGY IS BEING LEVERAGED IN FINANCIAL SERVICES?

A Banks are finding that expanding technology in their back offices increases economies of scale, making it more economically rational to have larger operations. On the front office side, investments in national ATM networks, phone banks and Internet operations allow a rising number of services to be delivered to customers 24 hours a day, at a significantly lower cost than through the traditional branch network. As technology investments rise, larger companies finance costs through their greater revenue base, an advantage smaller competitors do not have.

Q DO YOU ANTICIPATE INCREASING THE FUND'S ASIA POSITION IN 1998?

A We expect there may be two big calls to make in Asian financial stock selection during 1998. The first question is what to do with stocks of the two large UK-based banks with substantial Asian operations. The Fund owns shares in one of these; HSBC (Hong Kong Shanghai Bank)--the MSCI Banking Index held about 5% in HSBC at October 31, 1997, while the Fund owned 1.69%. Although share prices of both companies have suffered during the recent Asian meltdown, we feel they stand to gain market share as scores of local banks continue to encounter problems and may be forced to shut down. These banks can also generate revenue from foreign exchange volatility, so that even in these uncertain times, earnings may actually be relatively well supported. We will be watching developments closely.

The second call is on Japan. Although the Fund has done relatively well by significantly underweighting Japan over the last three years, Japanese financial companies may at last be starting to look more attractive. With Japanese bank shares down almost 70% from their peak earlier in the 1990s, we feel potential value might materialize soon. Japanese banks are also finally beginning to take some decisive measures to engineer recovery. They are cleaning up their balance sheets and selling off assets, and several of the weaker players are being closed down. However, while some of the steps necessary to stimulate growth are being taken, we are content to wait and see for the time being.

Q WHAT ARE YOUR EXPECTATIONS FOR 1998?

A Banking and insurance stocks are currently in a wonderful sweet spot. Asset quality is fairly sound, and expectations are for continued deflation and relative stability in interest rates around the world. In the U.S., we believe consumers are likely to reap benefits from the southeast Asian currency implosion through cheaper goods. Additionally, because of lower inflationary expectations, we think the Fed is less likely to raise interest rates, which is positive for banks and insurance companies as they tend to trade in line with bond markets.

If interest rates are not volatile, banks can concentrate on running their businesses better and building national branch or product distribution systems. They also have fewer worries about huge charge-offs from their loan books and real estate becoming a bad asset class. In this type of environment, there is great potential for continued stable increases in earnings. Stable earnings, in turn, are generally rewarded by the stock market, which pays higher multiples for these companies-a very nice trend, indeed.

GT GLOBAL FINANCIAL SERVICES FUND
ALLOCATION OF NET ASSETS %

                              1997        1996
                           OCTOBER 31   OCTOBER 31

BANKS - REGIONAL             50.6         37.7
BANKS - MONEY CENTER         18.4         17.2
INSURANCE - MULTI-LINE       10.9          2.2
CONSUMER FINANCE              5.8          9.6
OTHER FINANCIAL               4.1          6.3
SECURITIES BROKER             2.8          7.0
INVESTMENT MANAGEMENT         2.4          5.8
REAL ESTATE                   N/A          2.4
SHORT-TERM & OTHER            5.0         11.8

                                               GT GLOBAL FINANCIAL SERVICES FUND

GEOGRAPHIC ALLOCATION OF NET ASSETS

        [CHART]

LATIN AMERICA                2.50%
AFRICA & MIDDLE EAST         6.30%
ASIA-PACIFIC                10.20%
EUROPE                      30.10%
U.S., CANADA & OTHER        50.90%

Allocations may change based on current market conditions. A complete listing may be found in the Financial Statements section of this report.

GT GLOBAL FINANCIAL SERVICES FUND

KEY PORTFOLIO HOLDINGS(7)

BANKAMERICA CORP. Provides diverse financial products and services to individuals, businesses, government agencies and financial institutions in 36 countries. In the U.S., the company's banking subsidiaries operate over 2,000 offices throughout the western United States.

CONSECO, INC. A financial services company that, through its subsidiaries, provides supplemental health insurance, retirement annuities and universal life insurance.

CITICORP The parent of Citibank, Citicorp offers a broad range of financial services, with over 3,200 locations in 98 countries and territories.
Chase Manhattan Corp. A bank holding company that provides domestic and international financial services such as corporate finance, wholesale banking and investment services. Chase emphasizes originations, underwriting, risk management products and private banking.

SPARBANKEN SVERIGE AB Sparbanken is the central banking institution for the Swedish savings bank system. The bank's 607 branches are organized into 130 local savings bank units that provide banking services, including savings, loans, credit and debit services.

CITY NATIONAL CORP. A holding company for City National Bank, the company operates approximately 33 branches throughout southern California.

MERITA LTD. A financial services group providing commercial banking services, equity investment, insurance, real estate brokerage, corporate restructuring and other financial services. Merita operates in Finland and in 14 countries abroad.

LLOYDS TSB GROUP PLC Through its subsidiaries and associated companies, the firm provides retail banking services through over 2,000 branches in the UK, as well as international banking, corporate banking and other services from 500 offices in 40 countries.

FREMONT GENERAL CORP. Provides insurance and financial services, including commercial and residential real estate, and commercial and premium financing.

ROYAL BANK OF CANADA Provides financial products and services to nearly 1,600 branches and 10 million consumer and business customers in 35 countries.

                                 % of
           Country             Net Assets

             U.S.                 3.8

             U.S.                 2.8

             U.S.                 2.3

             U.S.                 2.1

            Sweden                1.9

             U.S.                 1.9

            Finland               1.8

              UK                  1.8

             U.S.                 1.7

            Canada                1.7


Source: Bloomberg, November 1997.

(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

[PHOTO]

INVESTMENT OBJECTIVE
AND CURRENT STRATEGY

The Fund seeks long-term capital appreciation by investing primarily in equity securities of health care companies, including those specializing in pharmaceuticals, biotechnology, medical devices and supplies, and health care services. The Fund's strategy is to invest in the securities of a variety of health care companies worldwide that we believe will benefit from economic, political and regulatory developments.

GT GLOBAL HEALTH CARE FUND

PERFORMANCE SUMMARY

[GRAPH]

CLASS A SHARES

          GT GLOBAL HEALTH   MSCI HEALTH & PERSONAL
             CARE FUND            CARE INDEX           MSCI WORLD INDEX
8/7/89          9525                 10000                  10000
                9608                  9856                  10034
                9650                 10136                  10347
                9858                  9800                  10050
               10200                 10193                  10365
               10368                 10522                  10564
                9900                 10032                  10219
                9908                  9604                   9696
               10184                  9025                   9513
               10184                  8897                   9668
               11286                  9835                  10734
               11587                  9767                  11097
               11612                  9858                  11452
               10844                  8937                  10502
               10409                  7996                   9870
               10718                  8744                  10758
               11445                  8602                  11139
               11729                  8784                  11243
               12509                  9107                  11550
               13546                  9951                  12607
               14326                  9660                  12807
               14034                  9737                  12852
               14737                  9959                  13214
               14051                  9346                  12603
               15045                  9789                  13522
               15422                  9759                  13790
               15576                 10017                  13950
               16527                 10181                  14712
               15902                  9739                  14453
               18518                 10450                  16468
               18276                 10258                  15572
               17517                 10083                  15263
               16344                  9610                  14554
               15317                  9745                  14471
               15679                 10135                  15087
               15066                  9797                  14553
               15679                  9824                  15213
               15291                 10065                  15276
               14946                  9974                  14813
               15058                  9706                  14685
               16007                  9881                  14847
               16016                  9963                  14649
               15446                  9998                  13688
               13444                 10237                  13239
               13634                 10832                  13387
               13720                 11336                  13991
               14540                 11599                  14405
6/30/93        14583                 11504                  13779
               14195                 11743                  13123
               14298                 12283                  13819
               14868                 12058                  13950
               15412                 12392                  14359
               15567                 11693                  14161
               16433                 12267                  14628
               17550                 13078                  15124
               16849                 12911                  14542
               15749                 12357                  13906
               15714                 12741                  14245
               15654                 12776                  14437
               14814                 12743                  14446
               15437                 12987                  14429
               17030                 13381                  15598
               17022                 13031                  15579
               16970                 13404                  16022
               16554                 12825                  16077
               16481                 12952                  16425
               17012                 12760                  16837
               17338                 12949                  17335
               17897                 13575                  18319
               17450                 14051                  18973
               17385                 14174                  19209
               17664                 14172                  19974
               18773                 14884                  20632
               19127                 14555                  20275
               20049                 14982                  21750
               20329                 14749                  22406
               21409                 15264                  23270
               22573                 15713                  24437
               23729                 16000                  25028
               24429                 16100                  25041
               24906                 16371                  25446
               25097                 16759                  25234
               25521                 16777                  25687
               24323                 16865                  26469
               22106                 16272                  25841
               23920                 16462                  26595
               25691                 17109                  28206
               25034                 17232                  28849
               25193                 18201                  30693
               27954                 17912                  30040
               28895                 18131                  32204
               29091                 18343                  32677
               25645                 17983                  31951
               24256                 18574                  34156
               28539                 19724                  35821
               28861                 20711                  39168
               29343                 21668                  40091
               29722                 20221                  36403
               32881                 21323                  39036
10/31/97       32134                 20204                  39134

CLASS B SHARES

4/1/93         10000                 10000                  10000
               10199                 10377                  10573
               10802                 10618                  10886
               10827                 10531                  10413
               10532                 10750                   9917
               10603                 11244                  10443
               11020                 11038                  10542
               11418                 11344                  10851
               11520                 10704                  10702
               12160                 11230                  11054
               12983                 11972                  11430
               12456                 11819                  10990
               11640                 11312                  10509
               11608                 11663                  10765
               11563                 11695                  10910
               10939                 11665                  10917
               11389                 11889                  10904
               12559                 12249                  11787
               12552                 11929                  11773
               12507                 12271                  12108
               12199                 11741                  12150
               12138                 11857                  12412
               12525                 11681                  12724
               12760                 11853                  13100
               13169                 12427                  13843
               12830                 12863                  14338
               12781                 12975                  14516
6/30/95        12982                 12974                  15094
               13785                 13625                  15592
               14041                 13324                  15322
               14712                 13715                  16436
               14906                 13502                  16932
               15694                 13973                  17585
               16537                 14384                  18467
               17381                 14647                  18913
               17887                 14739                  18923
               18234                 14987                  19230
               18368                 15342                  19070
               18668                 15358                  19412
               17784                 15438                  20002
               16158                 14895                  19528
               17476                 15069                  20098
               18763                 15662                  21316
               18273                 15774                  21802
               18384                 16661                  23195
               20390                 16397                  22702
               21067                 16598                  24337
               21204                 16791                  24694
               18687                 16462                  24145
               17668                 17003                  25811
               20776                 18056                  27070
               21007                 18959                  29599
               21341                 19835                  30297
               21615                 18511                  27510
               23892                 19520                  29500
10/31/97       23144                 18495                  29574

The charts above show the performance of the GT Global Health Care Fund Class A and Class B shares since inception, versus the MSCI World Index and the MSCI Health and Personal Care Index. The top chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $18,705 on October 31, 1997.

AVERAGE ANNUAL TOTAL RETURNS %(1)
OCTOBER 31, 1997

Share Class           Without Sales Charge(2)          With Sales Charge

                 1-Year    5-Year  Life of Fund  1-Year   5-Year  Life of Fund

Class A(3)        28.36     16.37         15.92   22.27    15.24         15.23
Class B(3)        27.75       N/A         20.32   22.75      N/A         20.09
Advisor Class(4)  29.00       N/A         29.54     N/A      N/A           N/A


HISTORICAL PERFORMANCE %(2)
Annual Total Returns (Per Calendar Year)


                  1989    1990    1991   1992    1993     1994    1995    1996
Class A          8.85(3)  13.14   57.88 -13.51   2.61     0.29    36.96   23.84
Class B           N/A      N/A     N/A    N/A   21.60(3) -0.19    36.24   23.30


(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations on August 7, 1989; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                     GT GLOBAL HEALTH CARE FUND

INTERVIEW WITH PORTFOLIO MANAGER
MIKE YELLEN


Q HOW HAS THE FUND PERFORMED?

A The Fund enjoyed a dramatic reversal in performance over the second half of the period. While we reported a total return of -3.11% for Class A shares (-7.71% including the maximum 4.75% sales charge) for the six-month period to the end of April. Over the second six months the Fund's Class A shares returned 32.48%, bringing the total return over the 12 months to October 31, 1997, to 28.36% (22.27% including the maximum 4.75% sales charge), and 27.75% for Class B shares (22.75% including the maximum 5% contingent deferred sales charge). For the same time frame, the Morgan Stanley Capital International
(MSCI) World Index(5) and the MSCI Health and Personal Care Index(6) returned 17.25% and 35.65%, respectively. Relative to our peer group, the GT Global Health Care Fund (Class A shares) placed 5th out of 14 among health care funds over the one-year period to October 31, 1997, as ranked by Micropal.(7)

Because the MSCI Health and Personal Care Index is market-cap weighted, it is heavily concentrated in large cap stocks and consists primarily of pharmaceutical companies and some large consumer product companies. Its composition is very different from that of the Fund over the period, which was concentrated in small and mid cap stocks. The relative outperformance of the index is mainly a result of the phenomenal rally in larger cap pharmaceuticals during the year.

Q WHY DID PERFORMANCE IMPROVE SO MUCH IN THE SECOND HALF OF THE PERIOD?

A In the first half of the year, the Fund's underperformance was primarily a result of its underweighting in large cap health care companies. During that time, significant divergence existed between the performance of large, blue-chip stocks and the small to mid cap universe. Large cap stocks performed well because of the premium investors placed on liquidity and Safety of earnings. Meanwhile, many small cap stock prices fell anywhere from 30%-75%. Often this was without any fundamental change in outlook for their businesses, but simply because market sentiment toward these types of stocks had soured.

This phenomenon reversed to some extent in August and September. While large cap stocks continued to do well, small and mid cap companies rallied, and the Fund's performance strengthened accordingly.

Q WHY DO YOU LIKE SMALLER CAP STOCKS?

A For some time we have believed that large cap health care issues are far less attractively valued than their small cap counterparts. In fact, we took the opportunity to increase our exposure to small cap stocks during their selloff, believing many investment opportunities were created in select, smaller cap companies.

We continue to feel that most of these companies could see (and, in many cases, have already seen) their stock prices rebound considerably as they continue to generate revenue and profit growth. In emerging biotechnology and medical technology, prices of many stocks bounced back as companies continued to demonstrate progress toward bringing their products to market, and investors began to appreciate their potential value.

Q COULD YOU EXPLAIN WHY THE FUND HOLDS VIRTUALLY NOTHING OUTSIDE THE U.S.?

A In general, we see few opportunities more attractive than what we're currently finding here in the U.S. Outside the U.S., opportunities are limited to large drug companies which, similar to their U.S. counterparts, have performed well for several years and are highly valued. These companies are actually more expensive than U.S. companies that, in many cases, have even stronger growth prospects. Therefore, companies with the strongest growth prospects and

                                                                   CONTINUED P14

(5) The MSCI World Index is a market value-weighted average of the performance of 1,568 securities listed on major world stock exchanges- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) The MSCI Health and Personal Care Index is a market value-weighted average of the performance of 54 securities listed on major world stock exchanges. Index returns are given without dividends before December 1993 and with dividends after December 1994.

(7) Based on total returns, the Fund's Class A shares ranked 10 out of 13 funds for the five-year period ended October 31, 1997. Micropal rankings do not include sales charges. Different classes of shares are offered and their performance will vary. Past performance is no guarantee of future results. Micropal is a nationally recognized mutual fund research organization.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER   CONTINUED

best values, in our opinion, are still found primarily in the U.S.

Furthermore, the U.S. marketplace, which has a larger market capitalization than all of Europe combined, remains the most important market for drug companies. In terms of fundamentals, the U.S. market has been very strong for some time, with relatively little pressure on pricing and impressive unit consumption growth.

Foreign market fundamentals, on the other hand, have not been as sound, primarily because governments have more control over pricing. Consequently, European market growth for pharmaceuticals has been in the low single digits, and even worse in Japan where price cuts have been instituted every year.

Q GIVEN THAT U.S. VALUES HAVE RISEN CONSIDERABLY OVER THE LAST SEVERAL YEARS,
  DOES THE INDUSTRY HAVE FURTHER TO GO?

A We continue to find the industry as a whole very attractive, primarily because fundamentals remain solid. In U.S. pharmaceuticals, for example, the lack of any real pricing pressure coming from managed care has been a big positive. Similarly, threats of political reform, a major concern several years ago, have mostly gone by the wayside. In addition, we've seen a strong product cycle with many high-profile drugs coming to market. The concerns people had about the industry several years ago, which caused valuations to decline, have never materialized. Instead, many new products have created stronger-than-expected revenues and profits growth, and prices have risen.

As we mentioned earlier, a sharp distinction has existed between the performance of index stocks (large cap pharmaceuticals), which have done so well, and small cap stocks. Thus, with respect to small cap stocks, in particular, we are still finding many good, solidly positioned companies in the U.S. We believe U.S. fundamentals are intact, and earnings growth prospects in many cases are higher than their large cap counterparts.

Q PLEASE DESCRIBE YOUR INVESTMENT STRATEGY.

A Nothing has changed in the overall strategy or investment process of the Fund. Our approach includes extensive fundamental analysis, a determined focus on value and a very disciplined buy and sell process. Extensive fundamental analysis remains the key to providing strong Fund performance.

Chancellor LGT Asset Management is one of the largest institutional health care investors in the U.S., with approximately $1 billion in dedicated health care funds under management as of October 31, 1997. This position provides us not only with excellent support from top analysts and brokerage firms on Wall Street and around the world, but also with direct access to the management teams of companies we invest in. We believe these essential resources add significant value for our shareholders.

Regarding overall portfolio structure, the Fund continues to be diversified across all sectors of the industry. However, we still maintain a general bias toward product companies-drug, biotech and medical device-as opposed to more commodity-oriented or medical services companies, which have few proprietary characteristics. Generally, the more proprietary the product, the more positively disposed we are toward a company. We believe these types of companies offer the most attractive long-term returns to shareholders based on, among other factors, high barriers to entry and high profitability.

Q WHAT FACTORS UNDERPIN YOUR OPTIMISM FOR THIS INDUSTRY OVER THE LONGER TERM?

A Again, while share prices of medical product companies can be quite volatile, fundamentals for many of these companies continue to be quite strong. Aging demographics in developed countries, combined with rising living standards in emerging economies, suggest increased demand for health care products over coming years.

Meanwhile, we expect advances in medical science will continue to create entirely new markets as treatments are discovered for inadequately treated diseases. People will continue to demand products and services that provide the best clinical results. Despite attempts at cost containment from governments and insurers, we believe such products should continue to result in excellent profit margins for the industry.

Finally, we foresee an increased focus on cost containment acting as an incentive to a number of mergers and acquisitions among health care companies. These activities have already proven beneficial to shareholders, a trend we fully expect to continue.

                                                    GT GLOBAL HEALTH CARE FUND

[CHART]

GEOGRAPHIC ALLOCATION OF NET ASSETS

Asia-Pacific/Europe           2.80%
North America & Other        97.20%


GT GLOBAL HEALTH CARE FUND
ALLOCATION OF NET ASSETS %

                               1997           1996
                            OCTOBER 31      OCTOBER 31

MEDICAL TECHNOLOGY
& SUPPLIES                     37.8             22.3
BIOTECHNOLOGY                  26.6             30.7
PHARMACEUTICALS                17.7             25.4
HEALTH CARE SERVICES            5.2              8.2
SHORT-TERM & OTHER             12.7             13.4


Allocations may change based on current market conditions. A complete listing may be found in the Financial Statements section of this report.

GT GLOBAL HEALTH CARE FUND

KEY PORTFOLIO HOLDINGS(8)

PROTEIN DESIGN LABS, INC. Protein Design is a late-stage biotechnology company, best known for its Zenapax drug, developed for patients undergoing organ transplants.

ATL ULTRASOUND, INC.  A leading maker of ultrasound machines.

AMGEN, INC. One of the largest and most profitable biotechnology companies, Amgen's growth has been driven by its two flagship products: Epogen, which stimulates production of red blood cells (used by kidney dialysis patients); and Neupogen, a white blood cell stimulant (used for chemotherapy patients).

VISX, INC. Develops and manufactures excimer laser systems designed to recontour the front surface of the cornea of the human eye to reduce or eliminate dependence on corrective lenses. These systems are designed to treat refractive disorders such as myopia, astigmatism and hyperopia with a procedure known as photorefractive keratectomy.

THERATECH, INC. TheraTech develops advanced, controlled-release drug delivery products. The company is most widely recognized as producer of the testosterone patch and currently has over 20 products in development that span a wide variety of delivery technologies and therapeutic areas.

GUILFORD PHARMACEUTICALS, INC. Guilford researches, develops and commercializes drugs for the treatment of cancer and other diseases. The company also manufactures therapeutic and diagnostic products for neurological disease and conditions.

VENCOR, INC. Provides long-term hospital care to chronically ill patients primarily dependent on technology for continued life support. Vencor owns and operates a national network of hospitals, nursing centers and contract service providers in 46 states.

CELL THERAPEUTICS, INC. Discovers, develops and commercializes small-molecule drugs that modulate the production of cell membrane lipids called phosphatidic acids for the treatment of cancer and immune and inflammatory diseases.

ENDOSONICS CORP. The company develops, manufactures and markets intravascular, ultrasound imaging systems and catheters to assist in the diagnosis and treatment of cardiovascular and peripheral vascular disease.

PHYSIO-CONTROL INTERNATIONAL CORP. Manufactures, markets and services a line of non-invasive emergency cardiac defibrillator and vital-sign assessment devices, disposable electrodes and data management software.

                               % of
      Country                Net Assets

        U.S.                    8.1

        U.S                     5.2

        U.S.                    4.2

        U.S.                    4.2

        U.S.                    3.6

        U.S.                    3.5

        U.S.                    3.5

        U.S.                    2.9

        U.S.                    2.8


        U.S.                    2.7


Source: Bloomberg, November, 1997.

(8) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

[PHOTO]

INVESTMENT OBJECTIVE
AND CURRENT STRATEGY

The Fund seeks long-term growth of capital primarily by investing in equity securities of companies in established and emerging economies throughout the world that design, develop or provide products and services necessary for creating and maintaining a country's infrastructure.

GT GLOBAL INFRASTRUCTURE FUND

PERFORMANCE SUMMARY

[BELOW IS EDGAR REPRESENTATION OF PLOT POINTS USED IN TYPESET GRAPH]

CLASS A SHARES      GT GLOBAL
                INFRASTRUCTURE FUND    MSCI WORLD INDEX
5/31/94                 9525                 10000
                        9567                  9974
                        9992                 10165
                       10400                 10473
                       10325                 10200
                       10392                 10492
                       10042                 10039
                        9817                 10138
                        9567                  9987
                        9308                 10135
                        9133                 10626
                        9625                 10998
                       10000                 11094
                       10292                 11093
                       10750                 11650
                       10583                 11393
                       10600                 11727
                       10092                 11544
                       10267                 11947
                       10417                 12299
1/31/96                10725                 12524
                       10833                 12602
                       10942                 12814
                       11742                 13118
                       12033                 13131
                       12183                 13200
                       11650                 12736
                       11917                 12885
                       12167                 13392
                       12008                 13488
                       12475                 14246
                       12767                 14020
                       13248                 14192
                       13064                 14357
                       12854                 14076
                       12732                 14538
                       13335                 15438
                       13790                 16211
                       14639                 16960
                       13729                 15828
                       14438                 16690
10/31/97               13134                 15814

CLASS B SHARES
5/31/94                 9525                 10000
                        9567                  9974
                        9992                 10165
                       10400                 10473
                       10325                 10200
                       10392                 10492
                       10042                 10039
                        9817                 10138
                        9567                  9987
                        9308                 10135
                        9133                 10626
                        9625                 10998
                       10000                 11094
                       10292                 11093
                       10750                 11650
                       10583                 11393
                       10600                 11727
                       10092                 11544
                       10267                 11947
                       10417                 12299
1/31/96                10725                 12524
                       10833                 12602
                       10942                 12814
                       11742                 13118
                       12033                 13131
                       12183                 13200
                       11650                 12736
                       11917                 12885
                       12167                 13392
                       12008                 13488
                       12475                 14246
                       12767                 14020
                       13248                 14192
                       13064                 14357
                       12854                 14076
                       12732                 14538
                       13335                 15438
                       13790                 16211
                       14639                 16960
                       13729                 15828
                       14438                 16690
10/31/97               13259                 15814

The charts above show performance of the GT Global Infrastructure Fund Class A and Class B shares since inception, versus the MSCI World Index. The top chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $13,322 on October 31, 1997.


AVERAGE ANNUAL TOTAL RETURNS %(1)
October 31, 1997

 Share Class            Without Sales Charge(2)     With Sales Charge

                        1-YEAR     LIFE OF FUND   1-YEAR    LIFE OF FUND
 Class A(3)              9.38          9.85         4.18        8.30
 Class B(3)              8.83          9.31         3.83        8.60
 Advisor Class(4)       10.10         12.59          N/A         N/A


(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced quoted performance.

(3) The Fund began operations on May 31, 1994.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's Investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waiver and reimbursements are subject to change.

                                                   GT GLOBAL INFRASTRUCTURE FUND


INTERVIEW WITH THE PORTFOLIO MANAGER
BRIAN NELSON

Q HOW DID THE FUND PERFORM?

A For the 12 months ended October 31, 1997, the Fund's total return was 9.38% for Class A shares (4.18% including the maximum 4.75% sales charge) and 8.83% for Class B shares (3.83% including the maximum 5% contingent deferred sales charge). Over the same investment period, the Morgan Stanley Capital International (MSCI) World Index5 returned a total of 17.25%. The index is designed to represent the performance of all markets, however, and does not reflect the Fund's concentration in infrastructure industries.

Q WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A In North America, continued high GDP growth, combined with a favorable inflationary environment, provided a supportive economic setting for strong gains in equity markets. Holdings in companies such as Canadian National Railway, Giant Cement and Caterpillar in the U.S. performed well against this backdrop. Similarly, improving economic recovery in Europe fueled strong gains in many of those markets, with Spanish and Italian utilities among the best performers.

Meanwhile, although exceptionally volatile, Latin America contributed positively to Fund performance. Specifically, utilities in Brazil were excellent performers during the first part of the year, with Cemig and Light ON Participation leading the way. Most gains in Latin American securities, however, were surrendered during the latter part of the year as the Asian currency crisis had repercussions throughout all emerging markets. Many were driven down significantly over the final three months of the fiscal year.

Within the Asian region, the price of the Fund's investments in Thailand, Malaysia, Indonesia and Korea dropped severely and led to the Fund's correction during the latter half of the year.

Q WHAT TRENDS ARE DRIVING INFRASTRUCTURE DEVELOPMENT?

A We believe governments around the world have realized that to compete effectively in the global marketplace, their country's infrastructure needs to be built out. Utilities, telecommunications, bridges, roads and buildings are crucial building blocks for economic success.

Reassuringly, even throughout the Asian turmoil, many governments emphatically recommitted to spending on internal infrastructure projects. The Chinese government, for example, recently reiterated its commitment to building the largest and most expensive dam in the world. Accordingly, even though short-term growth rates are expected to slow, most notably in Asia, we continue to believe long-term growth rates in this sector have the potential to be very favorable.

Two related trends we are investing in are privatization and deregulation. Privatization refers to transferring state assets to private companies to raise capital for the country as well as increase efficiencies within that industry. Many of these previously state-owned enterprises are often inefficiently run so that when new operators take over, tremendous cost cutting often results, and earnings-per-share acceleration can transpire very quickly.

Deregulation refers to an industry's transition from a highly regulated environment to a competitive one.

                                                                  CONTINUED P18

THE POWER OF PRIVATIZATION AND DEREGULATION
                 UK GENERATOR COMPANIES   EUROPEAN ELECTRIC CO'S
1991                     8.8
1992                    11.3
1993                    14.8
1994                    16
1995                    19
1996                    22                         9.6
GWH/EMPLOYEE

SINCE THE UK DEREGULATED ITS GENERATOR INDUSTRY FIVE YEARS AGO, EFFICIENCY HAS INCREASED 150%. WE BELIEVE EARNINGS OF EUROPEAN ELECTRIC COMPANIES MAY WELL ACCELERATE IN A SIMILAR MANNER.

Source: Morgan Stanley Research and Company Data.

(5) The MSCI World Index is a market value-weighted average of the performance of 1,568 securities listed on the major world stock exchanges - the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER   CONTINUED

Usually as a consequence of facing new competition, after privatization the incumbent operator is allowed to keep earnings instead of returning excess profits to ratepayers. The combination of privatization and deregulation can be very favorable for shareholders. Currently, we are seeing these trends most clearly in Latin America and parts of Europe.


Q COULD YOU DESCRIBE YOUR INVESTMENT PROCESS?

A Our investment process begins with a rigorous bottom-up analysis of companies within our universe (utilizing internally developed quantitative modeling techniques). Our fundamental analysis focuses on companies we believe are best positioned to capitalize on trends we have identified as the most powerful and compelling. Further, our long-term perspective emphasizes growth potential and consistent, predictable cash flows.

Q WHAT WAS YOUR INVESTMENT STRATEGY OVER THE PAST YEAR?

A While there have been no changes to our investment process, placing less emphasis on emerging markets was an investment theme over the year. At the beginning of the year, many emerging market infrastructure opportunities appeared very attractive and constituted a relatively high weighting within the Fund. However, because of the currency crisis in Asia, emerging market countries are expected to slow spending on infrastructure-related projects over the short term. Consequently, we have shifted the Fund's focus to developed markets for the time being, specifically, Europe and North America.

Q WHAT IS YOUR OUTLOOK FOR 1998?

A For the forseeable future, we expect to continue emphasizing developed markets as the primary area for new investments. We find Europe, in particular, an attractive market because of what appears to be the early stages of privatization, deregulation and restructuring of the utility industry throughout the continent. We also believe that with little to no exposure to Asia, stable consistent cash flows, relatively high dividend yields and attractive valuations, the European utility industry is poised to perform well in an often uncertain global securities market.

Although we expect to concentrate more on developed markets going forward, several emerging market investments now appear very attractive relative to their historical valuations. In Latin America, we believe utility industry fundamentals remain intact and are very positive long term. Brazil, in particular, has not wavered on its commitment to the privatization and deregulation process. In fact, the Brazilian government recently stated it may even accelerate its privatization program for state-owned utilities. In our view, privatizing such previously state-owned assets could offer significant investment opportunities if new owners begin to increase the efficiency of these enterprises and companies begin to demonstrate acceleration in their underlying growth rates.

Although volatility is likely to continue to characterize many Latin American stock markets, we believe long-term opportunities in the region justify investment in what we see as some of the best-positioned companies during this uncertain period. We will look to expand our Latin American weighting once we feel greater stability has returned to the markets.

On the other hand, we expect a prolonged period of uncertainty and volatility-and therefore underperformance-for most emerging Asian markets. Although we are seeing some apparently undervalued stocks, we do not expect to materially increase the Fund's exposure to Asia until we are convinced the investment environment has improved significantly, along with signs that infrastructure-related spending is reaccelerating. Hong Kong/China has remained one of the healthiest economies during the regional turmoil and could, in our opinion, present some good investment opportunities as the market is sold off with the rest of Asia.

GT GLOBAL INFRASTRUCTURE FUND
ALLOCATION OF NET ASSETS %

                                 1997           1996
                               OCTOBER 31    OCTOBER 31
ENERGY                            31.2          30.8
SERVICES                          23.1          27.2
MATERIALS/BASIC INDUSTRY          20.8          17.2
CAPITAL GOODS                      9.3          12.9
TECHNOLOGY                         7.8           2.7
MULTI INDUSTRY/MISC.               4.7           1.6
SHORT-TERM & OTHER                 3.1           7.6

                                                   GT GLOBAL INFRASTRUCTURE FUND

GEOGRAPHIC ALLOCATION OF NET ASSETS

[CHART]

ASIA/PACIFIC                       6.20%
MIDDLE EAST/AFRICA                 9.30%
LATIN AMERICA                     16.30%
EUROPE                            26.00%
U.S. & CANADA                     42.20%

Allocations may change based on current market conditions. A complete listing may be found in the Financial Statements section of this report.

GT GLOBAL INFRASTRUCTURE FUND

KEY PORTFOLIO HOLDINGS(6)

GIANT CEMENT HOLDING, INC. The holding company manufactures portland and masonry cement for the residential, commercial and infrastructure construction markets. The company owns and operates two limestone quarries and manufacturing facilities through its wholly owned subsidiaries, Giant Cement and Keystone Cement.

DONCASTERS PLC Manufactures highly engineered components used primarily in the aerospace and industrial gas and steam turbine industries.

CANADIAN NATIONAL RAILWAY CO. (CNR) CNR operates one of Canada's principal railroads. The company, which serves all of Canada, also has rail connections to strategic points in North America. CNR also holds real estate, develops oil and gas holdings in western Canada, and markets consulting and technology transfers worldwide.

HUB POWER CO. The company is involved in design, construction and finance, and owns and operates an oil-fired power station in Pakistan.

MANNESMANN AG   Manufactures plant and machinery equipment, automotive control components and seamless and welded steel pipe. The company also provides telecommunication services, produces tubes and pipes, and engages in trading and other activities.

LA CEMENTOS NACIONAL, C.A. Ecuador's largest cement manufacturer, with a greater than 60% market share. As a subsidiary of Holderbank, the Swiss cement giant, the company boasts one of the best management teams in the region and holds a virtual monopoly in much of its territory.

ENRON GLOBAL POWER & PIPELINES L.L.C. Owns and manages the non-United States power plant and natural gas pipeline operations of Enron Corporation. The company's interests consist of two power plants in the Philippines, a power plant in Guatemala and a natural gas pipeline system in Argentina.

NORTHWEST PIPE CO. Northwest manufactures and markets welded steel pipe. The company makes large-diameter, high-pressure steel pipe products for water transmission, and other products. Northwest markets its products primarily in the United States and Canada.

CATERPILLAR, INC. Caterpillar designs, manufactures and markets earthmoving, construction and materials handling machinery. Products are sold through a worldwide network of independent dealers.

ENDESA  Endesa produces and distributes electricity.

                                   % of
    Country                    Net Assets

      U.S.                         4.4

      UK                           3.8

    Canada                         3.3

   Pakistan                        3.3

    Germany                        3.2

    Ecuador                        3.2

     U.S.                          3.2

     U.S.                          3.2

     U.S.                          3.1

     Spain                         3.0

Source: Bloomberg, November 1997.

(6) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

[PHOTO]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY
The Fund seeks long-term growth of capital by investing primarily in equity securities of companies worldwide that own, develop or explore natural resources, or that supply goods and services to such companies. Natural resources companies include those that own, explore or develop ferrous and non-ferrous metals, strategic metals and precious metals, chemicals, forestry products, foodstuffs, refined products such as steel, and other basic commodities. The Fund seeks to invest in companies we believe have potential earnings growth that outpaces expectations, such as those growing their reserves quickly by making new discoveries or increasing production.

GT GLOBAL NATURAL RESOURCES FUND

PERFORMANCE SUMMARY

[GRAPH]

CLASS A SHARES   GT GLOBAL NATURAL
                   RESOURCES FUND      MSCI WORLD INDEX
5/31/94                 9525                 10000
                        9358                  9974
                        9658                 10165
                       10142                 10473
                       10475                 10200
                       10342                 10492
                        9783                 10039
                        9691                 10138
                        9098                  9987
                        8989                 10135
                        9023                 10626
                        9441                 10998
                        9566                 11094
                        9624                 11093
                       10142                 11650
                       10009                 11393
                        9917                 11727
                        9558                 11544
                        9950                 11947
                       10375                 12299
1/31/96                10878                 12524
                       11658                 12602
                       12212                 12814
                       13235                 13118
                       13721                 13131
                       13034                 13200
                       12581                 12736
                       13587                 12885
                       14376                 13392
                       14627                 13488
                       15181                 14246
                       15271                 14020
                       15376                 14192
                       13577                 14357
                       12874                 14076
                       12370                 14538
                       13525                 15438
                       13630                 16211
                       15124                 16960
                       16105                 15828
                       17973                 16690
10/31/97               17938                 15814

CLASS B SHARES
5/31/94                10000                 10000
                        9825                  9974
                       10131                 10165
                       10630                 10473
                       10971                 10200
                       10831                 10492
                       10245                 10039
                       10143                 10138
                        9512                  9987
                        9407                 10135
                        9433                 10626
                        9862                 10998
                        9994                 11094
                       10047                 11093
                       10581                 11650
                       10441                 11393
                       10345                 11727
                        9959                 11544
                       10371                 11947
                       10799                 12299
1/31/96                11325                 12524
                       12132                 12602
                       12694                 12814
                       13755                 13118
                       14264                 13131
                       13536                 13200
                       13071                 12736
                       14106                 12885
                       14922                 13392
                       14876                 13488
                       15426                 14246
                       15510                 14020
                       15608                 14192
                       13782                 14357
                       13060                 14076
                       12544                 14538
                       13711                 15438
                       13809                 16211
                       15314                 16960
                       16303                 15828
                       18183                 16690
10/31/97               18214                 15814


The charts above show the performance of the GT Global Natural Resources Fund Class A and Class B shares, since the Fund's inception, versus the MSCI World Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $18,981 on October 31, 1997.

AVERAGE ANNUAL TOTAL RETURNS %(1)
October 31, 1997

 Share Class              Without Sales Charge(2)       With Sales Charge
                       1-Year        Life of Fund    1-Year      Life of Fund

 Class A(3)            22.64            20.34         16.81         18.64
 Class B(3)            21.99            19.74         16.99         19.17
 Advisor Class(4)      23.23            30.33          N/A          N/A

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sale charge for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations on May 31, 1994.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

                                                GT GLOBAL NATURAL RESOURCES FUND


INTERVIEW WITH PORTFOLIO MANAGER
DEREK WEBB

Q HOW DID THE FUND PERFORM?

A We were particularly pleased with performance of the GT Global Natural Resources Fund over the second half of the reporting period, thanks to the turnaround in oil service stocks, which had a difficult time at the start of the year. For the 12 months ending October 31, 1997, total return was 22.64% for Class A shares (16.81% including the maximum 4.75% sales charge); total return for Class B shares was 21.99% (16.99% including the maximum 5% contingent deferred sales charge). During the same period, the Morgan Stanley Capital International (MSCI) World Index5 returned 17.25%. Because the index is designed to represent the performance of all markets, it does not mirror the Fund's concentration in the natural resources industries.

Q SPECIFICALLY, WHAT HOLDINGS PERFORMED WELL?

A Cooper Cameron, EVI, Global Industries, Key Energy Group and Patterson Energy were significant contributors. These companies performed exceptionally well on the back of the rally in oil service stocks.

Q WHAT ACCOUNTS FOR YOUR BULLISHNESS IN OIL SERVICE STOCKS?

A The Fund's largest allocation continues to be in oil service companies-defined as offshore oil drilling rigs, onshore drilling rigs, drilling pipe, compressors, valves and a variety of other products and services. We hold these types of companies because their fundamentals have actually continued to improve. We also feel their earnings and cash flow continue to grow better than any other sectors within the natural resources industries, based on increased demand for equipment and decreases in supply.

The industry has been going through a substantial recovery after being in a recession for 15 years. In 1981, expectations were that oil prices would reach $100/barrel. At these attractive prices, companies invested significantly in new equipment with intentions of exploring for oil. Instead, oil prices declined dramatically as consumers learned to conserve and purchased more fuel-efficient cars. Over the last few years, however, oil consumption has again risen considerably and, as a result, we have witnessed a substantial increase in demand for exploration equipment.

Increased demand has maximized capacity utilization of equipment and, with prices rising 10% to 20% over the last year, the industry has one of the highest degrees of pricing leverage worldwide. Yet, despite

                                                                   Continued p22


GROWING RELIANCE ON NATURAL RESOURCES

[GRAPH]

               COAL      OIL
1971           1510      2327
1992           2301      3109
2000           2612      3549
2010           3280      4395

Millions of Tons Produced

As industrial production increases worldwide, use of natural resources such as oil and coal are expected to increase substantially.


Source: International Energy Agency; World Energy Outlook 1996.


(5) The MSCI World Index is a market value-weighted average of the performance of 1,568 securities listed on major world stock exchanges- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

Please note:

In this annual report, page 22 features a chart on worldwide oil capacity and rig utilization. Rig usage is indicated by a green line, and oil capacity by a purple line. These colors, however, inadvertently were exchanged. Instead, oil capacity should be represented by the green line and rig utilization by the purple line. Please make note of this change as you read this report.

GT Global

WORLDWIDE OIL CAPACITY AND RIG UTILIZATION
PERCENT OF UTILIZATION

            Oil       Rig
1964        0.96
            0.97
            0.96
            0.97

1968        0.95
            0.95
            0.94
            0.94

1972        0.94
            0.94
            0.93
            0.86

1976        0.89
            0.89
             0.9
            0.96

1980        0.92
            0.87
            0.86      0.82
            0.79       0.8

1984        0.81      0.87
             0.8       0.8
            0.83      0.58
            0.83      0.69

1988        0.87      0.69
             0.9       0.8
            0.93      0.83
                      0.79

1992        0.99       0.8
            0.96      0.84
            0.95      0.82
            0.95      0.85

1996        0.96      0.91
            0.97      0.94

1998        0.98      0.98

Estimates through 1998

INTERVIEW WITH THE PORTFOLIO MANAGER   CONTINUED

WORLDWIDE OIL CAPACITY AND RIG UTILIZATION
PERCENT OF UTILIZATION

[BELOW IS EDGAR REPRESENTATION OF PLOT POINTS USED IN TYPESET GRAPH]

                           RIG                 OIL
1964                      0.96                0.97
                          0.96                0.97
1968                      0.95                0.95
                          0.94                0.94
1972                      0.94                0.94
                          0.93                0.86
1976                      0.89                0.89
                           0.9                0.96
1980                      0.92                   1
                          0.87                0.86
                          0.82                0.79
                           0.8
1984                      0.87                0.81
                           0.8                 0.8
                          0.58                0.83
                          0.69                0.83
1988                      0.69                0.87
                           0.8                 0.9
                          0.83                0.93
                          0.79                   1
1992                       0.8                0.99
                          0.84                0.96
                          0.82                0.95
                          0.85                0.95
1996                      0.91                0.96
                          0.94                0.97
1998                      0.98                0.98

                        Estimates through 1998

INCREASED DEMAND HAS MAXIMIZED CAPACITY UTILIZATION OF EQUIPMENT AND, WITH PRICES RISING 10% TO 20% A YEAR, THE INDUSTRY HAS ONE OF THE HIGHEST DEGREES OF PRICING LEVERAGE WORLDWIDE.


SOURCE: OIL AND GAS JOURNAL DATABASE, JANUARY 1996.


stretched equipment levels, companies are still well below reinvestment levels. Even though rates have risen, it is still not economically feasible to build new equipment. In our opinion, it will be a multi-year cycle but, as we've seen, the stock prices of these companies can be very volatile. The volatility, however, has very little to do with the actual fundamentals of these companies but, rather, is driven primarily by Wall Street, which trades this industry off natural gas prices.

Q WHAT DO YOU LIKE ABOUT ENERGY AND PRODUCTION COMPANIES?

A The emphasis in this area is on individual holdings. We purchase a company when something very specific is going on such as a new discovery, cost cutting or mispricing. Comstock Resources, a natural gas producer, is an example of the type of company we look for. It's growing very quickly and is accomplished at finding and acquiring natural gas.

Q COULD YOU DESCRIBE YOUR INVESTMENT STRATEGY?

A Our investment criteria for any company is very disciplined. We look for companies growing their reserves and/or earnings quickly-faster than expectations-and where analysts are constantly raising their forecasts for earnings and/or reserves. Companies must also display strong fundamentals, such as a high return on equity, low debt, and high relative strength. In addition, we look for companies undergoing substantial restructuring and/or cost cutting.

We also adhere to a disciplined sell process. When a company comes into conflict with one of our investment criteria, we will generally reduce our holdings.

Q WHAT IS YOUR OUTLOOK OUTSIDE THE OIL SECTOR?

A Most commodity prices are presently at depressed levels and likely to remain so for the time being. Currently, we hold no gold, commodity chemicals or base metals, and very little in forest products and special situations.


GT GLOBAL NATURAL RESOURCES FUND
ALLOCATION OF NET ASSETS %

                                              1997                1996
                                            October 31         October 31

Energy Equipment & Services                   53.2                26.8
Metals - Steel                                13.5                 4.7
Construction                                  10.8                 N/A
Oil                                           10.0                25.8
Chemicals                                      2.5                 4.7
Paper/Packaging                                2.4                 N/A
Gas Production & Distribution                  2.4                11.8
Industrial Components                          2.2                 N/A
Consumer Services                              2.0                 N/A
Gold                                           N/A                12.4
Metals - Non-Ferrous                           N/A                 2.5
Energy Sources                                 N/A                 1.9
Misc. Materials & Commodities                  N/A                 1.6
Transportation - Shipping                      N/A                 1.1
Miscellaneous                                  N/A                 1.1
Short-Term & Other                             1.0                 5.6

                                                GT GLOBAL NATURAL RESOURCES FUND


GEOGRAPHIC ALLOCATION OF NET ASSETS

Estimates through 1998

[CHART]

Asia/Pacific                       1.80%
Europe                             6.10%
Canada                            16.00%
U.S. & Other                      76.10%

Allocations may change based on current market conditions. A complete listing may be found in the Financial Statements section of this report.

GT GLOBAL NATURAL RESOURCES FUND

KEY PORTFOLIO HOLDINGS(6)

NATIONAL-OILWELL, INC. The company designs, manufactures and sells machinery and equipment, and distributes maintenance, repair and operating products used in oil and gas drilling and production. National-Oilwell distributes its products worldwide.

SCHLUMBERGER LTD. Offers drilling, oil well logging and measurement-while-drilling services to the petroleum industry. It also manufactures computer-aided design systems, electricity and gas meters, power transmission equipment and electronic payment systems for sale worldwide.

CLIFFS DRILLING CO. An international offshore contract drilling company, Cliffs provides daywork and turnkey drilling services, mobile offshore production units and well engineering and management services.

EVI, INC. Manufactures engineered oilfield products, specifically, drilling tools, premium tubulars and production equipment. EVI operates internationally.

VARCO iNTERNATIONAL, iNC. A manufacturer of products used in the oil and gas well-drilling industry worldwide, the company also develops new technology and equipment to enhance the safety and productivity of the drilling process.

COOPER CAMERON CORP. Cooper Cameron manufactures, markets and services production equipment for the oil and gas industry, including pressure control equipment. The company sells its products to oil and gas producers as well as to transmitter companies and non-utility power generators.

GLOBAL INDUSTRIES LTD. Provides construction services, including pipeline construction, platform installation and removal and diving services. The company has a fleet of 35 manned vessels that service offshore oil and gas companies off the U.S. side of the Gulf of Mexico and in select international areas.

PRECISION DRILLING CORP. The company provides contract well drilling and other services to oil and gas industrial customers located in Alberta.

NABORS INDUSTRIES, INC. With operations in Alaska, Canada, the Middle and Far East, the Gulf of Mexico, Central and South America and parts of Eastern Europe, Nabors provides contract drilling of oil and gas wells on land and offshore platforms.

PATTERSON ENERGY, INC. Provides domestic land-drilling services to major and independent oil and natural gas companies. The company also develops, explores for, and acquires and produces oil and natural gas.

                                           % of
                       Country          Net Assets

                          U.S.              3.2

                          U.S.              3.1

                          U.S.              3.1

                          U.S.              3.0

                          U.S.              3.0

                          U.S.              3.0

                          U.S.              2.9

                        Canada              2.9

                          U.S.              2.9

                          U.S.              2.8

Source: Bloomberg, November 1997.

(6) There can be no assurance the Fund will continue to hold these or any other securities mentioned in this report.

[PICTURE]

INVESTMENT OBJECTIVE
AND CURRENT STRATEGY

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications services or equipment. The Fund's strategy is to invest in companies that, in our opinion, are fast growing and innovative, including equipment providers, wireless services and emerging market telecommunications companies.

GT GLOBAL TELECOMMUNICATIONS FUND

PERFORMANCE SUMMARY

-GT Global Telecommunications Fund             -MSCI Telecommunications
-MSCI World Index                              -Salomon Global Telecom

CLASS A SHARES

                  GT          World        Telecom       Salomon
1/27/92         9525          10000          10000         10000
                9467          10054           9906          9867
                9617           9882           9771         10137
                9533           9418           9529          9870
                9608           9551          10159         10296
                9767           9933          10240         10530
                9342           9602          10174          9879
                9467           9628          10519         10346
                9300           9864          10506         10407
                9050           9775          10316         10070
                9300           9512          10082         10006
                9733           9684          10440         10331
                9987           9764          10865         10715
               10266           9799          10936         10715
               10527          10033          11412         11038
               10696          10616          11775         12082
               10865          11110          11559         12100
               11355          11368          12037         12549
               11827          11275          12305         12584
               12258          11509          12425         12904
               13364          12038          13153         13806
               13583          11818          12945         13581
               14284          12145          13511         14252
               13549          11460          12800         13436
               14746          12023          13032         14315
               15399          12818          13624         15453
               14944          12654          12736         14620
               14025          12111          12353         13826
               14257          12487          12774         13962
               14179          12521          12865         13898
               13819          12489          12823         13770
               14480          12728          13225         14330
               15253          13114          13661         15094
               14892          12772          13288         14658
10/31/94       15287          13137          13601         14840
               14617          12570          12693         13874
               14097          12694          12682         13618
               13400          12506          12991         13376
               13129          12690          13007         12909
               13074          13305          13287         13509
               13572          13771          13484         13863
               13789          13891          13716         13890
               14594          13890          13970         14126
               15653          14588          14330         14681
               15997          14265          14685         14901
               16024          14684          15591         15306
               14848          14455          15439         14817
               15291          14960          15571         15051
               15307          15400          16091         15386
               16011          15681          16405         15717
               16173          15780          16304         15593
               16202          16045          16098         15565
               17601          16425          16651         16183
               18115          16442          16513         16141
               17449          16528          16508         16259
               15173          15947          15437         15447
               16268          16134          15550         15759
               16497          16768          15770         15958
               15887          16888          16121         16137
               16411          17838          17036         16990
               16108          17555          17460         17544
               17031          17770          17672         18032
               15953          17977          17901         18255
               15538          17625          17379         18139
               15601          18204          17610         18494
               17041          19331          18729         20033
               18285          20298          19558         20942
               20348          21236          19948         21309
               19011          19818          18733         19796
               20877          20898          20038         21124
10/31/97       18700          19801          19782         20142


CLASS B SHARES

-GT Global Telecommunications Fund             -MSCI Telecommunications
-MSCI World Index                              -Salomon Global Telecom

4/1/93         10000          10000          10000         10000
               10150          10377           9801          9839
               10599          10618          10207         10204
               11041          10531          10434         10232
               11435          10750          10536         10492
               12461          11244          11153         11226
               12658          11038          10976         11043
               13304          11344          11457         11588
               12618          10704          10854         10925
               13720          11230          11050         11640
               14322          11972          11552         12565
               13897          11819          10799         11888
               13038          11312          10475         11243
               13247          11663          10831         11353
               13167          11695          10909         11301
               12830          11665          10873         11197
               13432          11889          11214         11652
               14154          12249          11583         12273
               13801          11929          11267         11919
               14170          12271          11533         12066
               13544          11741          10763         11281
               13049          11857          10754         11073
               12406          11681          11016         10876
               12144          11853          11029         10497
               12093          12427          11267         10985
               12550          12863          11434         11273
5/31/95        12744          12975          11631         11294
               13489          12974          11846         11486
               14453          13625          12151         11937
               14766          13324          12452         12116
               14782          13715          13220         12446
               13692          13502          13091         12048
               14097          13973          13203         12238
               14104          14384          13644         12511
               14745          14647          13911         12780
               14887          14739          13825         12679
               14905          14987          13650         12656
               16187          15342          14119         13159
               16650          15358          14002         13124
               16036          15438          13997         13220
               13934          14895          13089         12561
               14940          15069          13185         12814
               15136          15662          13372         12976
               14575          15774          13669         13121
               15056          16661          14446         13815
               14764          16397          14805         14266
               15609          16598          14984         14662
               14608          16791          15179         14844
               14220          16462          14736         14749
               14278          17003          14932         15038
               15589          18056          15881         16289
               16716          18959          16584         17029
               18601          19835          16915         17327
               17367          18511          15884         16097
               19067          19520          16991         17177
10/31/97       16876          18495          16774         16378



The charts above show the performance of the GT Global Telecommunications Fund Class A and Class B shares since inception, versus its various indices. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $13,730 on October 31, 1997.


AVERAGE ANNUAL TOTAL RETURNS %(1)
OCTOBER 31, 1997


SHARE CLASS                      WITHOUT SALES CHARGE(2)                     WITH SALES CHARGE

                              1-YEAR         5-YEAR     LIFE OF FUND       1-YEAR         5-YEAR     LIFE OF FUND
Class A(3)                    17.70          14.99         12.43           12.11          13.88          11.48
Class B(3)                    17.15            N/A         12.38           12.15            N/A          12.09
Advisor Class(4)              18.33            N/A         14.00             N/A            N/A            N/A


HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS % (PER CALENDAR YEAR)


                               1992           1993          1994            1995           1996
Class A                      4.85(3)         47.65         -4.40            8.58           5.24
Class B                         N/A        37.20(3)        -4.89            8.08           4.68


(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations on January 27, 1992; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                               GT GLOBAL TELECOMMUNICATIONS FUND

INTERVIEW WITH PORTFOLIO MANAGER
MICHAEL MAHONEY

Q  HOW DID THE FUND PERFORM?

A The period was marked by the long-awaited beginning of open competition following passage of the U.S. Telecommunications Deregulation Act of 1996. As a result, industry-wide consolidation and increased equipment spending buoyed Fund returns. For the 12 months ended October 31, 1997, the Fund's total returns were 17.70% for Class A shares (12.11% including the maximum 4.75% sales charge) and 17.15% for Class B shares (12.15% including the maximum 5% contingent deferred sales charge).

Total return over the same investment period was 22.71% for the MSCI Telecommunications Index(5) and 17.25% for the MSCI World Index.(6) The more comprehensive Salomon Brothers Global Telecommunications Index,(7) which has a component of emerging market stocks, returned 24.82% over the period.

Q  WHAT FACTORS CONTRIBUTED TO FUND PERFORMANCE OVER THE YEAR?

A In the U.S., equipment stocks, several service stocks, such as Nextel in the wireless area, and a number of competitive local exchange carriers (CLECs), which had impressive runs in August thanks to merger and acquisition activity, contributed significantly to Fund returns. Meanwhile, the telecommunications sector in southern Europe enjoyed solid gains, particularly Telecom Italia. Additionally, emerging markets performed very well over the first two quarters of the year, though some of that was reversed in the third quarter.

Q  TO WHAT EXTENT WAS THE FUND IMPACTED BY VOLATILITY IN EMERGING MARKETS?

A Because of our relative underweighting in Asian markets all year, we managed to avoid most of the major problems caused by the fourth-quarter slowdown in the region. The Fund's two most significant emerging market holdings are in Russia and Brazil-two markets we feel have been inappropriately and temporarily tarred with the same brush. Telebras in Brazil, for example, has seen its share price fall approximately 50% from its high on July 9, 1997. However, it is still up about 25% for the year to December 10, and contributed significantly to performance over the period.

Looking ahead, while some concerns remain that Brazil will devalue its currency, we believe it's unlikely to happen in the near future. Over the longer term, we also continue to be positive on Russian telecommunications stocks. Valuations of many of these companies are very low relative to other emerging market telcos, at roughly $400 to $500 per line, compared with anywhere between $2,000 and $4,000 a line for most other emerging markets telcos.

Q  WHAT ENCOURAGING TRENDS DO YOU SEE DRIVING THE INDUSTRY?

A Although the telecommunications industry has weathered some difficult times over the last few years, we see signs of improvement across the industry. We continue to find fundamentals compelling, along with new industry trends we think bode well for the future. Over the past several months, consolidation has been a major feature, and we expect recent merger activity here and overseas (WorldCom-MCI, for example) to aid competition and boost valuations overall.

While plenty of things could still delay full competition, increased equipment spending is also good news, not just for equipment stocks but for the industry as a whole. Many analysts regard equipment spending as an important indicator of industry tone and direction.

Since this time last year, overall equipment spending is up nearly 20%, a trend we expect to see continue into 1998. Now that deregulation has taken place,

                                                                   Continued p26

(5) The MSCI Telecommunications Index is a market value-weighted average of the performance of 30 securities listed on 10 major stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) The MSCI World Index is a market value-weighted average of the performance of 1,568 securities listed on major world stock exchanges-the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(7) The Salomon Brothers Global Telecommunications Index is a market value-weighted average of the performance of 80 securities. It consists of telecommunications companies with total adjusted market capitalizations of US$100 million or more, including those in emerging markets. It includes the effect of reinvested dividends and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur the effects of sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER   CONTINUED

WORLDWIDE WIRELESS USAGE

Mexico                          1.1
China                           2.5
Thailand                        3.5
Germany                         6.2
Switzerland                     8.2
Singapore                      10.1
Italy                          11.3
UK                             11.8
New Zealand                    15
U.S.                           16.6
Hong Kong                      20.8
Japan                          21
Sweden                         26.5
Norway                         27.2
Finland                        31.1

          Penetration Rates


Some forecasters expect more than 2.5 billion wireless handsets to be used worldwide by 2015. As a point of interest, just recently, the U.S. cellular-phone industry got its 50 millionth customer, after only 13 years. Today, over 30,000 people within the U.S. sign up for cellular services every day.

Source: Morgan Stanley Dean Witter Research, March 1997.
U.S. companies are more willing to increase capital expenditures. We estimate that the CLECs will increase expenditures by about 55% in 1998, with long-distance carriers increasing somewhere between 20%-25%. Meanwhile, we forecast that regional bell operating companies (RBOCs) will expand capital spending by approximately 9%.

Q  ARE THESE TRENDS ALSO TAKING HOLD IN EUROPE?

A Interestingly enough, the same dynamics are just beginning to surface in continental Europe, which will open to competition on January 1, 1998. Many European countries are deregulated to a certain degree, especially in data transmission; wireless communications is somewhat deregulated, but the basic voice market is only starting to see serious competition.

While the deregulation process is often slow, we feel it may not take as long in Europe as it did in the U.S. because governing bodies, such as the European Commission, have the ability to speed up the process. The European equivalent of RBOCs, the incumbent monopolies that, unlike in the U.S., offer long-distance, international and local voice services, have never been exposed to competition before. As we have often said in the past, the real risks will be to existing companies as competition heats up--the winners and losers are yet to be determined.

Overall, we continue to find Europe an attractive and fairly stable market for investment, with considerably more reasonable valuations than in the U.S. Currently, we intend to concentrate on areas of Europe with unusually strong growth prospects, such as wireless equipment makers in Scandinavia and various wireless services companies.

In the landline sector, we have generally preferred southern Europe, based on our belief that more opportunities exist for change. Their economies are growing faster than other European economies, they have a somewhat greater tendency toward regulatory reform, penetration rates are lower and valuations are generally cheaper relative to expected growth.

Q  WHAT IS YOUR OUTLOOK FOR SPECIFIC TELECOMMUNICATIONS SECTORS?

A  REGIONAL BELL OPERATING COMPANIES (RBOCs)

Our current outlook for RBOCs is positive over the short term. Second-line growth in the U.S. has been stronger than expected, and RBOC's overseas investing, for the most part, has been successful, leading to positive earnings. Additionally, RBOC stocks, which are generally viewed as bond proxies, have generally done well in the current market environment as a play on interest rates. Industry consolidation has also enabled RBOCs to benefit from cost savings associated with restructuring.

Over the longer term, however, we are less optimistic about the RBOCs. They will gradually face increased competition in local business markets which were their highest profit margin customers. Moreover, we believe bottom-line profits stand to suffer as a result of FCC-mandated changes that will substantially cut access charges for long-distance calls. We own only

                                                                   Continued p27

INTERVIEW WITH THE PORTFOLIO MANAGER     CONTINUED

GTE,(8) a company we feel is uniquely well positioned to benefit from change in the industry.

WIRELESS SERVICES

Wireless services is a very important area for the Fund. We look for companies with a focus to their strategy, especially those whose strategy concentrates on the business customer. One of the Fund's largest holdings, Nextel, serves as a good example of this type of company.

WIRELESS EQUIPMENT

We believe wireless equipment, which has been very successful for the Fund, will continue to be among the most promising industries as a result of the new, competitive marketplace. While all new competitors in wireless markets have to purchase equipment, other, more established players must continue to build out and upgrade their existing networks in order to compete. In the meantime, strong demand across most emerging markets continues to fuel growth-China, for example, is Nokia's largest market for handsets. On the downside, there are few companies to invest in and, as a result, the Fund's ability to diversify within the sector is limited.

LANDLINE EQUIPMENT

This sector encompasses many areas of technological innovation we find very attractive. We also do not envision that these companies will be greatly impacted by the crisis in Asia. In general, we like companies able to enhance a network's capabilities without having to dig up miles and miles of lines. As of October 31, the Fund's holdings include ECI Telecom, which produces equipment that multiplies the carrying capacity of transatlantic cables, and Uniphase, which makes lasers for the photonics used in constructing wave division multiplexing equipment (a device that increases the bandwidth of fiber optic cable).

LONG DISTANCE

We continue to feel somewhat cautious about this area, primarily because of increased competition. While many companies stand to benefit from lower access charges and lower revenues shared with overseas carriers, long-distance service is the most deregulated area of the telecommunications marketplace and will likely continue to face increasing competition. Because of its focus on business customers, WorldCom is one of the few companies we find attractive in this sector.

COMPETITIVE LOCAL EXCHANGE CARRIERS (CLECs)

The Fund has emphasized this area for some time, as consolidation has been a key driver of returns for many such companies. Brooks Fiber(9) was an important holding in the Fund during the review period. Their basic business is building out fiber networks to service business customers. Fundamentally, we believe this is a very good business with an extremely well-focused selling process and high volumes.

After several trying years, we feel the telecommunications industry is back on track, and are optimistic about its future. Deregulation and privatization of government-owned telephone companies are speeding the breakdown of national monopolies, and telecommunications companies must expand their markets. Corporate customers are going global and want seamless, barrier-free and inexpensive service on a worldwide basis.

We have consistently maintained our belief in the telecommunications industry's bright prospects, and are enthusiastic about opportunities that currently exist in the market.


GT GLOBAL TELECOMMUNICATIONS FUND
ALLOCATION OF NET ASSETS%

                                    1997                1996
                                  OCTOBER 31         OCTOBER 31

TELECOM EQUIPMENT                   28.0                25.4
TELEPHONE NETWORKS                  22.4                15.6
WIRELESS COMMUNICATIONS             17.3                20.7
TELEPHONE - LONG DISTANCE            5.7                 0.9
TELEPHONE - REGIONAL/LOCAL           5.6                 5.9
MULTI-INDUSTRY/MISC.                 4.7                 1.8
AEROSPACE/DEFENSE                    2.6                 2.1
TELECOM TECHNOLOGY                   2.5                 3.3
CABLE TELEVISION                     1.6                 4.4
BROADCASTING & PUBLISHING            1.4                 5.0
SEMICONDUCTORS                       0.8                 1.6
NETWORKING                           0.2                 5.5
CONSUMER ELECTRONICS                 N/A                 1.4
SHORT-TERM & OTHER                   7.2                 6.4


(8) GTE shares were purchased November 10, 1997. As of December 16, the Fund held 2.5% of total net assets in GTE.

(9) Brooks Fiber has agreed to be acquired by WorldCom.

GT GLOBAL TELECOMMUNICATIONS FUND

GEOGRAPHIC ALLOCATION OF NET ASSETS

Japan                          1.80%
Asia-Pacific ex-Japan          2.20%
Middle East                    5.20%
Latin America                  8.60%
Europe                        32.60%
North America & Other         49.60%


Allocations may change based on current market conditions. A complete listing may be found in the Financial Statements section of this report.


GT GLOBAL TELECOMMUNICATIONS FUND

KEY PORTFOLIO HOLDINGS(10)

NOKIA AB The world's second-largest, but fastest-growing, supplier of cellular equipment, Nokia manufactures and develops telecommunications systems and equipment.

ECI TELECOMMUNICATIONS LTD. The worldwide leader in digital circuit multiplication equipment (DCME) products that, when attached to various telecom transmission cables, increase carrying capacity. ECI is also a leader in the development of products for the SDH fiber optic environment.

NEXTEL COMMUNICATIONS, INC. The company provides such fully integrated wireless communications services as digital voice communications with push-to-talk instant conferencing, messaging and future data transmission capabilities in a single handset.

NEWBRIDGE NETWORKS CORP. Manufactures time division multiplexer (TDM) products for telecom networks and packet switching products, particularly frame relay asynchronous transfer mode (ATM), which boosts the efficiency and capacity of existing networks. The company controls half the world market for this technology.

TELECOM ITALIA S.P.A. Telecom Italia is the financial parent company for various companies operating in the field of telecommunications, manufacturing, electronics and network construction. The company's subsidiaries are also active in publishing, telematics information and services, and auxiliary services.

TELEBRAS Offers domestic and international telephone and data transmission services throughout Brazil.

MANNESMANN AG A diversified industrial conglomerate involved in telecommunications, machinery, plant construction, automotive technology, the production of tubes and pipes, Mannesmann is the majority owner of Germany's second-largest cellular company. The company also has investments in Italian cellular and Spanish and French paging companies.

WORLDCOM, INC. A global business telecommunications company, WorldCom provides facilities-based and fully integrated local, long-distance, international and Internet services. WorldCom has operations in more than 50 countries.

L.M. ERICSSON One of the world's premier telecommunications equipment companies. Erricson's revenues derive primarily from its fast-growing radio communications division, with the remainder coming from its public telecommunications and defense-related businesses. The company enjoys product sales in over 100 countries.

SPT TELECOM The monopoly utility in the Czech Republic, SPT is managed by a joint venture between the state telephone companies of Switzerland and the Netherlands.

                                           % of
                        Country          Net Assets

                       Finland              5.4

                        Israel              4.2

                          U.S.              4.2

                        Canada              4.1

                         Italy              3.8

                        Brazil              3.7

                       Germany              3.5

                          U.S.              3.2

                        Sweden              3.1

                     Czech Rep              2.6

Source: Bloomberg, November 1997.

(10) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

GT GLOBAL
THEME FUNDS

FINANCIAL
STATEMENTS

                             GT GLOBAL THEME FUNDS

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of GT Global Consumer Products & Services Fund - Consolidated, GT Global Financial Services Fund - Consolidated, GT Global Health Care Fund, GT Global Infrastructure Fund - Consolidated, GT Global Natural Resources Fund - Consolidated, and GT Global Telecommunications Fund, six series of G.T. Investment Funds, Inc., including the portfolios of investments, as of October 31, 1997, the related statements of operations for the year then ended, and the related statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned series of G.T. Investments Funds, Inc. as of October 31, 1997, the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                                       F1

          GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (56.3%)
  CVS Corp. .................................................   US             97,900   $  6,002,494         3.7
    RETAILERS-OTHER
  Airborne Freight Corp. ....................................   US             80,600      5,108,025         3.1
    TRANSPORTATION - AIRLINES
  Brylane, Inc.-/- ..........................................   US            115,000      4,995,313         3.1
    RETAILERS-APPAREL
  New York Times Co. "A" ....................................   US             90,000      4,927,500         3.0
    BROADCASTING & PUBLISHING
  Jones Apparel Group, Inc.-/- ..............................   US             89,200      4,538,050         2.8
    RETAILERS-APPAREL
  Pacific Sunwear of California-/- ..........................   US            150,000      4,143,750         2.5
    RETAILERS-APPAREL
  Loblaw Cos., Ltd. .........................................   CAN           251,800      3,663,000         2.2
    RETAILERS-FOOD
  Nordstrom, Inc. ...........................................   US             56,000      3,430,000         2.1
    RETAILERS-APPAREL
  Yogen Fruz World-Wide, Inc.-/- ............................   CAN           583,900      3,314,789         2.0
    RETAILERS-FOOD
  Central Newspapers, Inc. "A" ..............................   US             50,000      3,284,375         2.0
    BROADCASTING & PUBLISHING
  Cinar Films, Inc. "B"{\/} .................................   CAN            76,000      2,954,500         1.8
    LEISURE & TOURISM
  Chapters, Inc.: ...........................................   CAN                --             --         1.8
    RETAILERS-OTHER
    Common-/- ...............................................   --             83,500      1,747,978          --
    Special Warrants(::) -/- ................................   --             66,200      1,204,960          --
  Sears Canada, Inc. ........................................   CAN           170,500      2,825,131         1.7
    RETAILERS-OTHER
  Gap, Inc. .................................................   US             50,000      2,659,375         1.6
    RETAILERS-APPAREL
  Outdoor Systems, Inc.-/- ..................................   US             84,000      2,583,000         1.6
    BUSINESS & PUBLIC SERVICES
  Universal Outdoor Holdings, Inc.-/- .......................   US             60,000      2,535,000         1.6
    BUSINESS & PUBLIC SERVICES
  Avis Rent A Car, Inc. .....................................   US             90,000      2,469,375         1.5
    TRANSPORTATION - ROAD & RAIL
  Consolidated Stores Corp.-/- ..............................   US             61,300      2,444,338         1.5
    RETAILERS-OTHER
  Family Dollar Stores, Inc. ................................   US            103,000      2,420,500         1.5
    RETAILERS-APPAREL
  Bed Bath & Beyond-/- ......................................   US             76,000      2,413,000         1.5
    RETAILERS-OTHER
  Stage Stores, Inc.-/- .....................................   US             65,000      2,372,500         1.5
    RETAILERS-APPAREL
  Transat A.T., Inc.-/- .....................................   CAN           270,200      2,320,054         1.4
    TRANSPORTATION - AIRLINES
  Dress Barn, Inc.-/- .......................................   US             90,700      2,301,513         1.4
    RETAILERS-APPAREL
  Abercrombie & Fitch Co.-/- ................................   US             80,000      2,080,000         1.3
    RETAILERS-APPAREL

    The accompanying notes are an integral part of the financial statements.

                                       F2

          GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND - CONSOLIDATED

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Ames Department Stores, Inc.-/- ...........................   US            132,600   $  2,063,588         1.3
    RETAILERS-OTHER
  Valassis Communications, Inc.-/- ..........................   US             60,000      1,770,000         1.1
    BROADCASTING & PUBLISHING
  Air Canada ................................................   CAN           150,000      1,495,529         0.9
    TRANSPORTATION - AIRLINES
  The Bombay Co., Inc. ......................................   US            244,100      1,479,856         0.9
    RETAILERS-OTHER
  Budget Group, Inc. "A"-/- .................................   US             41,800      1,463,000         0.9
    TRANSPORTATION - ROAD & RAIL
  Tuesday Morning Corp.-/- ..................................   US             50,050      1,213,713         0.7
    RETAILERS-APPAREL
  Ryanair Holdings PLC - ADR-/- {\/} ........................   IRE            42,500      1,062,500         0.7
    TRANSPORTATION - AIRLINES
  Star Choice Communications, Inc.-/- .......................   CAN           293,500        916,406         0.6
    BROADCASTING & PUBLISHING
  Hospitality Worldwide Services-/- .........................   US             66,000        767,250         0.5
    LEISURE & TOURISM
  Dayton Hudson Corp. .......................................   US             10,000        628,125         0.4
    RETAILERS-APPAREL
  N2K, Inc.-/- ..............................................   US              8,300        218,394         0.1
    LEISURE & TOURISM
  Hudson's Bay Co. ..........................................   CAN               300          6,866          --
    RETAILERS-APPAREL
                                                                                        ------------
                                                                                          91,823,747
                                                                                        ------------
Consumer Non-Durables (14.8%)
  Morningstar Group, Inc.-/- ................................   US            151,200      6,463,796         4.0
    FOOD
  Tabacalera S.A. "A" .......................................   SPN            74,000      5,332,967         3.3
    TOBACCO
  Interstate Bakeries Corp. .................................   US             70,600      4,509,575         2.8
    FOOD
  Foodmaker, Inc.-/- ........................................   US            208,400      3,425,575         2.1
    FOOD
  General Cigar Holdings, Inc.-/- ...........................   US             62,800      1,817,275         1.1
    TOBACCO
  Saputo Group, Inc.-/- .....................................   CAN           114,400      1,753,506         1.1
    FOOD
  American Italian Pasta Co. "A"-/- .........................   US             30,000        630,000         0.4
    FOOD
                                                                                        ------------
                                                                                          23,932,694
                                                                                        ------------
Finance (6.5%)
  BankAmerica Corp. .........................................   US             71,000      5,076,500         3.1
    BANKS-MONEY CENTER
  Merita Ltd. "A" ...........................................   FIN           738,300      3,608,281         2.2
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                       F3

          GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND - CONSOLIDATED

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  O&Y Properties Corp. Special Warrants(::) -/- {::} ........   CAN           342,400   $  1,943,798         1.2
    REAL ESTATE
                                                                                        ------------
                                                                                          10,628,579
                                                                                        ------------
Technology (2.6%)
  CHS Electronics, Inc.-/- ..................................   US            164,500      4,019,969         2.5
    COMPUTERS & PERIPHERALS
  Concord Communications, Inc.-/- ...........................   US              7,100        126,025         0.1
    SOFTWARE
                                                                                        ------------
                                                                                           4,145,994
                                                                                        ------------
Capital Goods (1.3%)
  HON INDUSTRIES, Inc. ......................................   US             40,000      2,065,000         1.3
    OFFICE EQUIPMENT
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $124,047,571) ................                            132,596,014        81.5
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated October 31, 1997, with State Street Bank & Trust Co., due November 3, 1997, for an effective yield of 5.57%,
   collateralized by $4,435,000 U.S. Treasury Bond, 8.875%
   due 8/15/17 (market value of collateral is $5,818,438,
   including accrued interest).
   (cost $5,697,881)  .......................................                              5,697,881         3.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $129,745,452)  * ....................                            138,293,895        85.0
Other Assets and Liabilities ................................                             24,368,418        15.0
                                                                                        ------------       -----

NET ASSETS ..................................................                           $162,662,313       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       (::) Valued in good faith at fair value using procedures approved by the Board of Directors (see Note 1 of Notes to Financial Statements).
       {\/}  U.S. currency denominated.
       {::} Security was an affiliate at October 31, 1997 (see Note 6 of Notes to Financial Statements).
          * For Federal income tax purposes, cost is $129,972,640 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  11,067,741
                 Unrealized depreciation:            (2,746,486)
                                                  -------------
                 Net unrealized appreciation:     $   8,321,255
                                                  -------------
                                                  -------------

             Abbreviation:
             ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F4

          GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND - CONSOLIDATED

                                October 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Canada (CAN/CAD) .....................   14.7                  14.7
Finland (FIN/FIM) ....................    2.2                   2.2
Ireland (IRE/IEP) ....................    0.7                   0.7
Spain (SPN/ESP) ......................    3.3                   3.3
United States (US/USD) ...............   60.6       18.5       79.1
                                        ------     -----      -----
Total  ...............................   81.5       18.5      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $162,662,313.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                GT GLOBAL FINANCIAL SERVICES FUND - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Banks - Regional (50.6%)
  Sparbanken Sverige AB "A" ..................................   SWDN           68,000   $ 1,543,927         1.9
  City National Corp. ........................................   US             50,550     1,525,978         1.9
  Lloyds TSB Group PLC .......................................   UK            113,600     1,419,524         1.8
  Royal Bank of Canada .......................................   CAN            26,000     1,390,221         1.7
  NationsBank Corp. ..........................................   US             20,000     1,197,500         1.5
  Mellon Bank Corp. ..........................................   US             21,800     1,124,063         1.4
  Bank of Montreal ...........................................   CAN            25,800     1,114,058         1.4
  Demirbank T.A.S. ...........................................   TRKY       37,896,000     1,084,691         1.3
  National Bank of Canada ....................................   CAN            75,600     1,080,996         1.3
  Hamilton Bancorp, Inc.-/- ..................................   US             35,000     1,067,500         1.3
  Crestar Financial Corp. ....................................   US             20,800       984,100         1.2
  GreenPoint Financial Corp. .................................   US             15,100       972,063         1.2
  Norbanken AB ...............................................   SWDN           30,400       954,136         1.2
  Christiania Bank Og Kreditkasse ............................   NOR           232,900       933,534         1.2
  Bayerische Vereinsbank .....................................   GER            16,070       931,864         1.2
  Bank Leumi Le - Israel .....................................   ISRL          605,700       930,012         1.1
  Jyske Bank .................................................   DEN             9,000       927,029         1.1
  Bank Hapoalim Ltd. .........................................   ISRL          383,000       906,460         1.1
  Bank of Ireland ............................................   IRE            70,800       895,906         1.1
  First Union Corp. (N.C.) ...................................   US             18,200       892,938         1.1
  H. F. Ahmanson & Co. .......................................   US             15,000       885,000         1.1
  Halifax PLC-/- .............................................   UK             76,800       869,507         1.1
  Nedcor Ltd. ................................................   SAFR           41,123       863,498         1.1
  Zagrebacka Banka - 144A GDR{.} {\/} ........................   CRT            27,000       860,625         1.1
  Sovereign Bancorp, Inc. ....................................   US             48,200       855,550         1.1
  First American Corp. .......................................   US             18,000       855,000         1.1
  Allied Irish Bank PLC{V} ...................................   IRE            97,644       826,256         1.0
  ABSA Group Ltd. ............................................   SAFR          138,867       822,809         1.0
  Anglo-Irish Bank Corp., PLC: ...............................   IRE                --            --         1.0
    Common{V} ................................................   --            315,036       515,196          --
    Common ...................................................   --            180,000       297,565          --
  Compagnie Financiere de Paribas S.A. .......................   FR             11,100       806,457         1.0
  First National Bank Holdings Ltd. ..........................   SAFR          105,800       799,549         1.0
  Yapi ve Kredi Bankasi A.S. .................................   TRKY       26,000,000       793,807         1.0
  Commercial International Bank - GDR{\/} ....................   EGPT           36,265       788,764         1.0
  National Australia Bank Ltd. ...............................   AUSL           56,500       772,531         1.0
  Ergo Bank S.A. .............................................   GREC           12,960       772,510         1.0
  Westpac Banking Corp., Ltd. ................................   AUSL          132,000       768,337         0.9
  Australia & New Zealand Banking Group Ltd. .................   AUSL          110,000       767,100         0.9
  Banco Totta & Acores S.A. "B" ..............................   PORT           39,300       760,068         0.9
  Wielkopolski Bank Kredytowy S.A. ...........................   POL           138,000       753,448         0.9
  Cullen/Frost Bankers, Inc. .................................   US             14,500       732,250         0.9
  Akbank T.A.S. ..............................................   TRKY        9,821,967       669,363         0.8
  Banco Commercial S.A. - 144A GDR{.} {\/} ...................   URGY           22,000       638,000         0.8
  BG Bank AS .................................................   DEN             9,500       610,308         0.8
  Banco Bradesco S.A. Preferred ..............................   BRZL       79,500,000       591,346         0.7

    The accompanying notes are an integral part of the financial statements.

                                       F6

                GT GLOBAL FINANCIAL SERVICES FUND - CONSOLIDATED

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Banks - Regional (Continued)
  Security Bank Corp.-/- .....................................   PHIL          688,900   $   363,095         0.4
                                                                                         -----------
                                                                                          40,914,439
                                                                                         -----------
Banks - Money Center (18.4%)
  BankAmerica Corp. ..........................................   US             43,400     3,103,091         3.8
  Citicorp ...................................................   US             15,050     1,882,191         2.3
  Chase Manhattan Corp. ......................................   US             14,750     1,701,781         2.1
  Merita Ltd. "A" ............................................   FIN           297,000     1,451,523         1.8
  HSBC Holdings PLC ..........................................   HK             55,800     1,263,260         1.6
  Barclays PLC ...............................................   UK             39,375       986,026         1.2
  Schweizerischer Bankverein (Swiss Bank Corp.)-/- ...........   SWTZ            3,330       895,532         1.1
  Unidanmark AS "A" ..........................................   DEN            13,200       891,009         1.1
  ABN AMRO Holdings N.V. .....................................   NETH           42,864       863,463         1.1
  Bank of Tokyo - Mitsubishi .................................   JPN            41,750       544,867         0.7
  Sumitomo Bank ..............................................   JPN            37,000       393,682         0.5
  Industrial Bank of Japan ...................................   JPN            26,000       257,190         0.3
  Fuji Bank Ltd. .............................................   JPN            29,000       250,707         0.3
  Sanwa Bank .................................................   JPN            24,000       241,397         0.3
  Dai-Ichi Kangyo Bank Ltd. ..................................   JPN            15,000       127,182         0.2
                                                                                         -----------
                                                                                          14,852,901
                                                                                         -----------
Insurance - Multi-Line (10.9%)
  Conseco, Inc. ..............................................   US             51,600     2,251,050         2.8
  Fremont General Corp. ......................................   US             30,000     1,398,750         1.7
  Allstate Corp. .............................................   US             15,000     1,244,063         1.5
  SunAmerica, Inc. ...........................................   US             29,800     1,070,938         1.3
  Axa Group ..................................................   FR             14,770     1,011,872         1.2
  Royal & Sun Alliance Insurance Group PLC ...................   UK             98,700       946,110         1.2
  American International Group, Inc. .........................   US              9,200       938,975         1.2
                                                                                         -----------
                                                                                           8,861,758
                                                                                         -----------
Consumer Finance (5.8%)
  The Money Store, Inc. ......................................   US             39,500     1,120,813         1.4
  Green Tree Financial Corp. .................................   US             24,600     1,036,275         1.3
  Doral Financial Corp. ......................................   US             45,200     1,000,050         1.2
  Aeon Credit Service ........................................   HK          2,964,000       747,710         0.9
  Acom Co., Ltd. .............................................   JPN             9,000       493,766         0.6
  Bankard, Inc.-/- ...........................................   PHIL        5,307,000       362,872         0.4
                                                                                         -----------
                                                                                           4,761,486
                                                                                         -----------
Other Financial (4.1%)
  Newcourt Credit Group, Inc. ................................   CAN            25,200       871,771         1.1
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ...................................................   PAN            20,000       795,000         1.0
  Investors Financial Services Corp. .........................   US             16,500       726,000         0.9
  MoneyGram Payment Systems, Inc.-/- .........................   US             42,000       580,125         0.7

    The accompanying notes are an integral part of the financial statements.

                                       F7

                GT GLOBAL FINANCIAL SERVICES FUND - CONSOLIDATED

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Other Financial (Continued)
  Shohkoh Fund ...............................................   JPN             1,200   $   349,127         0.4
                                                                                         -----------
                                                                                           3,322,023
                                                                                         -----------
Securities Broker (2.8%)
  Hambrecht & Quist Group-/- .................................   US             30,000       945,000         1.2
  Morgan Stanley, Dean Witter, Discover and Co. ..............   US             13,200       652,575         0.8
  Peregrine Investment Holdings Ltd. .........................   HK            532,000       523,053         0.6
  Nomura Securities Co., Ltd. ................................   JPN            10,000       116,376         0.1
  Daiwa Securities Co., Ltd. .................................   JPN            14,000        84,722         0.1
                                                                                         -----------
                                                                                           2,321,726
                                                                                         -----------
Investment Management (2.4%)
  Alliance Capital Management L.P. ...........................   US             32,400     1,111,725         1.4
  Franklin Resources, Inc. ...................................   US              8,750       786,406         1.0
                                                                                         -----------
                                                                                           1,898,131
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $69,090,966) ..................                            76,932,464        95.0
                                                                                         -----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated October 31, 1997, with State Street Bank & Trust Co., due November 3, 1997, for an effective yield of 5.57%,
   collateralized by $2,110,000 U.S. Treasury Bond, 8.875% due
   8/15/17 (market value of collateral is $2,768,185,
   including accrued interest). (cost $2,708,419)  ...........                             2,708,419         3.4
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $71,799,385)  * ......................                            79,640,883        98.4
Other Assets and Liabilities .................................                             1,320,751         1.6
                                                                                         -----------       -----

NET ASSETS ...................................................                           $80,961,634       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {V}  Security is denominated in GBP.
          * For Federal income tax purposes, cost is $72,281,726 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  10,637,773
                 Unrealized depreciation:            (3,278,616)
                                                  -------------
                 Net unrealized appreciation:     $   7,359,157
                                                  -------------
                                                  -------------

             Abbreviation:
             GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F8

                GT GLOBAL FINANCIAL SERVICES FUND - CONSOLIDATED

                                October 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                           PERCENTAGE OF NET ASSETS {D}
                                        -----------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER        TOTAL
--------------------------------------  ------   -------------   ----------
Australia (AUSL/AUD) .................    2.8                           2.8
Brazil (BRZL/BRL) ....................    0.7                           0.7
Canada (CAN/CAD) .....................    5.5                           5.5
Croatia (CRT/HRK) ....................    1.1                           1.1
Denmark (DEN/DKK) ....................    3.0                           3.0
Egypt (EGPT/EGP) .....................    1.0                           1.0
Finland (FIN/FIM) ....................    1.8                           1.8
France (FR/FRF) ......................    2.2                           2.2
Germany (GER/DEM) ....................    1.2                           1.2
Greece (GREC/GRD) ....................    1.0                           1.0
Hong Kong (HK/HKD) ...................    3.1                           3.1
Ireland (IRE/IEP) ....................    3.1                           3.1
Israel (ISRL/ILS) ....................    2.2                           2.2
Japan (JPN/JPY) ......................    3.5                           3.5
Netherlands (NETH/NLG) ...............    1.1                           1.1
Norway (NOR/NOK) .....................    1.2                           1.2
Panama (PAN/PND) .....................    1.0                           1.0
Philippines (PHIL/PHP) ...............    0.8                           0.8
Poland (POL/PLZ) .....................    0.9                           0.9
Portugal (PORT/PTE) ..................    0.9                           0.9
South Africa (SAFR/ZAR) ..............    3.1                           3.1
Sweden (SWDN/SEK) ....................    3.1                           3.1
Switzerland (SWTZ/CHF) ...............    1.1                           1.1
Turkey (TRKY/TRL) ....................    3.1                           3.1
United Kingdom (UK/GBP) ..............    5.3                           5.3
United States (US/USD) ...............   40.4         5.0              45.4
Uruguay (URGY/UYP) ...................    0.8                           0.8
                                        ------        ---        ----------
Total  ...............................   95.0         5.0             100.0
                                        ------        ---        ----------
                                        ------        ---        ----------

--------------

{d}  Percentages indicated are based on net assets of $80,961,634.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACT OUTSTANDING
                                OCTOBER 31, 1997

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACT TO SELL:                         (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Japanese Yen............................     1,182,045       114.50000  11/12/97   $    59,877
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $1,241,922)...................     1,182,045                                  59,877
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 1.46%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $    59,877
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                           GT GLOBAL HEALTH CARE FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Medical Technology & Supplies (37.8%)
  ATL Ultrasound, Inc.{::} -/- ..............................   US            755,500   $ 32,486,500         5.2
  Visx, Inc.{::} -/- ........................................   US          1,147,700     26,253,638         4.2
  Endosonics Corp.{::} -/- ..................................   US          1,546,000     17,779,000         2.8
  Physio-Control International Corp.{::} -/- ................   US          1,050,500     16,742,344         2.7
  Sunrise Medical, Inc.{::} -/- .............................   US          1,011,700     15,618,119         2.5
  Waters Corp.-/- ...........................................   US            345,000     15,158,438         2.4
  Dexter Corp. ..............................................   US            339,000     13,305,750         2.1
  TECNOL Medical Products, Inc.-/- ..........................   US            572,900     12,317,350         2.0
  Circon Corp.{::} -/- ......................................   US            686,486     10,812,155         1.7
  Cardiac Pathways Corp.{::} -/- ............................   US          1,002,400      9,522,800         1.5
  Lifecore Biomedical, Inc.-/- ..............................   US            361,900      7,509,425         1.2
  AVECOR Cardiovascular, Inc.{::} -/- .......................   US            658,700      6,751,675         1.1
  Mentor Corp. ..............................................   US            175,800      6,405,713         1.0
  CONMED Corp.-/- ...........................................   US            308,400      6,322,200         1.0
  Angeion Corp.-/- ..........................................   US          1,325,000      5,217,188         0.8
  Kensey Nash Corp.-/- ......................................   US            322,600      4,919,650         0.8
  Photoelectron Corp.-/- ....................................   US            338,300      3,721,300         0.6
  Cardiovascular Dynamics, Inc.{::} -/- .....................   US            515,675      3,480,806         0.6
  Innerdyne, Inc.-/- ........................................   US            824,600      2,886,100         0.5
  CardioGenesis Corp.-/- ....................................   US            307,000      2,763,000         0.4
  Laser Industries Ltd.-/- ..................................   US            130,500      2,593,688         0.4
  INAMED Corp.{::} -/- ......................................   US            628,900      2,515,600         0.4
  Heartstream, Inc.-/- ......................................   US            206,800      2,145,550         0.3
  Laserscope-/- .............................................   US            330,800      1,943,450         0.3
  ThermoTrex Corp.-/- .......................................   US             73,000      1,679,000         0.3
  Micro Therapeutics, Inc.-/- ...............................   US            290,000      1,558,750         0.2
  Abaxis, Inc.-/- ...........................................   US            462,400      1,445,000         0.2
  Lumisys, Inc.-/- ..........................................   US            211,400      1,294,825         0.2
  Interpore International-/- ................................   US             92,900        870,938         0.1
  Sulzer Medica AG - Registered-/- ..........................   SWTZ            3,130        849,571         0.1
  ESC Medical Systems Ltd.-/- {\/} ..........................   ISRL           19,200        753,600         0.1
  Thoratec Laboratories Corp.-/- ............................   US             60,000        412,500         0.1
  ATS Medical, Inc.-/- ......................................   US             31,250        195,313          --
  Conceptus, Inc.-/- ........................................   US             18,000        130,500          --
                                                                                        ------------
                                                                                         238,361,436
                                                                                        ------------
Biotechnology (26.6%)
  Protein Design Labs, Inc.{::} -/- .........................   US          1,017,600     50,752,795         8.1
  Amgen, Inc.-/- ............................................   US            539,000     26,545,750         4.2
  Guilford Pharmaceuticals, Inc.-/- .........................   US            896,600     21,854,625         3.5
  Cell Therapeutics, Inc.{::} -/- ...........................   US          1,141,000     18,256,000         2.9
  Regeneron Pharmaceuticals, Inc.{::} -/- ...................   US          1,414,900     14,768,019         2.4
  Human Genome Sciences, Inc.-/- ............................   US            260,900     10,696,900         1.7
  Genelabs Technologies, Inc.-/- ............................   US          1,642,800      6,365,850         1.0
  Interferon Sciences, Inc.-/- ..............................   US            552,500      5,110,625         0.8
  NABI, Inc.-/- .............................................   US            592,500      2,814,375         0.5

    The accompanying notes are an integral part of the financial statements.

                                      F10

                           GT GLOBAL HEALTH CARE FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Biotechnology (Continued)
  PathoGenesis Corp.-/- .....................................   US             61,400   $  2,210,400         0.4
  Agouron Pharmaceuticals, Inc.-/- ..........................   US             46,400      2,117,000         0.3
  CytoTherapeutics, Inc.-/- .................................   US            396,900      2,083,725         0.3
  Pharmacyclics, Inc.-/- ....................................   US             75,000      1,912,500         0.3
  Coulter Pharmaceutical, Inc.-/- ...........................   US             73,700      1,059,438         0.2
  Enzon, Inc. Preferred-/- (.) ..............................   US             16,000        222,460          --
  Targeted Genetics Corp.-/- ................................   US             40,000        160,000          --
                                                                                        ------------
                                                                                         166,930,462
                                                                                        ------------
Pharmaceuticals (17.7%)
  TheraTech, Inc.{::} -/- ...................................   US          2,150,000     22,575,000         3.6
  American Home Products Corp. ..............................   US            145,600     10,792,600         1.7
  Perrigo Co.-/- ............................................   US            648,600      9,972,225         1.6
  Spiros Development Corp.(::) (.) -/- ......................   US            100,000      9,161,246         1.5
  Rhone-Poulenc "A" .........................................   FR            190,736      8,319,910         1.3
  Depotech Corp.-/- .........................................   US            549,300      7,621,538         1.2
  Magainin Pharmaceuticals, Inc.-/- .........................   US            895,100      7,608,350         1.2
  Bergen Brunswig Corp. "A" .................................   US            150,000      6,009,375         1.0
  Catalytica, Inc.-/- .......................................   US            437,866      5,473,325         0.9
  SEQUUS Pharmaceuticals, Inc.-/- ...........................   US            597,800      5,380,200         0.9
  IVAX Corp.-/- .............................................   US            700,000      5,293,750         0.8
  Altana AG .................................................   GER            50,000      3,632,937         0.6
  Life Medical Sciences, Inc.{::} -/- .......................   US            768,600      3,074,400         0.5
  Warner Chilcott Laboratories - ADR{\/} ....................   IRE           117,000      1,652,625         0.3
  Unimed Pharmaceuticals, Inc.-/- ...........................   US            147,200      1,048,800         0.2
  Intercardia, Inc.-/- ......................................   US             41,200        999,100         0.2
  Alpharma, Inc. "A" ........................................   US             21,700        478,756         0.1
  Aradigm Corp.-/- ..........................................   US             28,000        322,000         0.1
                                                                                        ------------
                                                                                         109,416,137
                                                                                        ------------
Health Care Services (5.2%)
  Vencor, Inc.-/- ...........................................   US            801,400     21,637,800         3.5
  Allegiance Corp. ..........................................   US            120,000      3,330,000         0.5
  Grupo Casa Autrey, S.A. de C.V. - ADR{\/} .................   MEX           135,100      2,313,588         0.4
  Parkway Holdings Ltd. .....................................   SING          900,000      2,277,177         0.4
  SteriGenics International, Inc.-/- ........................   US             61,900      1,392,750         0.2
  Cohr, Inc.-/- .............................................   US            129,100      1,355,550         0.2
                                                                                        ------------
                                                                                          32,306,865
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $484,175,220) ................                            547,014,900        87.3
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F11

                           GT GLOBAL HEALTH CARE FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Rhone-Poulenc Warrants, expire 11/5/01 ....................   FR            190,736   $    603,731         0.1
    PHARMACEUTICALS
  ALZA Corp. Warrants, expire 12/31/99 ......................   US            100,000         18,750          --
    PHARMACEUTICALS
                                                                                        ------------       -----

TOTAL WARRANTS (cost $32,137) ...............................                                622,481         0.1
                                                                                        ------------       -----

                                                                            NO. OF
RIGHTS                                                                      RIGHTS
-------------------------------------------------------------             -----------
  Alpharma, Inc. Rights, expire 11/25/97 (cost $0) ..........   US              3,616         20,340          --
                                                                                        ------------       -----
    PHARMACEUTICALS

REPURCHASE AGREEMENT
-------------------------------------------------------------
  Dated October 31, 1997, with State Street Bank & Trust Co., due November 3, 1997, for an effective yield of 5.57%,
   collateralized by $56,460,000 U.S. Treasury Bond, 8.875%
   due 8/15/17 (market value of collateral is $74,071,916,
   including accrued interest).
   (cost $72,617,234)  ......................................                             72,617,234        11.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $556,824,591)  * ....................                            620,274,955        99.0
Other Assets and Liabilities ................................                              6,067,162         1.0
                                                                                        ------------       -----

NET ASSETS ..................................................                           $626,342,117       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {::} Security was an affiliate at October 31, 1997 (see Note 6 of Notes to Financial Statements).
       {\/}  U.S. currency denominated.
       (::) Valued in good faith at fair value using procedures approved by the Board of Directors (see Note 1 of Notes to Financial Statements).
        (.) Restricted securities: At October 31, 1997 the Fund owned the following restricted securities constituting less than 1.5% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the securities is as follows:

                                                                                                       VALUE
                                                                                                        PER
                                                                                                       SHARE
                                                                                                       (NOTE
             DESCRIPTION                                      ACQUISITION DATE   SHARES     COST         1)
             -----------------------------------------------  -----------------  ------  -----------   ------
             Enzon, Inc. Preferred..........................       3/22/90       16,000  $   400,000   $13.90
             Spiros Development Corp........................       1/3/96        100,000   3,000,000   91.61

          * For Federal income tax purposes, cost is $558,926,202 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  88,802,844
                 Unrealized depreciation:           (27,454,091)
                                                  -------------
                 Net unrealized appreciation:     $  61,348,753
                                                  -------------
                                                  -------------

             Abbreviation:
             ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F12

                           GT GLOBAL HEALTH CARE FUND

                                October 31, 1997

--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                            PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------
                                                 FIXED INCOME,   SHORT-TERM
                                                   RIGHTS &        &
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS      OTHER  TOTAL
--------------------------------------  ------   -------------   -----  -----
France (FR/FRF) ......................    1.3         0.1                 1.4
Germany (GER/DEM) ....................    0.6                             0.6
Ireland (IRE/IEP) ....................    0.3                             0.3
Israel (ISRL/ILS) ....................    0.1                             0.1
Mexico (MEX/MXN) .....................    0.4                             0.4
Singapore (SING/SGD) .................    0.4                             0.4
Switzerland (SWTZ/CHF) ...............    0.1                             0.1
United States (US/USD) ...............   84.1                    12.6    96.7
                                        ------        ---        -----  -----
Total  ...............................   87.3         0.1        12.6   100.0
                                        ------        ---        -----  -----
                                        ------        ---        -----  -----

--------------

{d}  Percentages indicated are based on net assets of $626,342,117.

    The accompanying notes are an integral part of the financial statements.

                                      F13

                  GT GLOBAL INFRASTRUCTURE FUND - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (31.2%)
  Hub Power Co.-/- ...........................................   PAK         2,400,000   $ 3,206,835         3.3
    ELECTRICAL & GAS UTILITIES
  Enron Global Power & Pipelines L.L.C. ......................   US             90,000     3,099,375         3.2
    ELECTRICAL & GAS UTILITIES
  Endesa S.A. - ADR{\/} ......................................   SPN           160,000     2,980,000         3.0
    ELECTRICAL & GAS UTILITIES
  Shaw Group, Inc.-/- ........................................   US            140,300     2,928,763         3.0
    ENERGY EQUIPMENT & SERVICES
  IES Industries, Inc. .......................................   US             81,000     2,612,250         2.7
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. .................................   BRZL        9,910,000     2,535,033         2.6
    ELECTRICAL & GAS UTILITIES
  Edison S.p.A. ..............................................   ITLY          450,000     2,370,058         2.4
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. .....................   BRZL        7,000,000     2,324,020         2.4
    ELECTRICAL & GAS UTILITIES
  EVN Energie-Versorgung Niederoesterreich AG ................   ASTRI          16,800     1,948,628         2.0
    ELECTRICAL & GAS UTILITIES
  Giant Industries, Inc. .....................................   US            102,600     1,840,388         1.9
    OIL
  AES Corp.-/- ...............................................   US             45,264     1,793,586         1.8
    ELECTRICAL & GAS UTILITIES
  BSES Ltd. - 144A GDR{.} {\/} ...............................   IND            70,000     1,085,000         1.1
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} .....   BRZL           24,900       996,000         1.0
    ELECTRICAL & GAS UTILITIES
  MetroGas S.A. - ADR{\/} ....................................   ARG           111,051       805,120         0.8
    ELECTRICAL & GAS UTILITIES
                                                                                         -----------
                                                                                          30,525,056
                                                                                         -----------
Services (23.1%)
  Canadian National Railway Co. ..............................   CAN            60,900     3,284,415         3.3
    TRANSPORTATION - ROAD & RAIL
  Aeroporti di Roma SpA-/- ...................................   ITLY          286,600     2,606,270         2.7
    TRANSPORTATION - AIRLINES
  Hellenic Telecommunications Organization S.A. ..............   GREC          118,250     2,469,600         2.5
    TELEPHONE NETWORKS
  Telecom Italia SpA - Di Risp-/- ............................   ITLY          600,000     2,415,946         2.5
    TELEPHONE NETWORKS
  SPT Telecom-/- .............................................   CZCH           19,000     2,187,547         2.2
    TELEPHONE NETWORKS
  Tranz Rail Holdings Ltd. - ADR{\/} .........................   NZ            132,000     1,782,000         1.8
    TRANSPORTATION - ROAD & RAIL
  Portugal Telecom S.A. - ADR{\/} ............................   PORT           43,000     1,773,750         1.8
    TELEPHONE NETWORKS
  Paging Network, Inc.-/- ....................................   US            125,000     1,546,875         1.6
    WIRELESS COMMUNICATIONS
  Centennial Cellular Corp. "A"-/- ...........................   US             50,000     1,000,000         1.0
    WIRELESS COMMUNICATIONS

    The accompanying notes are an integral part of the financial statements.

                                      F14

                  GT GLOBAL INFRASTRUCTURE FUND - CONSOLIDATED

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Services (Continued)
  DDI Corp. ..................................................   JPN               295   $   985,786         1.0
    WIRELESS COMMUNICATIONS
  Telefonica del Peru S.A. - ADR{\/} .........................   PERU           40,900       807,775         0.8
    TELEPHONE NETWORKS
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ...................................................   VENZ           16,000       700,000         0.7
    TELEPHONE NETWORKS
  Pakistan Telecommunications Co., Ltd.: .....................   PAK                --            --         0.6
    TELEPHONE NETWORKS
    GDR{\/} ..................................................   --              4,892       396,252          --
    "A" ......................................................   --            280,000       235,741          --
  Philippine Long Distance Telephone Co. - ADR{\/} ...........   PHIL           20,000       485,000         0.5
    TELEPHONE NETWORKS
  China Telecom (Hong Kong) Ltd.-/- ..........................   HK             80,000       127,814         0.1
    WIRELESS COMMUNICATIONS
                                                                                         -----------
                                                                                          22,804,771
                                                                                         -----------
Materials/Basic Industry (20.8%)
  Giant Cement Holding, Inc.-/- ..............................   US            179,800     4,360,150         4.4
    CEMENT
  La Cementos Nacional, C.A. - 144A GDR{.} {\/} ..............   ECDR           15,060     3,162,600         3.2
    CEMENT
  Northwest Pipe Co.-/- ......................................   US            127,500     3,091,875         3.2
    METALS - STEEL
  IPSCO, Inc. ................................................   CAN            67,600     2,926,199         3.0
    METALS - STEEL
  Hylsamex, S.A. de C.V. - 144A ADR{.} {\/} ..................   MEX            75,000     2,896,875         3.0
    METALS - STEEL
  NS Group, Inc.-/- ..........................................   US             98,100     2,624,175         2.7
    METALS - STEEL
  Suez Cement Co. - Reg S GDR{c} {\/} ........................   EGPT           60,000     1,245,000         1.3
    CEMENT
                                                                                         -----------
                                                                                          20,306,874
                                                                                         -----------
Capital Goods (9.3%)
  Doncasters PLC - ADR-/- {\/} ...............................   UK            139,600     3,760,474         3.8
    AEROSPACE/DEFENSE
  Caterpillar, Inc. ..........................................   US             60,000     3,075,000         3.1
    MACHINERY & ENGINEERING
  KCI Konecranes International ...............................   FIN            42,660     1,664,636         1.7
    MACHINERY & ENGINEERING
  United Engineers Ltd. ......................................   MAL           270,000       640,733         0.7
    CONSTRUCTION
                                                                                         -----------
                                                                                           9,140,843
                                                                                         -----------
Technology (7.8%)
  Tadiran Telecommunications Ltd.{\/} ........................   ISRL          130,000     2,941,250         3.0
    TELECOM TECHNOLOGY
  Emcore Corp.-/- ............................................   US            123,000     2,367,750         2.4
    SEMICONDUCTORS

    The accompanying notes are an integral part of the financial statements.

                                      F15

                  GT GLOBAL INFRASTRUCTURE FUND - CONSOLIDATED

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Technology (Continued)
  Cisco Systems, Inc.-/- .....................................   US             21,000   $ 1,722,656         1.8
    NETWORKING
  Asia Pacific Wire & Cable Corporation Ltd.-/- {\/} .........   SING           59,400       549,450         0.6
    TELECOM TECHNOLOGY
                                                                                         -----------
                                                                                           7,581,106
                                                                                         -----------
Multi-Industry/Miscellaneous (4.7%)
  Mannesmann AG ..............................................   GER             7,500     3,166,135         3.2
    MULTI-INDUSTRY
  E.R.G. Ltd. ................................................   AUSL        1,689,040     1,436,723         1.5
    MULTI-INDUSTRY
                                                                                         -----------
                                                                                           4,602,858
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $76,186,714) ..................                            94,961,508        96.9
                                                                                         -----------       -----

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
--------------------------------------------------------------                           -----------   -------------
  Dated October 31, 1997, with State Street Bank & Trust Co., due November 3, 1997, for an effective yield of 5.57%,
   collateralized by $1,680,000 U.S. Treasury Bond, 8.875% due
   8/15/17 (market value of collateral is $2,204,053,
   including accrued interest). (cost $2,156,334)  ...........                             2,156,334         2.2
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $78,343,048)  * ......................                            97,117,842        99.1
Other Assets and Liabilities .................................                               901,217         0.9
                                                                                         -----------       -----

NET ASSETS ...................................................                           $98,019,059       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          * For Federal income tax purposes, cost is $78,343,048 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  23,477,043
                 Unrealized depreciation:            (4,702,249)
                                                  -------------
                 Net unrealized appreciation:     $  18,774,794
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR--American Depository Receipt
             GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F16

                  GT GLOBAL INFRASTRUCTURE FUND - CONSOLIDATED

                                October 31, 1997

--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Argentina (ARG/ARS) ..................    0.8                   0.8
Australia (AUSL/AUD) .................    1.5                   1.5
Austria (ASTRI/ATS) ..................    2.0                   2.0
Brazil (BRZL/BRL) ....................    6.0                   6.0
Canada (CAN/CAD) .....................    6.3                   6.3
Czech Republic (CZCH/CSK) ............    2.2                   2.2
Ecuador (ECDR/ECS) ...................    3.2                   3.2
Egypt (EGPT/EGP) .....................    1.3                   1.3
Finland (FIN/FIM) ....................    1.7                   1.7
Germany (GER/DEM) ....................    3.2                   3.2
Greece (GREC/GRD) ....................    2.5                   2.5
Hong Kong (HK/HKD) ...................    0.1                   0.1
India (IND/INR) ......................    1.1                   1.1
Israel (ISRL/ILS) ....................    3.0                   3.0
Italy (ITLY/ITL) .....................    7.6                   7.6
Japan (JPN/JPY) ......................    1.0                   1.0
Malaysia (MAL/MYR) ...................    0.7                   0.7
Mexico (MEX/MXN) .....................    3.0                   3.0
New Zealand (NZ/NZD) .................    1.8                   1.8
Pakistan (PAK/PKR) ...................    3.9                   3.9
Peru (PERU/PES) ......................    0.8                   0.8
Philippines (PHIL/PHP) ...............    0.5                   0.5
Portugal (PORT/PTE) ..................    1.8                   1.8
Singapore (SING/SGD) .................    0.6                   0.6
Spain (SPN/ESP) ......................    3.0                   3.0
United Kingdom (UK/GBP) ..............    3.8                   3.8
United States & Other (US/USD) .......   32.8        3.1       35.9
Venezuela (VENZ/VEB) .................    0.7                   0.7
                                        ------       ---      -----
Total  ...............................   96.9        3.1      100.0
                                        ------       ---      -----
                                        ------       ---      -----

--------------

{d}  Percentages indicated are based on net assets of $98,019,059.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................     1,509,823         1.80100  11/28/97   $   (66,180)
Japanese Yen............................       404,821       114.50000  11/12/97        20,506
Japanese Yen............................       368,245       120.70000  01/07/98        (4,948)
Japanese Yen............................        84,327       118.82300  02/04/98          (168)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $2,316,426)...................     2,367,216                                 (50,790)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 2.42%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $   (50,790)
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F17

                GT GLOBAL NATURAL RESOURCES FUND - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy Equipment & Services (53.2%)
  Schlumberger Ltd. .........................................   US             60,800   $  5,320,000         3.1
  Cliffs Drilling Co.-/- ....................................   US             73,100      5,313,456         3.1
  EVI, Inc.-/- ..............................................   US             81,000      5,199,188         3.0
  Varco International, Inc.-/- ..............................   US             85,000      5,179,688         3.0
  Cooper Cameron Corp.-/- ...................................   US             71,500      5,165,875         3.0
  Precision Drilling Corp.-/- ...............................   CAN           162,300      4,980,581         2.9
  Nabors Industries, Inc.-/- ................................   US            120,200      4,943,225         2.9
  Patterson Energy, Inc.-/- .................................   US             86,800      4,860,800         2.8
  UTI Energy Corp.-/- .......................................   US            107,700      4,806,113         2.8
  Key Energy Group, Inc.-/- .................................   US            147,600      4,630,950         2.7
  Pool Energy Services Co.-/- ...............................   US            133,600      4,534,050         2.6
  Diamond Offshore Drilling, Inc. ...........................   US             72,000      4,482,000         2.6
  Helmerich & Payne, Inc. ...................................   US             51,300      4,139,269         2.4
  BJ Services Co.-/- ........................................   US             43,600      3,695,100         2.1
  Santa Fe International Corp.-/- ...........................   US             71,700      3,526,744         2.1
  Falcon Drilling Co., Inc.-/- ..............................   US             96,900      3,524,738         2.0
  Smith International, Inc.-/- ..............................   US             41,900      3,194,875         1.9
  Bonus Resource Services Corp.-/- ..........................   CAN           482,284      2,361,453         1.4
  Veritas DGC, Inc.-/- ......................................   US             56,400      2,308,875         1.3
  Noble Drilling Corp.-/- ...................................   US             64,300      2,286,669         1.3
  Fred Olsen Energy ASA-/- ..................................   NOR            74,500      2,053,003         1.2
  Computalog Ltd.-/- ........................................   CAN            58,800      1,189,185         0.7
  Rowan Cos., Inc.-/- .......................................   US             30,000      1,166,250         0.7
  Enerflex Systems Ltd. .....................................   CAN            38,000      1,078,626         0.6
  Hanover Compressor Co.-/- .................................   US             42,100        910,413         0.5
  Dril-Quip, Inc.-/- ........................................   US             22,700        814,363         0.5
                                                                                        ------------
                                                                                          91,665,489
                                                                                        ------------
Metals - Steel (13.5%)
  IPSCO, Inc. ...............................................   CAN           111,700      4,835,155         2.8
  Tubos de Acero de Mexico S.A. - ADR{\/} -/- ...............   MEX           227,800      4,598,713         2.7
  Prudential Steel Ltd. .....................................   CAN           102,200      4,278,882         2.5
  NS Group, Inc.-/- .........................................   US            130,300      3,485,525         2.0
  Oregon Steel Mills, Inc. ..................................   US            146,800      3,091,975         1.8
  Maverick Tube Corp.-/- ....................................   US             81,600      2,876,400         1.7
                                                                                        ------------
                                                                                          23,166,650
                                                                                        ------------
Construction (10.8%)
  National-Oilwell, Inc.-/- .................................   US             71,501      5,474,292         3.2
  Global Industries Ltd.-/- .................................   US            248,800      5,007,100         2.9
  Cal Dive International, Inc.-/- ...........................   US             80,000      2,500,000         1.5
  Halter Marine Group, Inc.-/- ..............................   US             43,600      2,280,825         1.3
  Coflexip - ADR{\/} ........................................   FR             34,300      1,886,500         1.1
  Bouygues Offshore S.A. - ADR{\/} ..........................   FR             31,900        773,575         0.4
  TransCoastal Marine Services, Inc.-/- .....................   US             19,200        477,600         0.3

    The accompanying notes are an integral part of the financial statements.

                                      F18

                GT GLOBAL NATURAL RESOURCES FUND - CONSOLIDATED

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Construction (Continued)
  UNIFAB International, Inc.-/- .............................   US              4,200   $    134,400         0.1
                                                                                        ------------
                                                                                          18,534,292
                                                                                        ------------
Oil (10.0%)
  Giant Industries, Inc. ....................................   US            201,100      3,607,231         2.1
  Orogen Minerals Ltd. - 144A ADR{.} {\/} ...................   AUSL          111,200      3,030,200         1.8
  Canadian Fracmaster Ltd.-/- ...............................   CAN           261,500      2,597,928         1.5
  Ranger Oil Ltd. ...........................................   CAN           280,900      2,431,862         1.4
  Black Sea Energy Ltd.-/- ..................................   CAN         1,139,600      2,345,189         1.4
  ERG SpA-/- ................................................   ITLY          373,000      1,535,837         0.9
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL        7,900,000      1,469,067         0.9
                                                                                        ------------
                                                                                          17,017,314
                                                                                        ------------
Chemicals (2.5%)
  Ciba Specialty Chemicals AG-/- ............................   SWTZ           43,360      4,258,571         2.5
                                                                                        ------------
Paper/Packaging (2.4%)
  Fort James Corp. ..........................................   US             66,962      2,657,554         1.5
  Jefferson Smurfit Corp.-/- ................................   US            100,400      1,506,000         0.9
                                                                                        ------------
                                                                                           4,163,554
                                                                                        ------------
Gas Production & Distribution (2.4%)
  Comstock Resources, Inc.-/- ...............................   US            232,400      3,892,700         2.3
  Berkley Petroleum Corp.-/- ................................   CAN            20,400        233,792         0.1
                                                                                        ------------
                                                                                           4,126,492
                                                                                        ------------
Industrial Components (2.2%)
  Encore Wire Corp.-/- ......................................   US            132,950      3,755,838         2.2
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F19

                GT GLOBAL NATURAL RESOURCES FUND - CONSOLIDATED

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Services (2.0%)
  American Disposal Services, Inc.-/- .......................   US             95,500   $  3,366,375         2.0
                                                                                        ------------
Forest Products (0.7%)
  The TimberWest Timber Trust Special Warrants(.) (::) ......   CAN           422,700      1,124,840         0.7
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $136,805,346) ................                            171,179,415        99.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $136,805,346)  * ....................                            171,179,415        99.7
Other Assets and Liabilities ................................                                494,158         0.3
                                                                                        ------------       -----

NET ASSETS ..................................................                           $171,673,573       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       (::) Valued in good faith at fair value using procedures approved by the Board of Directors (see Note 1 of Notes to Financial Statements).
        (.) Restricted securities: At October 31, 1997 the Fund owned the following restricted security constituting 0.7% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the security is as follows:

                                                                                                       VALUE
                                                                                                        PER
                                                                                                       SHARE
                                                                                                       (NOTE
             DESCRIPTION                                      ACQUISITION DATE   SHARES     COST         1)
             -----------------------------------------------  -----------------  ------  -----------   ------
             The TimberWest Timber Trust Special Warrants...       8/7/97        422,700 $ 1,142,844   $2.66

          * For Federal income tax purposes, cost is $137,392,339 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  37,982,563
                 Unrealized depreciation:            (4,195,487)
                                                  -------------
                 Net unrealized appreciation:     $  33,787,076
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    1.8                   1.8
Brazil (BRZL/BRL) ....................    0.9                   0.9
Canada (CAN/CAD) .....................   16.0                  16.0
France (FR/FRF) ......................    1.5                   1.5
Italy (ITLY/ITL) .....................    0.9                   0.9
Mexico (MEX/MXN) .....................    2.7                   2.7
Norway (NOR/NOK) .....................    1.2                   1.2
Switzerland (SWTZ/CHF) ...............    2.5                   2.5
United States (US/USD) ...............   72.2        0.3       72.5
                                        ------     -----      -----
Total  ...............................   99.7        0.3      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $171,673,573.

    The accompanying notes are an integral part of the financial statements.

                                      F20

                       GT GLOBAL TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                           COUNTRY      SHARES         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Telecom Equipment (28.0%)
  Nokia AB "A" ............................................   FIN         1,059,160   $   92,479,819         5.4
  ECI Telecommunications Ltd.{\/} .........................   ISRL        2,609,500       72,087,438         4.2
  Newbridge Networks Corp.-/- .............................   CAN         1,332,300       71,049,067         4.1
  Telefonaktiebolaget LM Ericsson: ........................   SWDN               --               --         3.1
    "B" Free-/- ...........................................   --            871,200       38,397,307          --
    ADR{\/} ...............................................   --            350,480       15,508,740          --
  DSC Communications Corp.-/- .............................   US          1,220,100       29,739,938         1.7
  Corning, Inc. ...........................................   US            600,000       27,075,000         1.6
  P-COM, Inc.-/- ..........................................   US          1,200,000       24,150,000         1.4
  ANTEC Corp.-/- ..........................................   US          1,162,300       18,306,225         1.1
  Tekelec-/- ..............................................   US            428,900       17,960,188         1.0
  Tellabs, Inc.-/- ........................................   US            240,000       12,960,000         0.8
  Pairgain Technologies, Inc.-/- ..........................   US            428,800       12,113,600         0.7
  Tadiran Ltd. - ADR{\/} ..................................   ISRL          246,100        9,290,275         0.5
  Geotek Communications, Inc.-/- ..........................   US          2,471,100        8,957,738         0.5
  Champion Technology Holding Ltd. ........................   HK         67,154,902        8,166,314         0.5
  Teledata Communications Ltd.-/- {\/} ....................   ISRL          198,000        6,138,000         0.4
  Allen Telecom, Inc.-/- ..................................   US            300,000        5,662,500         0.3
  Netas Telekomunik-/- ....................................   TRKY       17,820,000        5,343,474         0.3
  Ascend Communications, Inc.-/- ..........................   US            160,000        4,330,000         0.3
  Himachal Futuristic Communications Ltd. - 144A GDR{.} -/-
   {\/} (.) (::) ..........................................   IND         1,248,000        2,184,000         0.1
  Sapura Telecommunications Bhd. ..........................   MAL         1,155,000          680,024          --
  Kantone Holding Ltd.-/- .................................   HK          6,256,868          639,447          --
                                                                                      --------------
                                                                                         483,219,094
                                                                                      --------------
Telephone Networks (22.4%)
  Telecom Italia S.p.A.: ..................................   ITLY               --               --         3.8
    Di Risp-/- ............................................   --         13,989,767       56,330,863          --
    Common ................................................   --          1,263,334        7,901,199          --
  Telecomunicacoes Brasileiras S.A. (Telebras) -
   ADR{\/} ................................................   BRZL          632,500       64,198,750         3.7
  WorldCom, Inc. ..........................................   US          1,644,290       55,289,251         3.2
  SPT Telecom-/- ..........................................   CZCH          391,340       45,056,567         2.6
  Cable & Wireless Communications - ADR-/- {\/} ...........   UK          1,670,250       30,377,672         1.8
  Hellenic Telecommunications Organization S.A. ...........   GREC        1,286,000       26,857,552         1.6
  NTL, Inc.-/- {\/} .......................................   UK            855,833       23,214,470         1.4
  Carso Global Telecom "A1" ...............................   MEX         7,036,683       23,090,433         1.3
  France Telecom S.A.: ....................................   FR                 --               --         0.9
    ADR-/- {\/} ...........................................   --            320,000       12,120,000          --
    Common-/- .............................................   --             85,500        3,237,187          --
  Ionica Group PLC-/- .....................................   UK          1,456,400        7,523,838         0.4
  Atlantic Tele-Network, Inc.-/- ..........................   US            500,100        6,313,763         0.4
  Telefonica del Peru S.A. - ADR{\/} ......................   PERU          318,400        6,288,400         0.4
  Russian Telecommunications Development Corp.: ...........   RUS                --               --         0.3
    Non-Voting(.) -/- {\/} (::) ...........................   --            453,000        3,397,500          --
    Voting(.) -/- {\/} (::) ...............................   --            331,000        2,482,500          --
  Compania Anonima Nacional Telefonos de Venezuela (CANTV)
   - ADR{\/} ..............................................   VENZ           96,000        4,200,000         0.2
  PLD Telekon, Inc.-/- {\/} (.) ...........................   RUS           510,000        4,016,250         0.2

    The accompanying notes are an integral part of the financial statements.

                                      F21

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                           COUNTRY      SHARES         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Telephone Networks (Continued)
  TelecomAsia Corp. - Foreign-/- ..........................   THAI        6,622,652   $    2,965,367         0.2
                                                                                      --------------
                                                                                         384,861,562
                                                                                      --------------
Wireless Communications (17.3%)
  Nextel Communications, Inc. "A"-/- ......................   US          2,745,700       72,074,625         4.2
  Millicom International Cellular S.A.{::} -/- {\/} .......   LUX         1,057,000       44,394,000         2.6
  DDI Corp. ...............................................   JPN             9,320       31,144,140         1.8
  Grupo Iusacell S.A. "L" - ADR-/- {\/} ...................   MEX         1,672,100       30,097,800         1.8
  Paging Network, Inc.-/- .................................   US          2,165,000       26,791,875         1.6
  Clearnet Communications, Inc. "A"-/- ....................   CAN         1,138,100       17,848,432         1.0
  WinStar Communications, Inc.-/- .........................   US            667,700       15,273,638         0.9
  Western Wireless Corp. "A"-/- ...........................   US            750,300       13,411,613         0.8
  Telecom Italia Mobile S.p.A. - Di Risp ..................   ITLY        5,425,700       11,086,917         0.6
  Advanced Info. Service - Foreign ........................   THAI        1,993,150       10,709,463         0.6
  Vimpel-Communications - ADR-/- {\/} .....................   RUS           250,000        8,187,500         0.5
  Powertel, Inc.-/- .......................................   US            365,000        6,638,438         0.4
  Microcell Telecommunications, Inc. "B"-/- {\/} ..........   CAN           596,400        5,330,325         0.3
  China Telecom (Hong Kong) Ltd.-/- .......................   HK          1,452,000        2,319,819         0.1
  SK Telecom Co., Ltd. - ADR{\/} ..........................   KOR           289,900        1,594,450         0.1
                                                                                      --------------
                                                                                         296,903,035
                                                                                      --------------
Telephone - Long Distance (5.7%)
  Tel-Save Holdings, Inc.-/- ..............................   US          2,000,000       43,000,000         2.5
  Call-Net Enterprises, Inc.: .............................   CAN                --               --         2.2
    "B"-/- ................................................   --          1,036,700       20,966,470          --
    "A"-/- ................................................   --            519,400       10,688,760          --
    "B" - 144A{.} -/- .....................................   --            379,400        7,673,077          --
  Bell Canada International, Inc.: ........................   CAN                --               --         0.8
    Common-/- .............................................   --            717,300       12,165,392          --
    Common-/- {\/} ........................................   --            132,500        2,235,938          --
  RSL Communications Ltd. "A"-/- ..........................   US            136,000        3,196,000         0.2
                                                                                      --------------
                                                                                          99,925,637
                                                                                      --------------
Telephone - Regional/Local (5.6%)
  ICG Communications, Inc.-/- .............................   US          1,504,600       34,605,800         2.0
  Intermedia Communications of Florida, Inc.-/- ...........   US            613,900       27,855,713         1.6
  Teleport Communications Group, Inc. "A"-/- ..............   US            364,000       17,608,500         1.0
  ING Barings Russian Regional Telecommunications Basket
   Bridge Certificates-/- {\/} {=} ........................   RUS             1,749       14,383,024         0.8
  Brooks Fiber Properties, Inc.-/- ........................   US             41,400        2,302,875         0.1
  NEXTLINK Communications, Inc. "A"-/- ....................   US             78,000        1,764,750         0.1
                                                                                      --------------
                                                                                          98,520,662
                                                                                      --------------
Multi-Industry (4.7%)
  Mannesmann AG ...........................................   GER           140,900       59,481,125         3.5
  Grupo Carso, S.A. de C.V. "A1" ..........................   MEX         3,300,000       20,985,629         1.2
                                                                                      --------------
                                                                                          80,466,754
                                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                                      F22

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                           COUNTRY      SHARES         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Aerospace/Defense (2.6%)
  Orbital Sciences Corp.{::} -/- ..........................   US          1,838,500   $   44,813,438         2.6
                                                                                      --------------
Telecom Technology (2.5%)
  Uniphase Corp.-/- .......................................   US            449,900       30,199,538         1.8
  Three-Five Systems, Inc.{::} -/- ........................   US            599,000       12,429,250         0.7
                                                                                      --------------
                                                                                          42,628,788
                                                                                      --------------
Cable Television (1.6%)
  Comcast Corp. "A" .......................................   US            604,300       16,618,250         1.0
  Comcast UK Cable Partners Ltd. "A"-/- ...................   UK            415,000        4,707,656         0.3
  United International Holdings, Inc. "A"-/- ..............   US            373,000        4,615,875         0.3
                                                                                      --------------
                                                                                          25,941,781
                                                                                      --------------
Broadcasting & Publishing (1.4%)
  EchoStar Communications Corp. "A"{::} ...................   US            609,200       11,574,800         0.7
  Sistem Televisyen Malaysia Bhd. .........................   MAL         7,436,000        7,549,919         0.4
  Seat SpA-/- .............................................   ITLY       16,820,000        4,413,481         0.3
                                                                                      --------------
                                                                                          23,538,200
                                                                                      --------------
Semiconductors (0.8%)
  DSP Communications, Inc.-/- .............................   US            624,000       11,544,000         0.7
  General Semiconductor, Inc.-/- ..........................   US            175,000        1,990,625         0.1
                                                                                      --------------
                                                                                          13,534,625
                                                                                      --------------
Retailers - Other (0.3%)
  Asia Food & Properties Ltd.-/- {\/} .....................   SING       14,192,000        4,328,560         0.3
  Gran Cadena de Almacenes Colombianos S.A. ...............   COL            66,560           82,032          --
                                                                                      --------------
                                                                                           4,410,592
                                                                                      --------------
Networking (0.2%)
  3Com Corp.-/- ...........................................   US             80,100        3,319,144         0.2
                                                                                      --------------       -----

TOTAL EQUITY INVESTMENTS (cost $1,274,850,186) ............                            1,602,083,312        93.1
                                                                                      --------------       -----

                                                                         PRINCIPAL        VALUE          % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY     AMOUNT         (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
Structured Note (2.2%)
  Russia (2.2%)
    Credit Suisse Financial Products Russian Equity Linked
     Note, 3.3% due 4/29/98 (This is an equity linked note.
     The value of this note is linked to the underlying
     value of Rostelecom.)-/- (.) .........................   USD        38,000,000       37,012,000         2.2
                                                                                      --------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $38,000,000) .........                               37,012,000         2.2
                                                                                      --------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F23

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                          NO. OF          VALUE          % OF NET
WARRANTS                                                     COUNTRY     WARRANTS        (NOTE 1)         ASSETS
-----------------------------------------------------------  --------   -----------   --------------   -------------
  Asia Food & Properties Ltd. Warrants, expire
   7/12/02{\/} ............................................   SING        1,064,400   $      191,592          --
    FOOD
  American Satellite Network Warrants, expire 1/1/99(::)
   (.) ....................................................   US             65,825               --          --
    WIRELESS COMMUNICATIONS
                                                                                      --------------       -----

TOTAL WARRANTS (cost $484,741) ............................                                  191,592          --
                                                                                      --------------       -----

                                                                                          VALUE          % OF NET
REPURCHASE AGREEMENT                                                                     (NOTE 1)         ASSETS
-----------------------------------------------------------                           --------------   -------------
  Dated October 31, 1997, with State Street Bank & Trust
   Co., due November 3, 1997, for an effective yield of
   5.57%, collateralized by $35,290,000 U.S. Treasury Bond,
   8.875% due 8/15/17 (market value of collateral is
   $46,298,227, including accrued interest).
   (cost $45,388,021)  ....................................                               45,388,021         2.6
                                                                                      --------------       -----

TOTAL INVESTMENTS (cost $1,358,722,948)  * ................                            1,684,674,925        97.9
Other Assets and Liabilities ..............................                               36,444,134         2.1
                                                                                      --------------       -----

NET ASSETS ................................................                           $1,721,119,059       100.0
                                                                                      --------------       -----
                                                                                      --------------       -----

--------------

        -/-  Non-income producing security.
       {::} Security was an affiliate at October 31, 1997 (see Note 6 of Notes to Financial Statements).
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {=} Issued by ING Barings, the value of which is linked to the underlying value of a basket of shares issued by Russian regional telephone companies.
        (.) Restricted securities: At October 31, 1997 the Fund owned the following restricted securities constituting 2.8% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the securities is as follows:

                                                                                                       VALUE
                                                                                                        PER
                                                                                                       SHARE
                                                                                                       (NOTE
             DESCRIPTION                                      ACQUISITION DATE   SHARES     COST         1)
             -----------------------------------------------  -----------------  ------  -----------   ------
             American Satellite Network Warrants, expire
              1/1/99........................................      12/31/93       65,825  $        --   $--
             Credit Suisse Financial Products Russian Equity
              Linked Note, 3.3% due 4/29/98.................       4/29/97       38,000,000  38,000,000 0.97
             Himachal Futuristic Communications Ltd. - 144A
              GDR...........................................       8/1/95        1,248,000   9,604,650 1.75
             PLD Telekon, Inc...............................       8/30/96       510,000   3,498,750   7.88
             Russian Telecommunications Development Corp.:
               Non-voting...................................      12/22/93       453,000   4,530,000   7.50
               Voting.......................................      12/22/93       331,000   3,310,000   7.50

       (::) Valued in good faith at fair value using procedures approved by the Board of Directors (See Note 1 of Notes to Financial Statements).
          * For Federal income tax purposes, cost is $1,359,258,436 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 519,851,820
                 Unrealized depreciation:          (194,435,331)
                                                  -------------
                 Net unrealized appreciation:     $ 325,416,489
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR--American Depository Receipt
             GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F24

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Brazil (BRZL/BRL) ....................    3.7                                   3.7
Canada (CAN/CAD) .....................    8.4                                   8.4
Czech Republic (CZCH/CSK) ............    2.6                                   2.6
Finland (FIN/FIM) ....................    5.4                                   5.4
France (FR/FRF) ......................    0.9                                   0.9
Germany (GER/DEM) ....................    3.5                                   3.5
Greece (GREC/GRD) ....................    1.6                                   1.6
Hong Kong (HK/HKD) ...................    0.6                                   0.6
India (IND/INR) ......................    0.1                                   0.1
Israel (ISRL/ILS) ....................    5.1                                   5.1
Italy (ITLY/ITL) .....................    4.7                                   4.7
Japan (JPN/JPY) ......................    1.8                                   1.8
Korea (KOR/KRW) ......................    0.1                                   0.1
Luxembourg (LUX/LUF) .................    2.6                                   2.6
Malaysia (MAL/MYR) ...................    0.4                                   0.4
Mexico (MEX/MXN) .....................    4.3                                   4.3
Peru (PERU/PES) ......................    0.4                                   0.4
Russia (RUS/SUR) .....................    1.8         2.2                       4.0
Singapore (SING/SGD) .................    0.3                                   0.3
Sweden (SWDN/SEK) ....................    3.1                                   3.1
Thailand (THAI/THB) ..................    0.8                                   0.8
Turkey (TRKY/TRL) ....................    0.3                                   0.3
United Kingdom (UK/GBP) ..............    3.9                                   3.9
United States (US/USD) ...............   36.5                        4.7       41.2
Venezuela (VENZ/VEB) .................    0.2                                   0.2
                                        ------      -----          -----      -----
Total  ...............................   93.1         2.2            4.7      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $1,721,119,059.

    The accompanying notes are an integral part of the financial statements.

                                      F25

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                October 31, 1997

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Japanese Yen............................      13,280,549     118.50000  11/12/97   $  (201,730)
Japanese Yen............................         673,732     118.60000  11/12/97        (9,657)
                                          --------------                          --------------
  Total Contracts to Buy (Payable amount
   $14,165,668).........................      13,954,281                              (211,387)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 0.81%.


CONTRACTS TO SELL:
----------------------------------------
British Pounds..........................      41,535,139       0.60190   1/20/98    (1,170,888)
Deutsche Marks..........................      15,664,388       1.80000  11/21/97      (664,388)
Deutsche Marks..........................       7,948,226       1.72400  11/21/97        (1,591)
Finnish Markka..........................      38,825,761       5.28300   1/21/98      (968,483)
Italian Liras...........................      50,091,184    1730.40000   1/21/98      (969,594)
Japanese Yen............................      23,255,611     113.59900  11/12/97     1,371,807
Japanese Yen............................      17,298,836     114.50000  11/12/97       876,273
Swedish Kronor..........................      51,700,408       7.61030   1/21/98      (979,674)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $243,813,015).................     246,319,553                            (2,506,538)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 14.31%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                           $(2,717,925)
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F26

                             GT GLOBAL THEME FUNDS

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         GT GLOBAL
                                       -----------------------------------------------------------------------------
                                          CONSUMER                                                        NATURAL
                                        PRODUCTS AND      FINANCIAL                    INFRASTRUCTURE    RESOURCES
                                       SERVICES FUND-   SERVICES FUND-      HEALTH         FUND-           FUND-
                                        CONSOLIDATED     CONSOLIDATED        CARE       CONSOLIDATED    CONSOLIDATED
                                          (NOTE 1)         (NOTE 1)          FUND         (NOTE 1)        (NOTE 1)
                                       --------------   --------------   ------------  --------------   ------------
Assets:
  Investments in securities: (Note 1)
    At identified cost...............   $124,047,571     $69,090,966     $484,207,357   $76,186,714     $136,805,346
                                       --------------   --------------   ------------  --------------   ------------
                                       --------------   --------------   ------------  --------------   ------------
    At value.........................   $132,596,014     $76,932,464     $547,657,721   $94,961,508     $171,179,415
    Repurchase Agreement, at value
     and cost (Note 1)...............      5,697,881       2,708,419       72,617,234     2,156,334               --
  U.S. currency......................            303              --              390           128              705
  Foreign currencies (cost $249,434,
   $290,416, $32,405,
   $252,788, $2,016,446, and
   $938,200, respectively)...........        247,103         290,889           32,773       257,815        2,016,446
  Dividends and dividend withholding
   tax reclaims receivable...........         29,063          50,112           10,585        25,624           15,438
  Interest receivable................             --              --               --            --               --
  Receivable for forward foreign
   currency contracts -- closed, net
   (Note 1)..........................             --              --               --         5,096               --
  Receivable for Fund shares sold....        585,508       1,011,553       13,993,515       141,205        5,010,514
  Receivable for open forward foreign
   currency contracts (Note 1).......             --          59,877               --            --               --
  Receivable for securities sold.....     25,634,646       1,515,031        6,745,139     1,309,852        6,715,639
  Unamortized organizational costs
   (Note 1)..........................         22,264          19,944               --        16,280           16,225
  Miscellaneous receivable...........         91,501           4,131           36,371            --           33,585
                                       --------------   --------------   ------------  --------------   ------------
    Total assets.....................    164,904,283      82,592,420      641,093,728    98,873,842      184,987,967
                                       --------------   --------------   ------------  --------------   ------------
Liabilities:
  Payable for custodian fees.........            769          10,403            7,317         1,332            8,200
  Payable for Directors' and
   Trustees' fees and expenses
   (Note 2)..........................          4,859           4,446            9,136         7,921            5,237
  Payable for forward foreign
   currency contracts -- closed, net
   (Note 1)..........................             --              --               --            --               --
  Payable for fund accounting fees
   (Note 2)..........................          4,352           1,845           14,194         2,367            3,914
  Payable for Fund shares
   repurchased.......................        261,522         142,435          882,049       496,631        4,099,045
  Payable for investment management
   and administration fees (Note
   2)................................        139,166         180,741          536,273        89,949          147,355
  Payable for loan outstanding (Note
   1)................................             --              --               --            --        4,670,000
  Payable for open forward foreign
   currency contracts, net (Note
   1)................................             --              --               --        50,790               --
  Payable for printing and postage
   expenses..........................         33,464          23,148           73,457        51,926           45,104
  Payable for professional fees......         23,989          25,345           39,780        30,852           35,756
  Payable for registration and filing
   fees..............................          4,130           2,371           15,839         2,078           12,139
  Payable for securities purchased...      1,563,285       1,154,504       12,706,263            --        4,125,569
  Payable for service and
   distribution expenses (Note 2)....        114,540          57,009          346,611        74,426          113,980
  Payable for transfer agent fees
   (Note 2)..........................         55,435          20,911          111,824        38,302           39,544
  Other accrued expenses.............         36,359           7,528            8,868         8,109            8,451
                                       --------------   --------------   ------------  --------------   ------------
    Total liabilities................      2,241,870       1,630,686       14,751,611       854,683       13,314,294
  Minority interest (Notes 1 & 2)....            100             100               --           100              100
                                       --------------   --------------   ------------  --------------   ------------
Net assets...........................   $162,662,313     $80,961,634     $626,342,117   $98,019,059     $171,673,573
                                       --------------   --------------   ------------  --------------   ------------
                                       --------------   --------------   ------------  --------------   ------------


                                          TELECOM-
                                         MUNICATIONS
                                            FUND
                                       ---------------
Assets:
  Investments in securities: (Note 1)
    At identified cost...............  $ 1,313,334,927
                                       ---------------
                                       ---------------
    At value.........................  $ 1,639,286,904
    Repurchase Agreement, at value
     and cost (Note 1)...............       45,388,021
  U.S. currency......................        1,822,076
  Foreign currencies (cost $249,434,
   $290,416, $32,405,
   $252,788, $2,016,446, and
   $938,200, respectively)...........          944,514
  Dividends and dividend withholding
   tax reclaims receivable...........          403,424
  Interest receivable................          639,026
  Receivable for forward foreign
   currency contracts -- closed, net
   (Note 1)..........................               --
  Receivable for Fund shares sold....       15,407,247
  Receivable for open forward foreign
   currency contracts (Note 1).......               --
  Receivable for securities sold.....       28,894,370
  Unamortized organizational costs
   (Note 1)..........................               --
  Miscellaneous receivable...........           76,388
                                       ---------------
    Total assets.....................    1,732,861,970
                                       ---------------
Liabilities:
  Payable for custodian fees.........           84,942
  Payable for Directors' and
   Trustees' fees and expenses
   (Note 2)..........................           19,588
  Payable for forward foreign
   currency contracts -- closed, net
   (Note 1)..........................          518,821
  Payable for fund accounting fees
   (Note 2)..........................           42,359
  Payable for Fund shares
   repurchased.......................        3,902,530
  Payable for investment management
   and administration fees (Note
   2)................................        1,545,877
  Payable for loan outstanding (Note
   1)................................               --
  Payable for open forward foreign
   currency contracts, net (Note
   1)................................        2,717,925
  Payable for printing and postage
   expenses..........................          143,320
  Payable for professional fees......           42,564
  Payable for registration and filing
   fees..............................           21,199
  Payable for securities purchased...          824,693
  Payable for service and
   distribution expenses (Note 2)....        1,246,800
  Payable for transfer agent fees
   (Note 2)..........................          578,391
  Other accrued expenses.............           53,902
                                       ---------------
    Total liabilities................       11,742,911
  Minority interest (Notes 1 & 2)....               --
                                       ---------------
Net assets...........................  $ 1,721,119,059
                                       ---------------
                                       ---------------

    The accompanying notes are an integral part of the financial statements.

                                      F27

                             GT GLOBAL THEME FUNDS

                              STATEMENT OF ASSETS
                            AND LIABILITIES  (cont'd)
                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         GT GLOBAL
                                       -----------------------------------------------------------------------------
                                          CONSUMER                                                        NATURAL
                                        PRODUCTS AND      FINANCIAL                    INFRASTRUCTURE    RESOURCES
                                       SERVICES FUND-   SERVICES FUND-      HEALTH         FUND-           FUND-
                                        CONSOLIDATED     CONSOLIDATED        CARE       CONSOLIDATED    CONSOLIDATED
                                          (NOTE 1)         (NOTE 1)          FUND         (NOTE 1)        (NOTE 1)
                                       --------------   --------------   ------------  --------------   ------------
Class A:
  Net assets.........................   $ 62,637,424     $29,639,233     $472,082,753   $38,281,107     $ 69,975,533
                                       --------------   --------------   ------------  --------------   ------------
                                       --------------   --------------   ------------  --------------   ------------
  Shares outstanding.................      2,823,290       1,720,718       16,869,933     2,550,862        3,388,224
  Net asset value and redemption
   price per share...................   $      22.19     $     17.22     $      27.98   $     15.01     $      20.65
                                       --------------   --------------   ------------  --------------   ------------
                                       --------------   --------------   ------------  --------------   ------------
  Maximum offering price per share
   (100/95.25 of Class A net asset
   value) *..........................   $      23.30     $     18.08     $      29.38   $     15.76     $      21.68
                                       --------------   --------------   ------------  --------------   ------------
                                       --------------   --------------   ------------  --------------   ------------
Class B:+
  Net assets.........................   $ 93,978,324     $47,584,875     $147,440,444   $57,199,440     $ 86,812,455
                                       --------------   --------------   ------------  --------------   ------------
                                       --------------   --------------   ------------  --------------   ------------
  Shares outstanding.................      4,298,574       2,803,980        5,406,267     3,878,968        4,262,012
  Net asset value and offering price
   per share.........................   $      21.86     $     16.97     $      27.27   $     14.75     $      20.37
                                       --------------   --------------   ------------  --------------   ------------
                                       --------------   --------------   ------------  --------------   ------------
Advisor Class:
  Net assets.........................   $  6,046,565     $ 3,737,526     $  6,818,920   $ 2,538,512     $ 14,885,585
                                       --------------   --------------   ------------  --------------   ------------
                                       --------------   --------------   ------------  --------------   ------------
  Shares outstanding.................        268,724         214,778          240,609       166,702          715,607
  Net asset value, offering price per
   share, and redemption price per
   share.............................   $      22.50     $     17.40     $      28.34   $     15.23     $      20.80
                                       --------------   --------------   ------------  --------------   ------------
                                       --------------   --------------   ------------  --------------   ------------
Net assets consist of:
  Paid in capital (Note 4)...........   $139,734,245     $70,584,296     $418,339,020   $78,555,962     $132,802,223
  Undistributed net investment
   income............................             --              --               --            --               --
  Accumulated net realized gain on
   investments and foreign currency
   transactions......................     14,374,566       2,469,935      144,809,745       733,004        4,606,185
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies........................          5,059          65,905         (257,012)      (44,701)        (108,904)
  Net unrealized appreciation of
   investments.......................      8,548,443       7,841,498       63,450,364    18,774,794       34,374,069
                                       --------------   --------------   ------------  --------------   ------------
Total -- representing net assets
 applicable to capital shares
 outstanding.........................   $162,662,313     $80,961,634     $626,342,117   $98,019,059     $171,673,573
                                       --------------   --------------   ------------  --------------   ------------
                                       --------------   --------------   ------------  --------------   ------------


                                          TELECOM-
                                         MUNICATIONS
                                            FUND
                                       ---------------
Class A:
  Net assets.........................  $   910,801,431
                                       ---------------
                                       ---------------
  Shares outstanding.................       50,482,268
  Net asset value and redemption
   price per share...................  $         18.04
                                       ---------------
                                       ---------------
  Maximum offering price per share
   (100/95.25 of Class A net asset
   value) *..........................  $         18.94
                                       ---------------
                                       ---------------
Class B:+
  Net assets.........................  $   805,535,052
                                       ---------------
                                       ---------------
  Shares outstanding.................       45,831,329
  Net asset value and offering price
   per share.........................  $         17.58
                                       ---------------
                                       ---------------
Advisor Class:
  Net assets.........................  $     4,782,576
                                       ---------------
                                       ---------------
  Shares outstanding.................          261,622
  Net asset value, offering price per
   share, and redemption price per
   share.............................  $         18.28
                                       ---------------
                                       ---------------
Net assets consist of:
  Paid in capital (Note 4)...........  $ 1,284,396,946
  Undistributed net investment
   income............................            5,534
  Accumulated net realized gain on
   investments and foreign currency
   transactions......................      113,512,388
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies........................       (2,747,786)
  Net unrealized appreciation of
   investments.......................      325,951,977
                                       ---------------
Total -- representing net assets
 applicable to capital shares
 outstanding.........................  $ 1,721,119,059
                                       ---------------
                                       ---------------

----------------
    * On sales of $50,000 or more, the offering price is reduced.
    + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F28

                             GT GLOBAL THEME FUNDS

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1997

--------------------------------------------------------------------------------

                                                                          GT GLOBAL
                                        -----------------------------------------------------------------------------
                                           CONSUMER                                                        NATURAL
                                         PRODUCTS AND      FINANCIAL         HEALTH     INFRASTRUCTURE    RESOURCES
                                        SERVICES FUND-   SERVICES FUND-       CARE          FUND-           FUND-
                                         CONSOLIDATED     CONSOLIDATED        FUND       CONSOLIDATED    CONSOLIDATED
                                        --------------   --------------   ------------  --------------   ------------
Investment income:
  Dividend income (net of foreign
   withholding tax of $116,237,
   $77,681, $47,010, $134,900,
   $37,547, and $1,130,922,
   respectively)......................   $ 1,313,121       $  984,532     $  1,039,797    $1,596,063     $   449,578
  Interest income.....................       547,671          222,469        3,553,024       438,660         389,867
  Other income........................            --               --           10,693            --              --
                                        --------------   --------------   ------------  --------------   ------------
    Total investment income...........     1,860,792        1,207,001        4,603,514     2,034,723         839,445
                                        --------------   --------------   ------------  --------------   ------------
Expenses:
  Investment management and
   administration fees (Note 2).......     1,624,151          466,730        5,820,067     1,038,752       1,317,793
  Amortization of organization costs
   (Note 1)...........................        10,300           12,622               --        10,300          10,300
  Custodian fees (Note 1).............        37,548           43,877           41,984        32,117          46,437
  Directors' and Trustees' fees and
   expenses (Note 2)..................        10,068           15,695           13,505        16,060          16,464
  Fund accounting fees (Note 2).......        43,330           12,292          153,780        27,303          34,698
  Professional fees...................        62,925           77,090           73,277        74,770          86,956
  Printing and postage expenses.......        53,290           27,560          239,520        49,065          54,239
  Registration and filing fees........        75,895           50,741           80,092        54,967          80,810
  Service and distribution expenses:
   (Note 2)
    Class A...........................       351,953           97,454        2,327,631       218,486         291,788
    Class B...........................       941,035          280,650        1,316,284       621,768         733,200
  Transfer agent fees (Note 2)........       547,348          177,473        1,346,860       364,416         478,946
  Other expenses......................        10,567            7,531           34,305        17,058          81,546
                                        --------------   --------------   ------------  --------------   ------------
    Total expenses before
     reductions.......................     3,768,410        1,269,715       11,447,305     2,525,062       3,233,177
                                        --------------   --------------   ------------  --------------   ------------
    Expense reductions (Notes 1 &
     5)...............................      (244,767)         (31,702)        (178,043)      (84,870)       (138,074)
                                        --------------   --------------   ------------  --------------   ------------
  Total net expenses..................     3,523,643        1,238,013       11,269,262     2,440,192       3,095,103
                                        --------------   --------------   ------------  --------------   ------------
Net investment loss...................    (1,662,851)         (31,012)      (6,665,748)     (405,469)     (2,255,658)
                                        --------------   --------------   ------------  --------------   ------------
Net realized and unrealized gain on
  investments and foreign currencies:
  (Note 1)
  Net realized gain on investments....    16,725,116        2,648,364      153,144,761       380,153       7,635,020
  Net realized gain (loss) on foreign
   currency transactions..............      (557,667)         (19,802)         454,546       398,459         (94,442)
                                        --------------   --------------   ------------  --------------   ------------
    Net realized gain during the
     year.............................    16,167,449        2,628,562      153,599,307       778,612       7,540,578
                                        --------------   --------------   ------------  --------------   ------------
  Net change in unrealized
   appreciation (depreciation) on
   translation of assets and
   liabilities in foreign
   currencies.........................         5,172           58,275         (569,426)     (116,926)       (125,779)
  Net change in unrealized
   appreciation (depreciation) of
   investments........................      (714,518)       6,449,986        1,308,779     8,647,635      18,607,939
                                        --------------   --------------   ------------  --------------   ------------
    Net unrealized appreciation
     (depreciation) during the period
     .................................      (709,346)       6,508,261          739,353     8,530,709      18,482,160
                                        --------------   --------------   ------------  --------------   ------------
Net realized and unrealized gain on
 investments and foreign currencies...    15,458,103        9,136,823      154,338,660     9,309,321      26,022,738
                                        --------------   --------------   ------------  --------------   ------------
Net increase in net assets resulting
 from operations......................   $13,795,252       $9,105,811     $147,672,912    $8,903,852     $23,767,080
                                        --------------   --------------   ------------  --------------   ------------
                                        --------------   --------------   ------------  --------------   ------------


                                          TELECOM-
                                         MUNICATIONS
                                            FUND
                                        -------------
Investment income:
  Dividend income (net of foreign
   withholding tax of $116,237,
   $77,681, $47,010, $134,900,
   $37,547, and $1,130,922,
   respectively)......................  $  12,312,099
  Interest income.....................      2,451,921
  Other income........................        100,726
                                        -------------
    Total investment income...........     14,864,746
                                        -------------
Expenses:
  Investment management and
   administration fees (Note 2).......     17,999,111
  Amortization of organization costs
   (Note 1)...........................             --
  Custodian fees (Note 1).............        744,400
  Directors' and Trustees' fees and
   expenses (Note 2)..................         27,375
  Fund accounting fees (Note 2).......        493,322
  Professional fees...................         89,205
  Printing and postage expenses.......        421,575
  Registration and filing fees........        110,230
  Service and distribution expenses:
   (Note 2)
    Class A...........................      5,105,842
    Class B...........................      8,933,516
  Transfer agent fees (Note 2)........      5,229,276
  Other expenses......................        619,413
                                        -------------
    Total expenses before
     reductions.......................     39,773,265
                                        -------------
    Expense reductions (Notes 1 &
     5)...............................     (1,051,898)
                                        -------------
  Total net expenses..................     38,721,367
                                        -------------
Net investment loss...................    (23,856,621)
                                        -------------
Net realized and unrealized gain on
  investments and foreign currencies:
  (Note 1)
  Net realized gain on investments....    101,709,075
  Net realized gain (loss) on foreign
   currency transactions..............     18,717,671
                                        -------------
    Net realized gain during the
     year.............................    120,426,746
                                        -------------
  Net change in unrealized
   appreciation (depreciation) on
   translation of assets and
   liabilities in foreign
   currencies.........................     (7,132,389)
  Net change in unrealized
   appreciation (depreciation) of
   investments........................    217,773,979
                                        -------------
    Net unrealized appreciation
     (depreciation) during the period
     .................................    210,641,590
                                        -------------
Net realized and unrealized gain on
 investments and foreign currencies...    331,068,336
                                        -------------
Net increase in net assets resulting
 from operations......................  $ 307,211,715
                                        -------------
                                        -------------

    The accompanying notes are an integral part of the financial statements.

                                      F29

                             GT GLOBAL THEME FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                  GT GLOBAL
                                -----------------------------------------------------------------------------
                                 CONSUMER PRODUCTS AND      FINANCIAL SERVICES
                                        SERVICES             FUND-CONSOLIDATED            HEALTH CARE
                                   FUND-CONSOLIDATED      -----------------------             FUND
                                ------------------------               YEAR ENDED  --------------------------
                                YEAR ENDED   YEAR ENDED   YEAR ENDED    OCTOBER     YEAR ENDED    YEAR ENDED
                                OCTOBER 31,  OCTOBER 31,  OCTOBER 31,     31,      OCTOBER 31,   OCTOBER 31,
                                   1997         1996         1997         1996         1997          1996
                                -----------  -----------  -----------  ----------  ------------  ------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $(1,662,851) $  (806,945) $   (31,012) $   18,823  $ (6,665,748) $ (4,508,835)
  Net realized gain on
   investments and foreign
   currency transactions......   16,167,449    8,472,742    2,628,562   1,764,380   153,599,307   176,889,538
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................        5,172       (7,034)      58,275      (6,352)     (569,426)     (547,070)
  Net change in unrealized
   appreciation (depreciation)
   of investments.............     (714,518)   8,880,649    6,449,986     615,083     1,308,779   (53,392,951)
                                -----------  -----------  -----------  ----------  ------------  ------------
    Net increase in net assets
     resulting from
     operations...............   13,795,252   16,539,412    9,105,811   2,391,934   147,672,912   118,440,682
                                -----------  -----------  -----------  ----------  ------------  ------------
Class A:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................           --           --           --     (56,390)           --            --
  From net realized gain on
   investments................   (3,424,902)    (217,050)    (580,522)     (8,739)  (34,613,411)  (54,405,334)
Class B:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................           --           --           --     (37,999)           --            --
  From net realized gain on
   investments................   (4,055,905)    (180,431)    (823,692)     (7,991)   (8,701,491)   (9,956,648)
Advisor Class:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................           --           --           --        (377)           --            --
  From net realized gain on
   investments................     (308,573)      (5,969)      (5,018)        (43)      (57,488)      (69,184)
                                -----------  -----------  -----------  ----------  ------------  ------------
    Total distributions.......   (7,789,380)    (403,450)  (1,409,232)   (111,539)  (43,372,390)  (64,431,166)
                                -----------  -----------  -----------  ----------  ------------  ------------
Capital share transactions:
(Note 4)
  Increase from capital shares
   sold and reinvested........  136,239,369  241,650,741  130,520,030  19,900,814  1,007,452,632 2,138,295,778
  Decrease from capital shares
   repurchased................  (151,833,735) (92,740,871) (74,514,633) (15,187,336) (1,062,045,275) (2,113,330,083)
                                -----------  -----------  -----------  ----------  ------------  ------------
    Net increase (decrease)
     from capital share
     transactions.............  (15,594,366) 148,909,870   56,005,397   4,713,478   (54,592,643)   24,965,695
                                -----------  -----------  -----------  ----------  ------------  ------------
Total increase (decrease) in
 net assets...................   (9,588,494) 165,045,832   63,701,976   6,993,873    49,707,879    78,975,211
Net assets:
  Beginning of year...........  172,250,807    7,204,975   17,259,658  10,265,785   576,634,238   497,659,027
                                -----------  -----------  -----------  ----------  ------------  ------------
  End of year *...............  $162,662,313 $172,250,807 $80,961,634  $17,259,658 $626,342,117  $576,634,238
                                -----------  -----------  -----------  ----------  ------------  ------------
                                -----------  -----------  -----------  ----------  ------------  ------------
 * Includes accumulated net
   investment income/(loss)...  $        --  $        --  $        --  $       --  $         --  $         --
                                -----------  -----------  -----------  ----------  ------------  ------------
                                -----------  -----------  -----------  ----------  ------------  ------------

    The accompanying notes are an integral part of the financial statements.

                                      F30

                             GT GLOBAL THEME FUNDS

                                                                 GT GLOBAL
                                ----------------------------------------------------------------------------
                                    INFRASTRUCTURE
                                  FUND-CONSOLIDATED        NATURAL RESOURCES          TELECOMMUNICATIONS
                                ----------------------     FUND-CONSOLIDATED                 FUND
                                YEAR ENDED  YEAR ENDED  ------------------------  --------------------------
                                 OCTOBER     OCTOBER    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                   31,         31,      OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
                                   1997        1996        1997         1996          1997          1996
                                ----------  ----------  -----------  -----------  ------------  ------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $ (405,469) $ (421,987) $(2,255,658) $(1,055,526) $(23,856,621) $(26,498,477)
  Net realized gain on
   investments and foreign
   currency transactions......     778,612   5,308,138    7,540,578    7,316,705   120,426,746   230,489,793
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................    (116,926)    (86,155)    (125,779)      65,378    (7,132,389)  (21,852,465)
  Net change in unrealized
   appreciation (depreciation)
   of investments.............   8,647,635   9,582,726   18,607,939   14,910,009   217,773,979    (5,766,662)
                                ----------  ----------  -----------  -----------  ------------  ------------
    Net increase in net assets
     resulting from
     operations...............   8,903,852  14,382,722   23,767,080   21,236,566   307,211,715   176,372,189
                                ----------  ----------  -----------  -----------  ------------  ------------
Class A:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................          --          --           --      (46,497)           --            --
  From net realized gain on
   investments................  (1,943,050)         --   (1,915,988)      (9,643)  (95,676,425)  (64,901,484)
Class B:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................          --          --           --           --            --            --
  From net realized gain on
   investments................  (2,733,339)         --   (2,369,395)     (10,136)  (83,596,023)  (54,643,650)
Advisor Class:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................          --          --           --         (853)           --            --
  From net realized gain on
   investments................     (17,129)         --     (134,145)         (69)     (176,806)      (33,321)
                                ----------  ----------  -----------  -----------  ------------  ------------
    Total distributions.......  (4,693,518)         --   (4,419,528)     (67,198) (179,449,254) (119,578,455)
                                ----------  ----------  -----------  -----------  ------------  ------------
Capital share transactions:
(Note 4)
  Increase from capital shares
   sold and reinvested........  44,324,471  42,853,853  377,334,346  219,606,793  1,783,734,946 3,156,330,159
  Decrease from capital shares
   repurchased................  (42,934,337) (51,456,466) (336,987,548) (155,468,156) (2,403,405,013) (3,466,020,319)
                                ----------  ----------  -----------  -----------  ------------  ------------
    Net increase (decrease)
     from capital share
     transactions.............   1,390,134  (8,602,613)  40,346,798   64,138,637  (619,670,067) (309,690,160)
                                ----------  ----------  -----------  -----------  ------------  ------------
Total increase (decrease) in
 net assets...................   5,600,468   5,780,109   59,694,350   85,308,005  (491,907,606) (252,896,426)
Net assets:
  Beginning of year...........  92,418,591  86,638,482  111,979,223   26,671,218  2,213,026,665 2,465,923,091
                                ----------  ----------  -----------  -----------  ------------  ------------
  End of year *...............  $98,019,059 $92,418,591 $171,673,573 $111,979,223 $1,721,119,059 $2,213,026,665
                                ----------  ----------  -----------  -----------  ------------  ------------
                                ----------  ----------  -----------  -----------  ------------  ------------
 * Includes accumulated net
   investment income/(loss)...  $       --  $       --  $        --  $        --  $      5,534  $      5,534
                                ----------  ----------  -----------  -----------  ------------  ------------
                                ----------  ----------  -----------  -----------  ------------  ------------

    The accompanying notes are an integral part of the financial statements.

                                      F31

                             GT GLOBAL THEME FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.
                                             CONSUMER PRODUCTS AND SERVICES FUND
                                          ------------------------------------------
                                                           CLASS A
                                          ------------------------------------------
                                                                  DECEMBER 30, 1994
                                          YEAR ENDED OCTOBER 31,   (COMMENCEMENT OF
                                                                    OPERATIONS) TO
                                          ----------------------     OCTOBER 31,
                                           1997 (D)    1996 (D)        1995 (D)
                                          ----------  ----------  ------------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   20.98   $   14.59       $   11.43
                                          ----------  ----------       --------
Income from investment operations:
  Net investment income (loss)..........      (0.15)      (0.22)           0.02*
  Net realized and unrealized gain on
   investments..........................       2.27        7.13            3.14
                                          ----------  ----------       --------
    Net increase from investment
     operations.........................       2.12        6.91            3.16
                                          ----------  ----------       --------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.91)      (0.52)             --
                                          ----------  ----------       --------
    Total distributions.................      (0.91)      (0.52)             --
                                          ----------  ----------       --------
Net asset value, end of period..........  $   22.19   $   20.98       $   14.59
                                          ----------  ----------       --------
                                          ----------  ----------       --------

Total investment return (c).............      10.55%      48.82%          27.65 % (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  62,637   $  76,900       $   4,082
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      (0.72)%     (1.14)%          0.20 % (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      (0.87)%     (1.24)%        (11.11)% (a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......       1.84%       2.24%           2.32 % (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       1.99%       2.34%          13.63 % (a)
Portfolio turnover rate++...............        392%        169%            240 % (a)
Average commission rate per share paid
 on portfolio transactions++............  $  0.0319   $  0.0545             N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., net investment income per share would have been reduced by $1.12, $1.04 and $0.61 for Class A, Class B and Advisor Class, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F32

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                 CONSUMER PRODUCTS AND SERVICES FUND
                                          ---------------------------------------------------------------------------------
                                                           CLASS B
                                          ------------------------------------------             ADVISOR CLASS+
                                                                                      -------------------------------------
                                                                  DECEMBER 30, 1994
                                          YEAR ENDED OCTOBER 31,   (COMMENCEMENT OF   YEAR ENDED OCTOBER 31,  JUNE 1, 1995
                                                                    OPERATIONS) TO                                 TO
                                          ----------------------     OCTOBER 31,      ----------------------   OCTOBER 31,
                                           1997 (D)    1996 (D)        1995 (D)        1997 (D)    1996 (D)     1995 (D)
                                          ----------  ----------  ------------------  ----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   20.79   $   14.53       $   11.43       $   21.15   $   14.64     $   11.84
                                          ----------  ----------       --------       ----------  ----------  -------------
Income from investment operations:
  Net investment income (loss)..........      (0.24)      (0.31)          (0.04) *        (0.04)      (0.13)         0.04*
  Net realized and unrealized gain on
   investments..........................       2.22        7.09            3.14            2.30        7.16          2.76
                                          ----------  ----------       --------       ----------  ----------  -------------
    Net increase from investment
     operations.........................       1.98        6.78            3.10            2.26        7.03          2.80
                                          ----------  ----------       --------       ----------  ----------  -------------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.91)      (0.52)             --           (0.91)      (0.52)           --
                                          ----------  ----------       --------       ----------  ----------  -------------
    Total distributions.................      (0.91)      (0.52)             --           (0.91)      (0.52)           --
                                          ----------  ----------       --------       ----------  ----------  -------------
Net asset value, end of period..........  $   21.86   $   20.79       $   14.53       $   22.50   $   21.15     $   14.64
                                          ----------  ----------       --------       ----------  ----------  -------------
                                          ----------  ----------       --------       ----------  ----------  -------------

Total investment return (c).............       9.95%      48.11%          27.12 % (b)     11.15%      49.50%        23.65%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  93,978   $  87,904       $   2,959       $   6,047   $   7,446     $     164
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      (1.22)%     (1.64)%         (0.30)% (a)     (0.22)%     (0.64)%        0.70%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      (1.37)%     (1.74)%        (11.61)% (a)     (0.37)%     (0.74)%      (10.61)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......       2.34%       2.74%           2.82 % (a)      1.34%       1.74%         1.82%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       2.49%       2.84%          14.13 % (a)      1.49%       1.84%        13.13%(a)
Portfolio turnover rate++...............        392%        169%            240 % (a)       392%        169%          240%(a)
Average commission rate per share paid
 on portfolio transactions++............  $  0.0319   $  0.0545             N/A       $  0.0319   $  0.0545           N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., net investment income per share would have been reduced by $1.12, $1.04 and $0.61 for Class A, Class B and Advisor Class, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F33

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.
                                                          FINANCIAL SERVICES FUND
                                          -------------------------------------------------------
                                                                  CLASS A
                                          -------------------------------------------------------
                                                                                  MAY 31, 1994
                                                YEAR ENDED OCTOBER 31,          (COMMENCEMENT OF
                                          -----------------------------------    OPERATIONS) TO
                                           1997 (D)    1996 (D)    1995 (D)     OCTOBER 31, 1994
                                          ----------  ----------  -----------  ------------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.20   $   11.92    $   11.62       $   11.43
                                          ----------  ----------  -----------       --------
Income from investment operations:
  Net investment income (loss)..........       0.04        0.05*        0.17* *          0.02* * *
  Net realized and unrealized gain on
   investments..........................       3.97        2.36         0.13            0.17
                                          ----------  ----------  -----------       --------
    Net increase from investment
     operations.........................       4.01        2.41         0.30            0.19
                                          ----------  ----------  -----------       --------
Distributions to shareholders:
  From net investment income............         --       (0.12)          --              --
  From net realized gain on
   investments..........................      (0.99)      (0.01)          --              --
                                          ----------  ----------  -----------       --------
    Total distributions.................      (0.99)      (0.13)          --              --
                                          ----------  ----------  -----------       --------
Net asset value, end of period..........  $   17.22   $   14.20    $   11.92       $   11.62
                                          ----------  ----------  -----------       --------
                                          ----------  ----------  -----------       --------

Total investment return (c).............      29.91%      20.21%        2.58%           1.66 % (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  29,639   $   7,302    $   5,687       $   3,175
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......       0.23%       0.41%        1.46%           0.66 % (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       0.16%      (0.66)%      (5.34)%         (7.26)% (a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......       2.29%       2.32%        2.34%           2.40 % (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       2.36%       3.39%        9.14%          10.32 % (a)
Portfolio turnover rate++...............         91%        103%         170%             53 % (a)
Average commission rate per share paid
 on portfolio transactions++............  $  0.0014   $  0.0080          N/A             N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.13 for each of the three classes.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.59, $0.59 and $0.30 for Class A, Class B and Advisor Class, respectively.
 * * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.23 for Class
     A and Class B.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F34

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                      FINANCIAL SERVICES FUND
                                          -------------------------------------------------------------------------------
                                                                                                       ADVISOR CLASS+
                                                                  CLASS B                          ----------------------
                                          -------------------------------------------------------
                                                                                  MAY 31, 1994     YEAR ENDED OCTOBER 31,
                                                YEAR ENDED OCTOBER 31,          (COMMENCEMENT OF
                                          -----------------------------------    OPERATIONS) TO    ----------------------
                                           1997 (D)    1996 (D)    1995 (D)     OCTOBER 31, 1994    1997 (D)    1996 (D)
                                          ----------  ----------  -----------  ------------------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.06   $   11.83    $   11.60       $   11.43       $   14.26   $   11.95
                                          ----------  ----------  -----------       --------       ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.04)      (0.01) *       0.11* *          0.00 * *      0.12        0.12*
  Net realized and unrealized gain on
   investments..........................       3.94        2.34         0.12            0.17            4.01        2.36
                                          ----------  ----------  -----------       --------       ----------  ----------
    Net increase from investment
     operations.........................       3.90        2.33         0.23            0.17            4.13        2.48
                                          ----------  ----------  -----------       --------       ----------  ----------
Distributions to shareholders:
  From net investment income............         --       (0.09)          --              --              --       (0.16)
  From net realized gain on
   investments..........................      (0.99)      (0.01)          --              --           (0.99)      (0.01)
                                          ----------  ----------  -----------       --------       ----------  ----------
    Total distributions.................      (0.99)      (0.10)          --              --           (0.99)      (0.17)
                                          ----------  ----------  -----------       --------       ----------  ----------
Net asset value, end of period..........  $   16.97   $   14.06    $   11.83       $   11.60       $   17.40   $   14.26
                                          ----------  ----------  -----------       --------       ----------  ----------
                                          ----------  ----------  -----------       --------       ----------  ----------

Total investment return (c).............      29.13%      19.81%        1.98%           1.49 % (b)     30.52%      20.87%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  47,585   $   9,886    $   4,548       $   2,235       $   3,738   $      72
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      (0.27)%     (0.09)%       0.96%           0.16 % (a)      0.73%       0.91%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      (0.34)%     (1.16)%      (5.84)%         (7.76)% (a)      0.66%(a)     (0.16)%
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......       2.79%       2.82%        2.84%           2.90 % (a)      1.79%       1.82%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       2.86%       3.89%        9.64%          10.82 % (a)      1.86%       2.89%
Portfolio turnover rate++...............         91%        103%         170%             53 % (a)        91%        103%
Average commission rate per share paid
 on portfolio transactions++............  $  0.0014   $  0.0080          N/A             N/A       $  0.0014   $  0.0080


                                          JUNE 1, 1995
                                               TO
                                           OCTOBER 31,
                                            1995 (D)
                                          -------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   11.09
                                          -------------
Income from investment operations:
  Net investment income (loss)..........         0.09* *
  Net realized and unrealized gain on
   investments..........................         0.77
                                          -------------
    Net increase from investment
     operations.........................         0.86
                                          -------------
Distributions to shareholders:
  From net investment income............           --
  From net realized gain on
   investments..........................           --
                                          -------------
    Total distributions.................           --
                                          -------------
Net asset value, end of period..........    $   11.95
                                          -------------
                                          -------------
Total investment return (c).............         7.75%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $      31
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         1.96%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        (4.84)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         1.84%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         8.64%(a)
Portfolio turnover rate++...............          170%
Average commission rate per share paid
 on portfolio transactions++............          N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.13 for each of the three classes.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.59, $0.59 and $0.30 for Class A, Class B and Advisor Class, respectively.
 * * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.23 for Class
     A and Class B.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F35

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                               HEALTH CARE FUND
                                          ----------------------------------------------------------
                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)      1995      1994 (D)    1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   23.60   $   21.84   $   19.60   $   17.86   $   17.44
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment loss...................      (0.25)      (0.17)      (0.15)      (0.22)      (0.15)
  Net realized and unrealized gain on
   investments..........................       6.48        4.79        3.73        2.02        0.57
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       6.23        4.62        3.58        1.80        0.42
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (1.85)      (2.86)      (1.34)         --          --
  In excess of net realized gain on
   investments..........................         --          --          --       (0.06)         --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (1.85)      (2.86)      (1.34)      (0.06)         --
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   27.98   $   23.60   $   21.84   $   19.60   $   17.86
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      28.36%      23.14%      19.79%      10.11%        2.4%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 472,083   $ 467,861   $ 426,380   $ 438,940   $ 461,113
Ratio of net investment loss to average
 net assets:
  With expense reductions (Notes 1 &
   5)...................................      (1.00)%     (0.71)%     (0.72)%     (1.23)%      (0.9)%
  Without expense reductions............      (1.03)%     (0.75)%     (0.78)%       N/A         N/A
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.77%       1.80%       1.85%       1.98%        2.0%
  Without expense reductions............       1.80%       1.84%       1.91%        N/A         N/A
Portfolio turnover rate++++.............        149%        157%         99%         64%         61%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0490   $  0.0548         N/A         N/A         N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F36

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                            HEALTH CARE FUND
                                          -------------------------------------------------------------------------------------
                                                                                                            ADVISOR CLASS+++
                                                                    CLASS B++                            ----------------------
                                          -------------------------------------------------------------
                                                                                          APRIL 1, 1993  YEAR ENDED OCTOBER 31,
                                                      YEAR ENDED OCTOBER 31,                   TO
                                          ----------------------------------------------   OCTOBER 31,   ----------------------
                                           1997 (D)    1996 (D)      1995      1994 (D)     1993 (D)      1997 (D)    1996 (D)
                                          ----------  ----------  ----------  ----------  -------------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   23.15   $   21.56   $   19.46   $   17.80     $   15.59    $   23.77   $   21.88
                                          ----------  ----------  ----------  ----------  -------------  ----------  ----------
Income from investment operations:
  Net investment loss...................      (0.37)      (0.27)      (0.25)      (0.32)        (0.14)       (0.12)      (0.05)
  Net realized and unrealized gain on
   investments..........................       6.34        4.72        3.69        2.02          2.35         6.54        4.80
                                          ----------  ----------  ----------  ----------  -------------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       5.97        4.45        3.44        1.70          2.21         6.42        4.75
                                          ----------  ----------  ----------  ----------  -------------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (1.85)      (2.86)      (1.34)         --            --        (1.85)      (2.86)
  In excess of net realized gain on
   investments..........................         --          --          --       (0.04)           --           --          --
                                          ----------  ----------  ----------  ----------  -------------  ----------  ----------
    Total distributions.................      (1.85)      (2.86)      (1.34)      (0.04)           --        (1.85)      (2.86)
                                          ----------  ----------  ----------  ----------  -------------  ----------  ----------
Net asset value, end of period..........  $   27.27   $   23.15   $   21.56   $   19.46     $   17.80    $   28.34   $   23.77
                                          ----------  ----------  ----------  ----------  -------------  ----------  ----------
                                          ----------  ----------  ----------  ----------  -------------  ----------  ----------

Total investment return (c).............      27.75%      22.59%      19.17%       9.55%         14.2%(b)     29.00%     23.82%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 147,440   $ 107,622   $  70,740   $  39,100     $   8,604    $   6,819   $   1,152
Ratio of net investment loss to average
 net assets:
  With expense reductions (Notes 1 &
   5)...................................      (1.50)%     (1.21)%     (1.22)%     (1.73)%        (1.4)%(a)     (0.50)%     (0.21)%
  Without expense reductions............      (1.53)%     (1.25)%     (1.28)%       N/A           N/A        (0.53)%     (0.25)%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.27%       2.30%       2.35%       2.48%         2.50%(a)      1.27%      1.30%
  Without expense reductions............       2.30%       2.34%       2.41%        N/A           N/A         1.30%       1.34%
Portfolio turnover rate++++.............        149%        157%         99%         64%           61%         149%        157%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0490   $  0.0548         N/A         N/A           N/A    $  0.0490   $  0.0548


                                          JUNE 1, 1995
                                               TO
                                           OCTOBER 31,
                                              1995
                                          -------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   18.66
                                          -------------
Income from investment operations:
  Net investment loss...................        (0.02)
  Net realized and unrealized gain on
   investments..........................         3.24
                                          -------------
    Net increase (decrease) from
     investment operations..............         3.22
                                          -------------
Distributions to shareholders:
  From net realized gain on
   investments..........................           --
  In excess of net realized gain on
   investments..........................           --
                                          -------------
    Total distributions.................           --
                                          -------------
Net asset value, end of period..........    $   21.88
                                          -------------
                                          -------------
Total investment return (c).............        17.10%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $     539
Ratio of net investment loss to average
 net assets:
  With expense reductions (Notes 1 &
   5)...................................        (0.22)%(a)
  Without expense reductions............        (0.28)%(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................         1.35%(a)
  Without expense reductions............         1.41%(a)
Portfolio turnover rate++++.............           99%
Average commission rate per share paid
 on portfolio transactions++++..........          N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F37

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.
                                                           INFRASTRUCTURE FUND
                                          -----------------------------------------------------
                                                                 CLASS A
                                          -----------------------------------------------------
                                                                                MAY 31, 1994
                                                YEAR ENDED OCTOBER 31,        (COMMENCEMENT OF
                                          ----------------------------------   OPERATIONS) TO
                                           1997 (D)    1996 (D)      1995     OCTOBER 31, 1994
                                          ----------  ----------  ----------  -----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.42   $   12.11   $   12.47       $   11.43
                                          ----------  ----------  ----------  -----------------
Income from investment operations:
  Net investment income (loss)..........      (0.01)      (0.03)      (0.03) *          0.01* *
  Net realized and unrealized gain
   (loss) on investments................       1.32        2.34       (0.33)           1.03
                                          ----------  ----------  ----------  -----------------
    Net increase (decrease) from
     investment operations..............       1.31        2.31       (0.36)           1.04
                                          ----------  ----------  ----------  -----------------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.72)         --          --              --
                                          ----------  ----------  ----------  -----------------
    Total distributions.................      (0.72)         --          --              --
                                          ----------  ----------  ----------  -----------------
Net asset value, end of period..........  $   15.01   $   14.42   $   12.11       $   12.47
                                          ----------  ----------  ----------  -----------------
                                          ----------  ----------  ----------  -----------------

Total investment return (c).............       9.38%      19.08%      (2.89)%          9.10% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  38,281   $  38,397   $  36,241       $  23,615
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      (0.09)%     (0.19)%     (0.32)%          0.41% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      (0.17)%     (0.30)%     (0.58)%         (0.47)% (a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......       2.00%       2.14%       2.36%           2.40% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       2.08%       2.25%       2.62%           3.28% (a)
Portfolio turnover rate++...............         41%         41%         45%             18%
Average commission rate per share paid
 on portfolio transactions++............  $  0.0046   $  0.0109         N/A             N/A

----------------

 (a) Annualized.
 (b) Not Annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.02 for Advisor Class shares.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02 for Class A and Class B from May 31, 1994 to October 31, 1994.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F38

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                       INFRASTRUCTURE FUND
                                          -----------------------------------------------------------------------------
                                                                                                     ADVISOR CLASS+
                                                                 CLASS B                         ----------------------
                                          -----------------------------------------------------
                                                                                MAY 31, 1994     YEAR ENDED OCTOBER 31,
                                                YEAR ENDED OCTOBER 31,        (COMMENCEMENT OF
                                          ----------------------------------   OPERATIONS) TO    ----------------------
                                           1997 (D)    1996 (D)      1995     OCTOBER 31, 1994    1997 (D)    1996 (D)
                                          ----------  ----------  ----------  -----------------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.24   $   12.03   $   12.45       $   11.43      $   14.52   $   12.14
                                          ----------  ----------  ----------  -----------------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.09)      (0.09)      (0.09) *         (0.01) * *      0.05       0.04
  Net realized and unrealized gain
   (loss) on investments................       1.32        2.30       (0.33)           1.03           1.38        2.34
                                          ----------  ----------  ----------  -----------------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       1.23        2.21       (0.42)           1.02           1.43        2.38
                                          ----------  ----------  ----------  -----------------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.72)         --          --              --          (0.72)         --
                                          ----------  ----------  ----------  -----------------  ----------  ----------
    Total distributions.................      (0.72)         --          --              --          (0.72)         --
                                          ----------  ----------  ----------  -----------------  ----------  ----------
Net asset value, end of period..........  $   14.75   $   14.24   $   12.03       $   12.45      $   15.23   $   14.52
                                          ----------  ----------  ----------  -----------------  ----------  ----------
                                          ----------  ----------  ----------  -----------------  ----------  ----------

Total investment return (c).............       8.83%      18.37%      (3.37)%          8.92% (b)     10.10%      19.60%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  57,199   $  53,678   $  50,181       $  30,954      $   2,539   $     344
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      (0.59)%     (0.69)%     (0.82)%         (0.09)% (a)      0.41%      0.31%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      (0.67)%     (0.80)%     (1.08)%         (0.97)% (a)      0.33%      0.20%
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......       2.50%       2.64%       2.86%           2.90% (a)      1.50%       1.64%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       2.58%       2.75%       3.12%           3.78% (a)      1.58%       1.75%
Portfolio turnover rate++...............         41%         41%         45%             18%            41%         41%
Average commission rate per share paid
 on portfolio transactions++............  $  0.0046   $  0.0109         N/A             N/A      $  0.0046   $  0.0109


                                          JUNE 1, 1995
                                               TO
                                           OCTOBER 31,
                                              1995
                                          -------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   12.00
                                          -------------
Income from investment operations:
  Net investment income (loss)..........         0.02*
  Net realized and unrealized gain
   (loss) on investments................         0.12
                                          -------------
    Net increase (decrease) from
     investment operations..............         0.14
                                          -------------
Distributions to shareholders:
  From net realized gain on
   investments..........................           --
                                          -------------
    Total distributions.................           --
                                          -------------
Net asset value, end of period..........    $   12.14
                                          -------------
                                          -------------
Total investment return (c).............         1.17%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $     216
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         0.18%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        (0.08)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         1.86%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         2.12%(a)
Portfolio turnover rate++...............           45%
Average commission rate per share paid
 on portfolio transactions++............          N/A

----------------

 (a) Annualized.
 (b) Not Annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.02 for Advisor Class shares.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02 for Class A and Class B from May 31, 1994 to October 31, 1994.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F39

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.
                                                         NATURAL RESOURCES FUND
                                          -----------------------------------------------------
                                                                 CLASS A
                                          -----------------------------------------------------
                                                                                MAY 31, 1994
                                                YEAR ENDED OCTOBER 31,        (COMMENCEMENT OF
                                          ----------------------------------   OPERATIONS) TO
                                           1997 (D)    1996 (D)      1995     OCTOBER 31, 1994
                                          ----------  ----------  ----------  -----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   17.43   $   11.44   $   12.41       $   11.43
                                          ----------  ----------  ----------  -----------------
Income from investment operations:
  Net investment income (loss)..........      (0.25)      (0.24)       0.04*           0.06* *
  Net realized and unrealized gain
   (loss) on investments................       4.08        6.28       (0.98)           0.92
                                          ----------  ----------  ----------  -----------------
    Net increase (decrease) from
     investment operations..............       3.83        6.04       (0.94)           0.98
                                          ----------  ----------  ----------  -----------------
Distributions to shareholders:
  From net investment income............         --       (0.04)      (0.03)             --
  From net realized gain on
   investments..........................      (0.61)      (0.01)         --              --
                                          ----------  ----------  ----------  -----------------
    Total distributions.................      (0.61)      (0.05)      (0.03)             --
                                          ----------  ----------  ----------  -----------------
Net asset value, end of period..........  $   20.65   $   17.43   $   11.44       $   12.41
                                          ----------  ----------  ----------  -----------------
                                          ----------  ----------  ----------  -----------------

Total investment return (c).............      22.64%      53.04%      (7.58)%          8.57% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  69,975   $  48,729   $  12,598       $  14,797
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      (1.41)%     (1.55)%      0.41%           2.63% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      (1.51)%     (1.65)%     (0.69)%          0.65% (a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......       2.03%       2.20%       2.37%           2.40% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       2.13%       2.30%       3.47%           4.38% (a)
Portfolio turnover rate++...............        321%         94%         87%            137%
Average commission rate per share paid
 on portfolio transactions++............  $  0.0112   $  0.0243         N/A             N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income (loss) per share would have been reduced (increased) by $0.14, $0.13, and $0.12 for Class A, Class B, and Advisor Class, respectively.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.04 for Class A and Class B.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F40

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     NATURAL RESOURCES FUND
                                          -----------------------------------------------------------------------------
                                                                                                     ADVISOR CLASS+
                                                                 CLASS B                         ----------------------
                                          -----------------------------------------------------
                                                                                MAY 31, 1994     YEAR ENDED OCTOBER 31,
                                                YEAR ENDED OCTOBER 31,        (COMMENCEMENT OF
                                          ----------------------------------   OPERATIONS) TO    ----------------------
                                           1997 (D)    1996 (D)      1995     OCTOBER 31, 1994    1997 (D)    1996 (D)
                                          ----------  ----------  ----------  -----------------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   17.29   $   11.36   $   12.38       $   11.43      $   17.47   $   11.47
                                          ----------  ----------  ----------  -----------------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.33)      (0.31)      (0.02) *          0.03* *      (0.14)      (0.17)
  Net realized and unrealized gain
   (loss) on investments................       4.02        6.25       (0.98)           0.92           4.08        6.28
                                          ----------  ----------  ----------  -----------------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       3.69        5.94       (1.00)           0.95           3.94        6.11
                                          ----------  ----------  ----------  -----------------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --       (0.02)             --             --       (0.10)
  From net realized gain on
   investments..........................      (0.61)      (0.01)         --              --          (0.61)      (0.01)
                                          ----------  ----------  ----------  -----------------  ----------  ----------
    Total distributions.................      (0.61)      (0.01)      (0.02)             --          (0.61)      (0.11)
                                          ----------  ----------  ----------  -----------------  ----------  ----------
Net asset value, end of period..........  $   20.37   $   17.29   $   11.36       $   12.38      $   20.80   $   17.47
                                          ----------  ----------  ----------  -----------------  ----------  ----------
                                          ----------  ----------  ----------  -----------------  ----------  ----------

Total investment return (c).............      21.99%      52.39%      (8.05)%          8.31% (b)     23.23%      53.76%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  86,812   $  57,749   $  13,978       $  13,404      $  14,886   $   5,502
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......      (1.91)%     (2.05)%     (0.09)%          2.13% (a)     (0.91)%     (1.05)%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................      (2.01)%     (2.15)%     (1.19)%          0.15% (a)     (1.01)%     (1.15)%
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......       2.53%       2.70%       2.87%           2.90% (a)      1.53%       1.70%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................       2.63%       2.80%       3.97%           4.88% (a)      1.63%       1.80%
Portfolio turnover rate++...............        321%         94%         87%            137%           321%         94%
Average commission rate per share paid
 on portfolio transactions++............  $  0.0112   $  0.0243         N/A             N/A      $  0.0112   $  0.0243


                                          JUNE 1, 1995
                                               TO
                                           OCTOBER 31,
                                              1995
                                          -------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   11.45
                                          -------------
Income from investment operations:
  Net investment income (loss)..........         0.11*
  Net realized and unrealized gain
   (loss) on investments................        (0.09)
                                          -------------
    Net increase (decrease) from
     investment operations..............         0.02
                                          -------------
Distributions to shareholders:
  From net investment income............           --
  From net realized gain on
   investments..........................           --
                                          -------------
    Total distributions.................           --
                                          -------------
Net asset value, end of period..........    $   11.47
                                          -------------
                                          -------------
Total investment return (c).............         0.17%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $      95
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         0.91%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        (0.19)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         1.87%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         2.97%(a)
Portfolio turnover rate++...............           87%
Average commission rate per share paid
 on portfolio transactions++............          N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income (loss) per share would have been reduced (increased) by $0.14, $0.13, and $0.12 for Class A, Class B, and Advisor Class, respectively.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.04 for Class A and Class B.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F41

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                           TELECOMMUNICATIONS FUND
                                          ----------------------------------------------------------
                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)      1995      1994 (D)      1993
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   16.69   $   16.42   $   17.80   $   16.92   $   11.16
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.17)      (0.13)      (0.09)      (0.01)       0.08
  Net realized and unrealized gain
   (loss) on investments................       2.93        1.22       (0.43)       1.17        5.83
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       2.76        1.09       (0.52)       1.16        5.91
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --       (0.01)      (0.15)
  From net realized gain on
   investments..........................      (1.41)      (0.82)      (0.86)      (0.27)         --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (1.41)      (0.82)      (0.86)      (0.28)      (0.15)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   18.04   $   16.69   $   16.42   $   17.80   $   16.92
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      17.70%       7.00%      (2.88)%      7.02%      53.60%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 910,801   $1,204,428  $1,353,722  $1,644,402  $1,223,340
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 1 &
   5)...................................      (1.01)%     (0.84)%     (0.49)%     (0.02)%      0.80%
  Without expense reductions............      (1.06)%     (0.89)%     (0.55)%       N/A         N/A
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.79%       1.74%       1.77%       1.80%        2.0%
  Without expense reductions............       1.84%       1.79%       1.83%        N/A         N/A
Portfolio turnover rate++++.............         35%         37%         62%         57%         41%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0085   $  0.0165         N/A         N/A         N/A

----------------

 (a) Annualized.
 (b) Not Annualized.
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
  + All capital shares issued and outstanding March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F42

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                        TELECOMMUNICATIONS FUND
                                          -----------------------------------------------------------------------------------
                                                                   CLASS B++                              ADVISOR CLASS+++
                                          -----------------------------------------------------------  ----------------------
                                                                                           APRIL 1,
                                                                                             1993      YEAR ENDED OCTOBER 31,
                                                      YEAR ENDED OCTOBER 31,                  TO
                                          ----------------------------------------------  OCTOBER 31,  ----------------------
                                           1997 (D)    1996 (D)      1995      1994 (D)      1993       1997 (D)    1996 (D)
                                          ----------  ----------  ----------  ----------  -----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   16.37   $   16.20   $   17.66   $   16.87    $   12.68   $   16.81   $   16.46
                                          ----------  ----------  ----------  ----------  -----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.25)      (0.23)      (0.17)      (0.10)        0.01       (0.09)      (0.05)
  Net realized and unrealized gain
   (loss) on investments................       2.87        1.22       (0.43)       1.17         4.18        2.97        1.22
                                          ----------  ----------  ----------  ----------  -----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       2.62        0.99       (0.60)       1.07         4.19        2.88        1.17
                                          ----------  ----------  ----------  ----------  -----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --       (0.01)          --          --          --
  From net realized gain on
   investments..........................      (1.41)      (0.82)      (0.86)      (0.27)          --       (1.41)      (0.82)
                                          ----------  ----------  ----------  ----------  -----------  ----------  ----------
    Total distributions.................      (1.41)      (0.82)      (0.86)      (0.28)          --       (1.41)      (0.82)
                                          ----------  ----------  ----------  ----------  -----------  ----------  ----------
Net asset value, end of period..........  $   17.58   $   16.37   $   16.20   $   17.66    $   16.87   $   18.28   $   16.81
                                          ----------  ----------  ----------  ----------  -----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  -----------  ----------  ----------

Total investment return (c).............      17.15%       6.46%      (3.37)%      6.50%        33.0%(b)     18.33%      7.49%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 805,535   $1,007,654  $1,111,520  $1,184,081   $ 455,335   $   4,783   $     945
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 1 &
   5)...................................      (1.51)%     (1.34)%     (0.99)%     (0.52)%        0.3%(a)     (0.51)%     (0.34)%
  Without expense reductions............      (1.56)%     (1.39)%     (1.05)%       N/A          N/A       (0.56)%     (0.39)%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.29%       2.24%       2.27%       2.30%         2.5%(a)      1.29%      1.24%
  Without expense reductions............       2.34%       2.29%       2.33%        N/A          N/A        1.34%       1.29%
Portfolio turnover rate++++.............         35%         37%         62%         57%          41%         35%         37%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0085   $  0.0165         N/A         N/A          N/A   $  0.0085   $  0.0165


                                          JUNE 1, 1995
                                               TO
                                           OCTOBER 31,
                                              1995
                                          -------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   15.24
                                          -------------
Income from investment operations:
  Net investment income (loss)..........           --
  Net realized and unrealized gain
   (loss) on investments................         1.22
                                          -------------
    Net increase (decrease) from
     investment operations..............         1.22
                                          -------------
Distributions to shareholders:
  From net investment income............           --
  From net realized gain on
   investments..........................           --
                                          -------------
    Total distributions.................           --
                                          -------------
Net asset value, end of period..........    $   16.46
                                          -------------
                                          -------------
Total investment return (c).............         7.94%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $     681
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 1 &
   5)...................................         0.01%(a)
  Without expense reductions............         0.07%(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................         1.27%(a)
  Without expense reductions............         1.33%(a)
Portfolio turnover rate++++.............           62%
Average commission rate per share paid
 on portfolio transactions++++..........          N/A

----------------

 (a) Annualized.
 (b) Not Annualized.
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon the average shares outstanding during the period.
  + All capital shares issued and outstanding March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F43

                             GT GLOBAL THEME FUNDS

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Health Care Fund, GT Global Infrastructure Fund, GT Global Natural Resources Fund and GT Global Telecommunications Fund ("Funds") are separate series of G.T. Investment Funds, Inc. ("Company"). Collectively, these Funds are known as the "GT Global Theme Funds". The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Infrastructure Fund, and GT Global Natural Resources Fund each invests substantially all of its investable assets in Global Consumer Products and Services Portfolio, Global Financial Services Portfolio, Global Infrastructure Portfolio, and Global Natural Resources Portfolio ("Portfolios"), respectively. Each Portfolio is organized as a subtrust of a New York common law trust ("Trust") and is registered under the 1940 Act as an open-end management investment company.

The Portfolios have investment objectives, policies, and limitations substantially identical to those of their corresponding Funds. Therefore, the financial statements of the aforementioned Funds and their respective Portfolios have been presented on a consolidated basis, and represent all activities of both the respective Funds and Portfolios. Through October 31, 1997, all of the shares of beneficial interest of each Portfolio were owned by either its respective Fund or Chancellor LGT Asset Management, Inc. (the "Manager"), which has a nominal ($100) investment in each Portfolio.

The Funds offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds and Portfolios in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors or the Trusts' Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors or the Trusts' Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of each Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds or Portfolios (the phrase "Fund or Portfolio" hereinafter includes the GT Global Health Care Fund, the GT Global Telecommunications Fund, and the four Portfolios) after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

                                      F44

                             GT GLOBAL THEME FUNDS

A Fund or Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's or Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by a Fund or Portfolio, it is the Fund's or Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund or Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund or Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's or Portfolio's "Statement of Assets and Liabilities". A Fund or Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. A Fund or Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund or Portfolio writes a call or put option, an amount equal to the premium received is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund or Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund or Portfolio can write options only on a covered basis, which, for a call, requires that the Fund or Portfolio hold the underlying security and, for a put, requires the Fund or Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund or Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund or Portfolio for the purchase of a call or put option is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund or Portfolio has purchased expires on the stipulated expiration date, the Fund or Portfolio realizes a loss in the amount of the cost of the option. If the Fund or Portfolio enters into a closing sale transaction, the Fund or Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund or Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund or Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund or Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund or Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund or Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund or Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund or Portfolio as unrealized gains or losses. When the contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference

                                      F45

                             GT GLOBAL THEME FUNDS

between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund or Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund or Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. A Fund or Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund or Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1997, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Funds or
Portfolios:

                                                                               YEAR ENDED
                                                  OCTOBER 31, 1997            OCTOBER 31,
                                          --------------------------------        1997
                                          AGGREGATE VALUE        CASH        --------------
                                              ON LOAN         COLLATERAL     FEES RECEIVED
                                          ---------------   --------------   --------------
Global Consumer Products and Services
 Portfolio..............................   $  4,385,800      $   4,476,600      $121,197
Global Financial Services Portfolio.....      1,715,052          1,813,650        18,080
GT Global Health Care Fund..............     33,287,031         33,773,900        96,689
Global Infrastructure Portfolio.........      3,149,538          3,301,300        84,150
Global Natural Resources Portfolio......     12,448,138         12,910,000        66,945
GT Global Telecommunications Fund.......    132,935,037        137,795,261       888,654

For international securities, cash collateral is received by a Fund or Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by a Fund or Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Fees received from securities loaned were used to reduce the Funds' or Portfolios' custodian and other administrative expenses.

(I) TAXES
It is the intended policy of the Funds and Portfolios to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, unrealized appreciation of securities held, or excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds or Portfolios and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Infrastructure Fund, and GT Global Natural Resources Fund in connection with their organizations, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500, $63,100, $51,500, and $51,500, respectively. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's or Portfolio's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, each Fund or Portfolio may focus its investments in certain related consumer products and services, financial services, health care, infrastructure, natural resources, or telecommunications industries, subjecting the Fund or Portfolio to greater risk than a fund that is more diversified.

(M) INDEXED SECURITIES
A Fund or Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

                                      F46

                             GT GLOBAL THEME FUNDS

(N) RESTRICTED SECURITIES
A Fund or Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's or Portfolio's Portfolio of Investments.

(O) LINE OF CREDIT
Each of the Funds, along with certain other funds ("GT Funds") advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the GT Funds to borrow an aggregate maximum amount of $200,000,000. Each Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1997, GT Global Natural Resources Fund had $4,670,000 in loans outstanding.

For the year ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for GT Global Consumer Products Fund, GT Global Health Care Fund, GT Global Natural Resources Fund and GT Global Telecommunications Fund was $2,217,765, $4,916,667, $4,008,879 and $26,570,611, respectively, with a weighted average interest rate of 6.14%, 6.61%, 6.32% and 6.32%, respectively. Interest expense for the GT Global Consumer Products Fund, GT Global Health Care Fund, GT Global Natural Resources Fund and GT Global Telecommunications Fund for the year ended October 31, 1997 was $6,616, $21,656, $64,318 and $527,303, respectively.
Interest expense is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Funds' and Portfolios' investment manager and administrator. GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Infrastructure Fund, and GT Global Natural Resources Fund each pays the Manager administration fees at the annualized rate of 0.25% of such Fund's average daily net assets. Each of the Portfolios pays investment management and administration fees to the Manager at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. GT Global Health Care Fund and GT Global Telecommunications Fund each pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Funds' distributor. The Funds offer Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Funds' current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1997, GT Global retained the following sales charges: $85,990 for the GT Global Consumer Products and Services Fund, $22,263 for the GT Global Financial Services Fund, $54,971 for the GT Global Health Care Fund, $24,983 for the GT Global Infrastructure Fund, $63,915 for the GT Global Natural Resources Fund, and $131,495 for the GT Global Telecommunications Fund. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Funds' current prospectus. GT Global collected CDSCs for the year ended October 31, 1997, as follows: $5,032 for the GT Global Consumer Products and Services Fund, $0 for the GT Global Financial Services Fund, $15,375 for the GT Global Health Care Fund, $115 for the GT Global Infrastructure Fund, $12,885 for the GT Global Natural Resources Fund, and $11,930 for the GT Global Telecommunications Fund. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Funds' current prospectus. For the year ended October 31, 1997, GT Global collected CDSCs in the amount of: $503,378 for the GT Global Consumer Products and Services Fund, $81,031 for the GT Global Financial Services Fund, $530,383 for the GT Global Health Care Fund, $261,504 for the GT Global Infrastructure Fund, $404,993 for the GT Global Natural Resources Fund, and $7,104,939 for the GT Global Telecommunications Fund. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Funds' Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund reimburses GT Global for a portion of its shareholder servicing and distributions expenses. Under the Class A Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Class B Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets

                                      F47

                             GT GLOBAL THEME FUNDS

of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

Effective November 1, 1997, the Manager and GT Global have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Funds. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Funds and Portfolios. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund or Portfolio's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

The Company pays each Director who is not an employee, officer or director of the Manager, or any other affiliated company $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director. Each Portfolio pays each of its Trustees who is not an employee, officer, or director of the Manager, GT Global or GT Services $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by each Fund or Portfolio for the year ended October 31, 1997:

                       PURCHASES AND SALES OF SECURITIES

PORTFOLIO                                                                                                 PURCHASES
----------------------------------------------------------------------------------------------------  -----------------
Global Consumer Products and Services Portfolio.....................................................  $     612,647,861
Global Financial Services Portfolio.................................................................         92,386,002
GT Global Health Care Fund..........................................................................        787,196,366
Global Infrastructure Portfolio.....................................................................         39,949,012
Global Natural Resources Portfolio..................................................................        443,019,604
GT Global Telecommunications Fund...................................................................        645,313,904

PORTFOLIO                                                                                                    SALES

----------------------------------------------------------------------------------------------------  -------------------

Global Consumer Products and Services Portfolio.....................................................  $       664,389,208

Global Financial Services Portfolio.................................................................           40,245,074

GT Global Health Care Fund..........................................................................          891,939,099

Global Infrastructure Portfolio.....................................................................           39,409,094

Global Natural Resources Portfolio..................................................................          403,198,520

GT Global Telecommunications Fund...................................................................        1,492,219,852


4. CAPITAL SHARES
At October 31, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the GT Global Telecommunications Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F48

                             GT GLOBAL THEME FUNDS

                           CAPITAL SHARE TRANSACTIONS

GT GLOBAL CONSUMER PRODUCTS & SERVICES FUND

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1997            OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................    3,438,964  $  69,880,587    6,142,401  $ 118,779,939
Shares issued in connection with
  reinvestment of distributions.........      143,274      2,884,089       13,656        202,166
                                          -----------  -------------  -----------  -------------
                                            3,582,238     72,764,676    6,156,057    118,982,105
Shares repurchased......................   (4,424,828)   (88,957,730)  (2,769,898)   (54,486,898)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................     (842,590) $ (16,193,054)   3,386,159  $  64,495,207
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

CLASS B
----------------------------------------
Shares sold.............................    2,703,434  $  53,329,784    5,689,956  $ 110,105,123
Shares issued in connection with
  reinvestment of distributions.........      168,859      3,364,713       10,957        161,052
                                          -----------  -------------  -----------  -------------
                                            2,872,293     56,694,497    5,700,913    110,266,175
Shares repurchased......................   (2,802,820)   (55,171,454)  (1,675,446)   (32,960,366)
                                          -----------  -------------  -----------  -------------
Net increase............................       69,473  $   1,523,043    4,025,467  $  77,305,809
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................      287,832  $   6,471,623      589,226  $  12,396,492
Shares issued in connection with
  reinvestment of distributions.........       15,186        308,573          402          5,969
                                          -----------  -------------  -----------  -------------
                                              303,018      6,780,196      589,628     12,402,461
Shares repurchased......................     (386,341)    (7,704,551)    (248,775)    (5,293,607)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................      (83,323) $    (924,355)     340,853  $   7,108,854
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

GT GLOBAL FINANCIAL SERVICES FUND

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1997            OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................    3,783,353  $  60,418,186      900,372  $  11,973,497
Shares issued in connection with
  reinvestment of distributions.........       35,121        488,531        3,997         50,562
                                          -----------  -------------  -----------  -------------
                                            3,818,474     60,906,717      904,369     12,024,059
Shares repurchased......................   (2,611,893)   (41,931,634)    (867,261)   (11,494,650)
                                          -----------  -------------  -----------  -------------
Net increase............................    1,206,581  $  18,975,083       37,108  $     529,409
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

CLASS B
----------------------------------------
Shares sold.............................    4,102,099  $  64,968,183      596,980  $   7,792,181
Shares issued in connection with
  reinvestment of distributions.........       44,922        618,563        2,898         36,456
                                          -----------  -------------  -----------  -------------
                                            4,147,021     65,586,746      599,878      7,828,637
Shares repurchased......................   (2,045,933)   (32,384,709)    (281,339)    (3,677,982)
                                          -----------  -------------  -----------  -------------
Net increase............................    2,101,088  $  33,202,037      318,539  $   4,150,655
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................      220,956  $   4,021,549        3,500  $      47,698
Shares issued in connection with
  reinvestment of distributions.........          359          5,018           35            420
                                          -----------  -------------  -----------  -------------
                                              221,315      4,026,567        3,535         48,118
Shares repurchased......................      (11,568)      (198,290)      (1,103)       (14,704)
                                          -----------  -------------  -----------  -------------
Net increase............................      209,747  $   3,828,277        2,432  $      33,414
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                      F49

                             GT GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1997            OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   31,631,342  $ 772,292,073   84,410,204  $1,903,687,570
Shares issued in connection with
  reinvestment of distributions.........    1,208,813     27,043,227    2,009,491     41,475,881
                                          -----------  -------------  -----------  -------------
                                           32,840,155    799,335,300   86,419,695  1,945,163,451
Shares repurchased......................  (35,792,763)  (876,621,319) (86,124,175) (1,957,478,015)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................   (2,952,608) $ (77,286,019)     295,520  $ (12,314,564)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

CLASS B
----------------------------------------
Shares sold.............................    6,206,431  $ 152,327,079    6,741,207  $ 157,453,975
Shares issued in connection with
  reinvestment of distributions.........      321,688      7,045,104      411,416      8,363,880
                                          -----------  -------------  -----------  -------------
                                            6,528,119    159,372,183    7,152,623    165,817,855
Shares repurchased......................   (5,770,947)  (142,017,878)  (5,784,194)  (129,761,569)
                                          -----------  -------------  -----------  -------------
Net increase............................      757,172  $  17,354,305    1,368,429  $  36,056,286
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................    1,865,809  $  48,687,774    1,142,479  $  27,246,793
Shares issued in connection with
  reinvestment of distributions.........        2,543         57,375        3,280         67,679
                                          -----------  -------------  -----------  -------------
                                            1,868,352     48,745,149    1,145,759     27,314,472
Shares repurchased......................   (1,676,189)   (43,406,078)  (1,121,971)   (26,090,499)
                                          -----------  -------------  -----------  -------------
Net increase............................      192,163  $   5,339,071       23,788  $   1,223,973
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

GT GLOBAL INFRASTRUCTURE FUND

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1997            OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................    1,282,535  $  19,272,428    2,175,475  $  30,275,819
Shares issued in connection with
  reinvestment of distributions.........      123,795      1,776,449           --             --
                                          -----------  -------------  -----------  -------------
                                            1,406,330     21,048,877    2,175,475     30,275,819
Shares repurchased......................   (1,518,962)   (23,157,570)  (2,503,715)   (33,964,432)
                                          -----------  -------------  -----------  -------------
Net decrease............................     (112,632) $  (2,108,693)    (328,240) $  (3,688,613)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

CLASS B
----------------------------------------
Shares sold.............................    1,233,796  $  18,394,879      903,064  $  12,423,925
Shares issued in connection with
  reinvestment of distributions.........      164,966      2,337,575           --             --
                                          -----------  -------------  -----------  -------------
                                            1,398,762     20,732,454      903,064     12,423,925
Shares repurchased......................   (1,288,192)   (19,574,097)  (1,306,101)   (17,421,173)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................      110,570  $   1,158,357     (403,037) $  (4,997,248)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................      154,643  $   2,526,548       11,122  $     154,109
Shares issued in connection with
  reinvestment of distributions.........        1,147         16,592           --             --
                                          -----------  -------------  -----------  -------------
                                              155,790      2,543,140       11,122        154,109
Shares repurchased......................      (12,773)      (202,670)      (5,256)       (70,861)
                                          -----------  -------------  -----------  -------------
Net increase............................      143,017  $   2,340,470        5,866  $      83,248
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                      F50

                             GT GLOBAL THEME FUNDS

GT GLOBAL NATURAL RESOURCES FUND

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1997            OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   14,008,426  $ 250,536,207    9,220,103  $ 142,385,816
Shares issued in connection with
  reinvestment of distributions.........       97,424      1,671,792        3,977         47,892
                                          -----------  -------------  -----------  -------------
                                           14,105,850    252,207,999    9,224,080    142,433,708
Shares repurchased......................  (13,512,928)  (239,425,288)  (7,529,884)  (116,812,100)
                                          -----------  -------------  -----------  -------------
Net increase............................      592,922  $  12,782,711    1,694,196  $  25,621,608
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

CLASS B
----------------------------------------
Shares sold.............................    5,227,207  $  91,103,073    4,288,540  $  66,460,658
Shares issued in connection with
  reinvestment of distributions.........      120,229      2,044,194          709          8,495
                                          -----------  -------------  -----------  -------------
                                            5,347,436     93,147,267    4,289,249     66,469,153
Shares repurchased......................   (4,425,914)   (75,084,090)  (2,178,862)   (33,276,553)
                                          -----------  -------------  -----------  -------------
Net increase............................      921,522  $  18,063,177    2,110,387  $  33,192,600
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................    1,573,656  $  31,848,691      663,037  $  10,703,010
Shares issued in connection with
  reinvestment of distributions.........        7,576        130,389           77            922
                                          -----------  -------------  -----------  -------------
                                            1,581,232     31,979,080      663,114     10,703,932
Shares repurchased......................   (1,180,622)   (22,478,170)    (356,384)    (5,379,503)
                                          -----------  -------------  -----------  -------------
Net increase............................      400,610  $   9,500,910      306,730  $   5,324,429
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

GT GLOBAL TELECOMMUNICATIONS FUND

                                                   YEAR ENDED                     YEAR ENDED
                                                OCTOBER 31, 1997               OCTOBER 31, 1996
                                          -----------------------------  -----------------------------
CLASS A                                      SHARES         AMOUNT          SHARES         AMOUNT
----------------------------------------  ------------  ---------------  ------------  ---------------
Shares sold.............................    86,491,272  $ 1,449,735,933   161,134,594  $ 2,777,197,821
Shares issued in connection with
  reinvestment of distributions.........     4,872,560       77,134,577     3,376,395       52,886,360
                                          ------------  ---------------  ------------  ---------------
                                            91,363,832    1,526,870,510   164,510,989    2,830,084,181
Shares repurchased......................  (113,032,156)  (1,893,258,359) (174,818,005)  (3,017,740,549)
                                          ------------  ---------------  ------------  ---------------
Net decrease............................   (21,668,324) $  (366,387,849)  (10,307,016) $  (187,656,368)
                                          ------------  ---------------  ------------  ---------------
                                          ------------  ---------------  ------------  ---------------

CLASS B
----------------------------------------
Shares sold.............................     9,249,969  $   152,245,081    15,365,874  $   260,167,785
Shares issued in connection with
  reinvestment of distributions.........     4,413,826       68,371,781     2,882,770       44,452,585
                                          ------------  ---------------  ------------  ---------------
                                            13,663,795      220,616,862    18,248,644      304,620,370
Shares repurchased......................   (29,383,147)    (477,593,385)  (25,319,583)    (426,829,324)
                                          ------------  ---------------  ------------  ---------------
Net decrease............................   (15,719,352) $  (256,976,523)   (7,070,939) $  (122,208,954)
                                          ------------  ---------------  ------------  ---------------
                                          ------------  ---------------  ------------  ---------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................     2,029,510  $    36,070,768     1,229,487  $    21,592,338
Shares issued in connection with
  reinvestment of distributions.........        11,071          176,806         2,119           33,270
                                          ------------  ---------------  ------------  ---------------
                                             2,040,581       36,247,574     1,231,606       21,625,608
Shares repurchased......................    (1,835,151)     (32,553,269)   (1,216,785)     (21,450,446)
                                          ------------  ---------------  ------------  ---------------
Net increase............................       205,430  $     3,694,305        14,821  $       175,162
                                          ------------  ---------------  ------------  ---------------
                                          ------------  ---------------  ------------  ---------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of a Fund's or Portfolio's expenses. For the year ended October 31, 1997, the Funds' or Portfolios' expenses were reduced by the following amounts under these arrangements:

                                                                                                                            EXPENSE
                                                                                                                           REDUCTION
                                                                                                                           ---------
Global Consumer Products and Services Portfolio..........................................................................  $ 123,570
Global Financial Services Portfolio......................................................................................     13,622
GT Global Health Care Fund...............................................................................................     81,354
Global Infrastructure Portfolio..........................................................................................        720
Global Natural Resources Portfolio.......................................................................................     71,129
GT Global Telecommunications Fund........................................................................................    163,244

                                      F51

                             GT GLOBAL THEME FUNDS

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by a Fund or Portfolio are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies by Global Consumer Products Portfolio, GT Global Health Care Fund, and GT Global Telecommunications Fund at October 31, 1997 amounted to $1,943,798, $251,388,855, and $113,211,488, respectively, at value.

Transactions during the period with companies that are or were affiliates are as follows:

GLOBAL CONSUMER PRODUCTS PORTFOLIO

                                                                          SALES        NET REALIZED      DIVIDEND
                                                    PURCHASES COST      PROCEEDS        GAIN (LOSS)       INCOME
                                                    ---------------  ---------------  ---------------  ------------
O & Y Properties Inc. Sp Wts......................  $     1,996,065  $            --  $            --  $         --

GT GLOBAL HEALTH CARE FUND

                                                       PURCHASES          SALES        NET REALIZED      DIVIDEND
                                                         COST           PROCEEDS        GAIN (LOSS)       INCOME
                                                    ---------------  ---------------  ---------------  ------------
ATL Ultrasound, Inc...............................  $    22,092,644  $     7,075,476  $     1,636,015  $         --
AVECOR Cardiovascular, Inc........................        1,034,472               --               --            --
Cardiac Pathways Corp.............................        8,400,212               --               --            --
Cardiovascular Dynamics Inc.......................        3,500,454               --               --            --
Catalytica, Inc...................................       10,691,833       16,327,767        8,539,392            --
Cell Therapeutics Inc.............................       12,018,948               --               --            --
Circon Corp.......................................               --        2,739,253          568,655            --
Depotech Corp.....................................       12,202,500        5,683,922          896,972            --
Endosonics Corp...................................       20,775,778        4,411,500         (979,619)           --
INAMED Corp.......................................        3,033,798           90,000         (108,753)           --
Interferon........................................        5,870,743        3,085,840          839,277
Kensey Nash Corp..................................        5,159,335        1,561,197        1,266,168            --
Life Medical Sciences, Inc........................        2,096,223          442,500         (352,500)           --
Micro Therapeutics, Inc...........................        1,800,000           66,248            6,248            --
Photoelectron Corp................................        2,822,805               --               --            --
Physio-Control International Corp.................       16,172,912        1,542,063           65,018            --
Protein Design Labs, Inc..........................       12,029,386       22,123,118           40,261            --
Regeneron Pharmaceuticals, Inc....................       15,114,745        2,161,577          277,371            --
Sunrise Medical, Inc..............................        3,237,927               --               --            --
TheraTech, Inc....................................        7,797,057               --               --            --
Visx, Inc.........................................       12,660,684        8,329,268         (295,181)           --

GT GLOBAL TELECOMMUNICATIONS FUND

                                                                          SALES         NET REALIZED      DIVIDEND
                                                    PURCHASES COST      PROCEEDS        GAIN (LOSS)        INCOME
                                                    ---------------  ---------------  ----------------  ------------
ANTEC Corp........................................  $            --  $     8,346,027  $    (10,335,549) $         --
Atlantic Tele-Network, Inc........................               --        1,368,992           (86,633)           --
DSP Communications, Inc...........................       22,490,263       10,010,074       (10,387,819)           --
Echostar Communications Corp. "A".................               --               --                --            --
Gandalf Technologies, Inc.........................               --        4,316,779       (27,050,916)           --
Grupo Mexicano de Video - 144A ADR................               --               --                --            --
Himachal Futuristic Communications Ltd. - 144A
  GDR.............................................               --        1,643,750        (7,656,250)           --
Intermedia Communications of Florida, Inc.........          508,750               --                --            --
International Engineering PLC - Foreign...........               --        3,181,312       (15,784,033)      305,427
Millicom International Cellular S.A...............               --               --                --            --
Orbital Sciences Corp.............................          430,000        6,351,505         1,003,380            --
PT Kabelindo Murni - Foreign......................               --        1,394,687        (5,501,277)           --
Spectrian Corp....................................               --       10,450,207        (9,831,404)           --
Tekelec...........................................          292,878       43,271,004        31,126,430            --
Tele 2000 S.A.....................................               --       10,524,931        (2,848,177)           --
Three-Five Systems, Inc...........................               --        1,862,340        (1,738,353)           --

                                      F52

                             GT GLOBAL THEME FUNDS

FEDERAL TAX INFORMATION (UNAUDITED): Listed below is the amount of income received by the Funds from sources within foreign countries and possessions of the United States and the amount of taxes paid by the Funds to such countries for the fiscal year ended October 31, 1997:

                                                   FOREIGN                    FOREIGN
                                          -------------------------   -----------------------
FUND                                      SOURCE INCOME   PER SHARE    TAXES PAID   PER SHARE
----------------------------------------  -------------   ---------   ------------  ---------
GT Global Consumer Products and Services
  Fund..................................          --            --             --         --
GT Global Financial Services Fund.......     $699,745      $0.1412    $    77,681    $0.0157
GT Global Health Care Fund..............          --            --             --         --
GT Global Infrastructure Fund...........          --            --             --         --
GT Global Natural Resources Fund........          --            --             --         --
GT Global Telecommunications Fund.......          --            --             --         --

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as capital gain dividends for the fiscal year ended October 31, 1997:

                                          CAPITAL GAIN
FUND                                        DIVIDEND
----------------------------------------  ------------
GT Global Consumer Products and Services
  Fund..................................  $    330,657
GT Global Financial Services Fund.......       740,650
GT Global Health Care Fund..............            --
GT Global Infrastructure Fund...........     3,083,268
GT Global Natural Resources Fund........     2,673,826
GT Global Telecommunications Fund.......   166,632,944

Pursuant to Section 854 of the Internal Revenue Code, the Funds designate the following percentage amounts of ordinary income dividends paid (including short-term capital gain distributions, if any) by the Funds as income qualifying for the dividends received deduction for corporations for the fiscal year ended October 31, 1997:

FUND
----------------------------------------
GT Global Consumer Products and Services
  Fund..................................      2.57%
GT Global Financial Services Fund.......     13.12%
GT Global Health Care Fund..............         --
GT Global Infrastructure Fund...........         --
GT Global Natural Resources Fund........      2.48%
GT Global Telecommunications Fund.......         --

                                      F53

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

GT GLOBAL THEME FUNDS

GT GLOBAL FUNDS

GT Global offers a broad range of funds to complement many investors portfolios. For more information and a prospectus on any of the GT Global Mutual Funds, please contact your investmentcounselor or call GT global directly at 1-800-924-1580. The prospectus contains more complete information including changes, expenses and risks. Investors should read the prospectus carefully before investing.



GROWTH FUNDS

GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Offers portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Provides access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL INFRASTRUCTURE FUND
Invests in companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND Invests in the emerging markets of Latin America

SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Looks for equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Seeks to earn monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities of emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital




This report must be accompanied or preceded by a current prospectus.

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GT Global Inc.
Fifty California Street
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San Fransisco, CA
94111-4624




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